UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

AMG Funds II

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2017 – DECEMBER 31, 2017

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

December 31, 2017

AMG Chicago Equity Partners Balanced Fund

Class N: MBEAX      |     Class I: MBESX     |      Class Z: MBEYX

AMG Chicago Equity Partners Small Cap Value Fund

Class N: CESVX        |     Class I: CESSX      |     Class Z: CESIX

AMG Managers Amundi Intermediate Government Fund

Class N: MGIDX      |     Class I: MADIX     |      Class Z: MAMZX

AMG Managers Amundi Short Duration Government Fund

Class N: MGSDX      |     Class I: MANIX     |      Class Z: MATZX

amgfunds.com |	123117 AR009

AMG Funds

Annual Report—December 31, 2017

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Chicago Equity Partners Balanced Fund	4
AMG Chicago Equity Partners Small Cap Value Fund	16
AMG Managers Amundi Intermediate Government Fund	23
AMG Managers Amundi Short Duration Government Fund	31

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	41
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	43
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	44
Detail of changes in assets for the past two fiscal years

Financial Highlights	46
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	58
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68

OTHER INFORMATION	69

TRUSTEES AND OFFICERS	70

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved and positive investor sentiment helped extend the U.S. bull market into its ninth year. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 21.83% during the fiscal year ended December 31, 2017. By comparison, small cap stocks underperformed large caps with a 14.65% return for the small cap Russell 2000® Index.

The S&P 500 Index has notched positive performance in every month since the U.S. presidential election amidst the backdrop of strong corporate earnings, improving global economic growth and the passage of sweeping tax reform. 2017 also marked a turning point for the broader global economy as growth accelerated in a more coordinated fashion around the world, global trade improved and commodities recovered. U.S. equity market volatility remained extremely low despite saber rattling in North Korea and a devastating hurricane season. In fact, the S&P 500 Index has not seen a pullback greater than 5% since the summer of 2016.

In total, all but two sectors of the S&P 500 Index were positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and materials stocks led the Index with returns of 38.87% and 23.25%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (1.11)% and (1.49)%, respectively. Growth stocks outperformed value during all four quarters of the year and ended 2017 with returns of 30.2% and 13.7% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities outperformed domestic equities for the first time since 2012 as the global economy picked up and international returns were boosted by a weaker U.S. Dollar with the MSCI All Country World ex-USA Index returning 27.19% during the year. Meanwhile, emerging markets had their strongest year since 2009 with a 37.3% return for the MSCI Emerging Markets Index.

The U.S. bond market produced modestly positive returns for the year, as measured by the 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. The yield curve flattened as the U.S. Federal Reserve (the Fed) continued to normalize monetary policy and short-term interest rates rose more than longer-term rates. The 2-year U.S. Treasury note rose 69 basis points during the year to yield 1.89% while the 10-year U.S. Treasury note ended 2017 at a 2.40% yield, five basis points lower than where it started. Investment grade corporates outperformed Treasuries and securitized credits with returns of 6.42%, 2.31% and 2.51%, respectively. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 7.50% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

		Periods ended December 31, 2017*
Average Annual Total Returns		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500® Index)	21.83%	11.41%	15.79%
Small Caps	(Russell 2000® Index)	14.65%	9.96%	14.12%
International	(MSCI All Country World ex-USA Index)	27.19%	7.83%	6.80%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	3.54%	2.24%	2.10%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	7.50%	6.35%	5.78%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.45%	2.98%	3.02%
Treasury Bills	(ICE BofAML 6-Month U.S. Treasury Bill Index)	0.95%	0.62%	0.43%

*	Source: Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG Chicago Equity Partners Balanced Fund
Based on Actual Fund Return
Class N	1.09%	$1,000	$1,080	$5.71
Class I	.94%	$1,000	$1,080	$4.93
Class Z	.84%	$1,000	$1,082	$4.41
Based on Hypothetical 5% Annual Return
Class N	1.09%	$1,000	$1,020	$5.55
Class I	.94%	$1,000	$1,020	$4.79
Class Z	.84%	$1,000	$1,021	$4.28
AMG Chicago Equity Partners Small Cap Value Fund
Based on Actual Fund Return
Class N	1.35%	$1,000	$1,069	$7.04
Class I	1.26%	$1,000	$1,069	$6.57
Class Z	.95%	$1,000	$1,072	$4.96
Based on Hypothetical 5% Annual Return
Class N	1.35%	$1,000	$1,018	$6.87
Class I	1.26%	$1,000	$1,019	$6.41
Class Z	.95%	$1,000	$1,020	$4.84
AMG Managers Amundi Intermediate Government Fund
Based on Actual Fund Return
Class N	.84%	$1,000	$1,006	$4.25
Class I	.73%	$1,000	$1,006	$3.69
Class Z	.69%	$1,000	$1,007	$3.49
Based on Hypothetical 5% Annual Return
Class N	.84%	$1,000	$1,021	$4.28
Class I	.73%	$1,000	$1,022	$3.72
Class Z	.69%	$1,000	$1,022	$3.52
AMG Managers Amundi Short Duration Government Fund
Based on Actual Fund Return
Class N	.72%	$1,000	$1,004	$3.64
Class I	.63%	$1,000	$1,004	$3.18
Class Z	.57%	$1,000	$1,005	$2.88
Based on Hypothetical 5% Annual Return
Class N	.72%	$1,000	$1,022	$3.67
Class I	.63%	$1,000	$1,022	$3.21
Class Z	.57%	$1,000	$1,022	$2.91

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG Chicago Equity Partners Balanced Fund (Class N shares) (the “Fund”) returned 15.54%, compared to the 14.17% return for its benchmark, which consists of 60% the return of the Russell 1000® Index and 40% the return of the Bloomberg Barclays U.S. Aggregate Bond Index.

The portfolio is managed to emphasize stock selection while also using our proprietary models to adjust size, style and allocation exposures. The Fund has had a strong year, beating the benchmark in three of the four quarters. A 65/35 asset allocation was maintained throughout the year and the overweight to equities helped returns relative to the 60/40 benchmark. The market phase identified by the firm’s proprietary model was in expansion all year, so the Fund maintained its preference for growth over value—this also helped relative returns as growth beat value in 2017. The equity portion of the Fund significantly outperformed the Russell 1000® Index, helped by the preference for growth over value and good performance from the alpha model. The fixed income portion of the Fund underperformed the Bloomberg Barclays Aggregate Index. The portfolio maintained its underweight to corporate bonds as well as its emphasis on higher quality issuers in this environment, which hurt relative performance.

The strong stock market of 2017 reflected not only multiple expansion, but also strong corporate earnings growth. Economic indicators in the U.S.

were generally strong in the fourth quarter and throughout 2017, with a solid job market, strong housing numbers, improved growth and earnings expectations, and moderate inflation. As such, the Federal Reserve raised rates three times in the year, with the targeted federal funds rate ending the year at 1.5%. Regarding fixed income markets, from a valuation standpoint, risk premiums are at cycle lows, demonstrated by the corporate option-adjusted spread (OAS) declining 30 basis points over the year to end at 93 basis points. Throughout the year, the yield curve flattened as short rates rose and longer rates declined. Additionally, we have seen an increase in risk overall, including in balance sheet leverage. The Federal Reserve’s intent is to continue to raise rates and reverse Quantitative Easing.

Given this backdrop, the fixed income portion of the Fund continues to focus on downside protection and the equity portion continues to follow its disciplined approach. Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk-controlled process offers the potential to deliver consistent excess returns for the equity portion of the Fund. For the fixed income portion of the Fund, current circumstances support our strategy of maintaining a high quality bias. We believe the current environment demands an emphasis on downside protection in bond portfolios, and we are managing the portfolio in line with that belief. We will continue to monitor inputs to our investment process for indications of improving conditions and opportunity but believe our positioning is prudent and in line with our stated objectives. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Chicago Equity Partners Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N shares on December 31, 2007, to a $10,000 investment made in the 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

4

AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Chicago Equity Partners Balanced Fund, the 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2017.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Chicago Equity Partners Balanced Fund2, [3,4,5,6,7,8]
Class N	15.54%	9.67%	7.25%	8.05%	01/02/97
Class I	15.71%	9.89%	—	9.62%	11/30/12
Class Z	15.90%	9.96%	7.53%	8.43%	01/02/97
60% Russell 1000® Index9 /40% Bloomberg Barclays U.S. Aggregate Bond Index[10]	14.17%	10.29%	7.36%	7.72%	01/02/97	†
Bloomberg Barclays U.S. Aggregate Bond Index[10]	3.54%	2.10%	4.01%	5.22%	01/02/97	†
Russell 1000® Index[9]	21.69%	15.71%	8.59%	8.52%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

† Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[4]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[9]	The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.
[1][0]	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Chicago Equity Partners Balanced Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
U.S. Government and Agency Obligations	31.3
Information Technology	17.2
Industrials	10.4
Consumer Discretionary	9.1
Financials	8.9
Health Care	8.0
Consumer Staples	4.6
Energy	2.4
Real Estate	2.4
Materials	2.2
Utilities	1.7
Telecommunication Services	0.7
Short-Term Investments*	1.9
Other Assets Less Liabilities**	(0.8)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Apple, Inc.	2.9
U.S. Treasury Bonds, 2.750%, 08/15/42	2.4
Alphabet, Inc., Class A	2.1
U.S. Treasury Notes, 2.250%, 11/15/24	2.0
U.S. Treasury Notes, 2.250%, 02/15/27	2.0
Microsoft Corp.	1.5
Facebook, Inc., Class A	1.4
Amazon.com, Inc.	1.2
FHLMC Gold Pool, 3.500%, 01/01/46	1.1
U.S. Treasury Notes, 1.000%, 06/30/19	1.1

Top Ten as a Group	17.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2017

	Shares	Value
Common Stocks - 63.8%
Consumer Discretionary - 9.1%
888 Holdings PLC (Gibraltar)	21,500	$81,772
Amazon.com, Inc.*	2,020	2,362,329
Aoyama Trading Co., Ltd. (Japan)	1,300	48,580
Bellway PLC (United Kingdom)	300	14,382
Beneteau, S.A. (France)	4,800	114,869
Best Buy Co., Inc.	1,420	97,227
BorgWarner, Inc.	5,780	295,300
Burlington Stores, Inc.*	6,240	767,707
Cable One, Inc.[1]	390	274,307
Card Factory PLC (United Kingdom)	29,400	117,138
CarMax, Inc.*	3,480	223,172
Chipotle Mexican Grill, Inc.*	195	56,361
Choice Hotels International, Inc.	1,840	142,784
Comcast Corp., Class A	34,675	1,388,734
CTS Eventim AG & Co. KGaA (Germany)	1,200	55,790
De’ Longhi S.P.A. (Italy)	100	3,027
Dollar Tree, Inc.*	3,140	336,953
Domino’s Pizza, Inc.	2,430	459,173
Dunkin’ Brands Group, Inc.	2,590	166,977
EDION Corp. (Japan)	5,500	63,946
Exedy Corp. (Japan)	3,500	107,831
Harley-Davidson, Inc.[1]	2,360	120,077
Hilton Worldwide Holdings, Inc.	9,285	741,500
The Home Depot, Inc.	10,045	1,903,829
John Menzies PLC (United Kingdom)	4,000	36,751
Kadokawa Dwango Corp. (Japan)	4,500	55,486
Kindred Group PLC, SDR (Malta)	3,100	44,264
Liberty Interactive Corp. QVC Group, Class A*	28,355	692,429
Liberty Ventures*	4,190	227,266
Macy’s, Inc.[1]	3,785	95,344
Marriott International, Inc., Class A	4,440	602,641
McDonald’s Corp.	5,400	929,448
Misawa Homes Co., Ltd. (Japan)	12,000	105,424
N Brown Group PLC (United Kingdom)	13,400	48,975
Netflix, Inc.*	4,620	886,855
Nissan Shatai Co., Ltd. (Japan)	3,100	31,642
Omnicom Group, Inc.	2,300	167,509
Polaris Industries, Inc.[1]	3,305	409,787
Ralph Lauren Corp.[1]	2,115	219,304
Ross Stores, Inc.	8,120	651,630
Royal Caribbean Cruises, Ltd.	1,070	127,630

	Shares	Value
Sanoma OYJ (Finland)	8,600	$112,164
Service Corp. International	11,480	428,434
Sirius XM Holdings, Inc.[1]	36,585	196,096
SKY Perfect JSAT Holdings, Inc. (Japan)	11,900	54,464
SSP Group PLC (United Kingdom)	400	3,674
Target Corp.	4,295	280,249
Thule Group AB (Sweden)[2]	2,000	45,054
Time Warner, Inc.	1,910	174,708
Tokai Rika Co., Ltd. (Japan)	1,800	37,771
Tupperware Brands Corp.	4,875	305,662
VF Corp.	7,620	563,880
Visteon Corp.*	2,210	276,559
Wacoal Holdings Corp. (Japan)	1,500	47,314
Total Consumer Discretionary		17,802,179
Consumer Staples - 4.6%
a2 Milk Co., Ltd. (New Zealand)*	18,100	103,518
Altria Group, Inc.	7,625	544,501
Archer-Daniels-Midland Co.	9,070	363,526
Brown-Forman Corp., Class B	8,415	577,858
The Coca-Cola Co.	11,535	529,226
Colgate-Palmolive Co.	1,220	92,049
Conagra Brands, Inc.	15,970	601,590
Constellation Brands, Inc., Class A	3,650	834,281
CVS Health Corp.	4,120	298,700
Edgewell Personal Care Co.*	2,835	168,371
The Estee Lauder Cos., Inc., Class A	8,055	1,024,918
Flowers Foods, Inc.	7,530	145,404
Ingredion, Inc.	2,780	388,644
La Doria S.P.A. (Italy)	1,200	23,597
Lamb Weston Holdings, Inc.	4,955	279,710
McCormick & Co., Inc., Non-Voting Shares	1,080	110,063
Origin Enterprises PLC (Ireland)	8,300	63,138
PepsiCo, Inc.	5,970	715,922
Philip Morris International, Inc.	1,660	175,379
Pilgrim’s Pride Corp.*	11,040	342,902
The Procter & Gamble Co.	9,800	900,424
Rami Levy Chain Stores Hashikma Marketing 2006, Ltd. (Israel)	1,600	84,882
Salmar A.S.A. (Norway)	3,100	93,135
Stock Spirits Group PLC (United Kingdom)	27,200	98,696

The accompanying notes are an integral part of these financial statements.

7

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Consumer Staples - 4.6% (continued)
Wal-Mart Stores, Inc.	3,860	$381,175
Total Consumer Staples		8,941,609
Energy - 2.4%
Anadarko Petroleum Corp.	2,800	150,192
Apache Corp.	3,150	132,993
Baker Hughes, a GE company	2,810	88,908
Cabot Oil & Gas Corp.	4,870	139,282
Chevron Corp.	5,335	667,889
CNX Resources Corp.*	6,240	91,291
ConocoPhillips	7,425	407,558
Devon Energy Corp.	6,790	281,106
EOG Resources, Inc.	920	99,277
EQT Corp.	780	44,398
Exxon Mobil Corp.	11,525	963,951
Japan Petroleum Exploration Co., Ltd. (Japan)	2,800	74,013
National Oilwell Varco, Inc.	3,300	118,866
Noble Corp. PLC (United Kingdom)*,1	16,620	75,122
Noble Energy, Inc.	2,500	72,850
Occidental Petroleum Corp.	1,420	104,597
Ocean Yield A.S.A. (Norway)	2,700	22,855
Pioneer Natural Resources	745	128,773
RPC, Inc.[1]	22,950	585,914
Sinanen Holdings Co., Ltd. (Japan)	800	19,102
Subsea 7, S.A. (United Kingdom)	3,000	44,946
Tethys Oil AB (Sweden)	900	7,214
Valero Energy Corp.	2,940	270,215
Whitehaven Coal, Ltd. (Australia)	19,800	68,663
Whiting Petroleum Corp.*	3,000	79,440
Total Energy		4,739,415
Financials - 7.6%
The Allstate Corp.	12,150	1,272,226
American Financial Group, Inc.	640	69,466
Ameriprise Financial, Inc.	3,870	655,849
Aspen Insurance Holdings, Ltd. (Bermuda)	3,540	143,724
Associated Banc-Corp.	7,100	180,340
Assurant, Inc.	2,230	224,873
Assured Guaranty, Ltd. (Bermuda)	6,240	211,349
Banca Mediolanum S.P.A. (Italy)	1,300	11,254
Banca Popolare Di Sondrio SCARL (Italy)	15,300	55,871
Bank of America Corp.	28,255	834,087
Berkshire Hathaway, Inc., Class B*	2,850	564,927
BlackRock, Inc.	320	164,387

	Shares	Value
Chesnara PLC (United Kingdom)	1,500	$7,883
Citizens Financial Group, Inc.	3,520	147,770
CME Group, Inc.	935	136,557
Comerica, Inc.	2,330	202,267
Commerce Bancshares, Inc.	4,043	225,761
Corp. Financiera Alba, S.A. (Spain)	1,700	97,336
Cullen/Frost Bankers, Inc.[1]	1,120	106,008
Dah Sing Financial Holdings, Ltd. (Hong Kong)	16,800	107,623
Deutsche Pfandbriefbank AG (Germany)[2]	7,100	113,420
Discover Financial Services	855	65,767
Eaton Vance Corp.	7,260	409,391
Erie Indemnity Co., Class A	1,020	124,277
esure Group PLC (United Kingdom)	30,900	103,673
Fifth Third Bancorp	8,240	250,002
Franklin Resources, Inc.	7,205	312,193
Genworth Mortgage Insurance Australia, Ltd. (Australia)	2,300	5,372
Invesco, Ltd.	4,150	151,641
Japan Securities Finance Co., Ltd. (Japan)	19,700	111,365
JPMorgan Chase & Co.	11,538	1,233,874
Lincoln National Corp.	2,540	195,250
LPL Financial Holdings, Inc.	1,880	107,423
M&T Bank Corp.	1,130	193,219
Marusan Securities Co., Ltd. (Japan)	11,500	102,888
MetLife, Inc.	5,510	278,586
MFA Financial, Inc., REIT	14,840	117,533
Moody’s Corp.	2,735	403,713
Navient Corp.	4,600	61,272
Northern Trust Corp.	6,350	634,301
Plus500, Ltd. (Israel)	8,400	102,881
The Progressive Corp.	9,930	559,257
Prudential Financial, Inc.	1,770	203,515
Regions Financial Corp.	12,230	211,334
S&P Global, Inc.	2,500	423,500
SEI Investments Co.	2,890	207,675
SpareBank 1 Nord Norge (Norway)	3,200	24,261
State Street Corp.	3,680	359,205
SunTrust Banks, Inc.	5,715	369,132
SVB Financial Group*	960	224,419
T Rowe Price Group, Inc.	950	99,683
TD Ameritrade Holding Corp.	11,070	566,009
Torchmark Corp.	1,480	134,251
The Travelers Cos., Inc.	665	90,201

The accompanying notes are an integral part of these financial statements.

8

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 7.6% (continued)
US Bancorp	6,565	$351,753
Waddell & Reed Financial, Inc., Class A1	10,210	228,091
Wells Fargo & Co.	5,330	323,371
White Mountains Insurance Group, Ltd.	110	93,641
Total Financials		14,966,897
Health Care - 8.0%
AbbVie, Inc.	2,760	266,920
ABIOMED, Inc.*	1,560	292,360
ACADIA Pharmaceuticals, Inc.*,1	7,855	236,514
Aetna, Inc.	1,775	320,192
Align Technology, Inc.*	3,080	684,345
Amgen, Inc.	415	72,168
Baxter International, Inc.	22,633	1,462,997
Becton Dickinson & Co.	224	47,818
BioGaia AB, Class B (Sweden)	800	31,793
Bioverativ, Inc.*	3,250	175,240
Bristol-Myers Squibb Co.	2,980	182,614
Bruker Corp.	15,465	530,759
Cardinal Health, Inc.	750	45,952
Centene Corp.*	2,490	251,191
Cigna Corp.	810	164,503
COSMO Pharmaceuticals, N.V. (Ireland)	100	15,024
Eli Lilly & Co.	2,970	250,846
Exelixis, Inc.*	16,450	500,080
Express Scripts Holding Co.*	900	67,176
Gilead Sciences, Inc.	4,915	352,111
Humana, Inc.	1,410	349,779
IDEXX Laboratories, Inc.*	4,390	686,508
Idorsia, Ltd. (Switzerland)*	200	5,223
Indivior PLC (United Kingdom)*	13,400	73,586
IQVIA Holdings, Inc.*	2,870	280,973
Johnson & Johnson	5,095	711,873
KYORIN Holdings, Inc. (Japan)	4,800	89,573
McKesson Corp.	690	107,605
Merck & Co., Inc.	17,695	995,698
Mettler-Toledo International, Inc.*	200	123,904
Neurocrine Biosciences, Inc.*	10,225	793,358
Paramount Bed Holdings Co., Ltd. (Japan)	1,500	74,124
Perrigo Co. PLC (Ireland)	4,425	385,683
Pfizer, Inc.	3,367	121,953
Regeneron Pharmaceuticals, Inc.*	1,210	454,912
RHT Health Trust (Singapore)	73,700	46,296

	Shares	Value
Ship Healthcare Holdings, Inc. (Japan)	1,400	$46,275
Toho Holdings Co., Ltd. (Japan)	5,200	117,220
UnitedHealth Group, Inc.	7,060	1,556,448
Varian Medical Systems, Inc.*	4,985	554,083
Veeva Systems, Inc., Class A*	7,500	414,600
Vertex Pharmaceuticals, Inc.*	1,055	158,102
WellCare Health Plans, Inc.*	4,645	934,156
Zoetis, Inc.	9,050	651,962
Total Health Care		15,684,497
Industrials - 8.1%
3M Co.	4,945	1,163,905
Aida Engineering, Ltd. (Japan)	7,500	91,533
Air New Zealand, Ltd. (New Zealand)	37,300	84,326
Allison Transmission Holdings, Inc.	13,945	600,611
Amadeus Fire AG (Germany)	500	46,320
Biesse S.P.A. (Italy)	300	15,207
The Boeing Co.	4,770	1,406,721
Caterpillar, Inc.	11,555	1,820,837
Cintas Corp.	2,140	333,476
Copa Holdings, S.A., Class A (Panama)	950	127,357
Costain Group PLC (United Kingdom)	14,700	92,835
Cummins, Inc.	1,070	189,005
Eaton Corp. PLC	870	68,739
Emerson Electric Co.	2,910	202,798
Enav S.P.A. (Italy)[2]	5,100	27,599
Expeditors International of Washington, Inc.	14,420	932,830
FACC AG (Austria)*	4,800	99,664
Flowserve Corp.	2,050	86,367
Fluor Corp.	2,490	128,608
Fortive Corp.	2,630	190,280
Galliford Try PLC (United Kingdom)	1,700	29,517
GATX Corp.[1]	1,660	103,186
General Electric Co.	10,300	179,735
Go-Ahead Group PLC (United Kingdom)	2,100	42,218
HEICO Corp.	1,990	187,756
Honeywell International, Inc.	2,050	314,388
Hopewell Holdings, Ltd. (Hong Kong)	22,700	83,764
Inabata & Co., Ltd. (Japan)	600	9,077
Ingersoll-Rand PLC	710	63,325
Itoki Corp. (Japan)	6,500	48,034
Jacobs Engineering Group, Inc.	2,980	196,561
Kanematsu Corp. (Japan)	500	6,900
KAR Auction Services, Inc.	2,370	119,709

The accompanying notes are an integral part of these financial statements.

9

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 8.1% (continued)
Kirby Corp.*	4,450	$297,260
Komori Corp. (Japan)	7,600	106,648
Kyodo Printing Co., Ltd. (Japan)	3,400	109,336
Landstar System, Inc.	4,820	501,762
Macquarie Atlas Roads Group (Australia)	22,000	107,571
Mersen, S.A. (France)	2,400	107,414
Morgan Advanced Materials
PLC (United Kingdom)	4,200	19,127
Mota-Engil SGPS, S.A. (Portugal)	26,000	114,271
Namura Shipbuilding Co., Ltd. (Japan)	17,400	107,028
Northrop Grumman Corp.	870	267,012
OC Oerlikon Corp. AG (Switzerland)	3,200	54,015
Old Dominion Freight Line, Inc.	3,930	516,991
Oshkosh Corp.	980	89,072
Redde PLC (United Kingdom)	17,000	40,224
Rheinmetall AG (Germany)	100	12,646
Robert Half International, Inc.	5,690	316,023
Rockwell Automation, Inc.	4,775	937,571
SG Fleet Group, Ltd. (Australia)	34,000	107,706
Sojitz Corp. (Japan)	11,100	34,007
Spirit AeroSystems Holdings, Inc., Class A	2,425	211,581
Sulzer AG (Switzerland)	800	97,039
The Toro Co.	770	50,227
TransUnion*	15,480	850,781
Union Pacific Corp.	620	83,142
United Rentals, Inc.*	7,485	1,286,746
Valmont Industries, Inc.	690	114,436
Waste Management, Inc.	1,290	111,327
WW Grainger, Inc.	1,020	240,975
Total Industrials		15,985,126
Information Technology - 17.2%
Activision Blizzard, Inc.	3,160	200,091
Adobe Systems, Inc.*	2,790	488,920
Advanced Micro Devices, Inc.*	11,890	122,229
Alphabet, Inc., Class A*	3,945	4,155,663
Altium, Ltd. (Australia)	900	9,303
Apple, Inc.	33,810	5,721,666
Arista Networks, Inc.*	3,665	863,401
Atea A.S.A. (Norway)	4,700	66,116
Atlassian Corp. PLC, Class A (Australia)*	2,180	99,234
Broadcom, Ltd.	510	131,019
CDW Corp.	18,100	1,257,769

	Shares	Value
Cisco Systems, Inc.	7,240	$277,292
Dell Technologies, Inc., Class V*	1,800	146,304
DXC Technology Co.	2,800	265,720
Facebook, Inc., Class A*	15,285	2,697,191
First Solar, Inc.*	1,490	100,605
Fortinet, Inc.*	22,450	980,840
Harris	3,770	534,020
Hewlett Packard Enterprise Co.	4,740	68,066
HP, Inc.	19,450	408,644
IAC/InterActiveCorp*	910	111,275
Ines Corp. (Japan)	7,700	79,742
IPG Photonics Corp.*	1,390	297,641
Jabil, Inc.	6,740	176,925
Juniper Networks, Inc.	10,970	312,645
Kainos Group PLC (United Kingdom)	11,100	50,880
Leidos Holdings, Inc.	13,110	846,513
LogMeIn, Inc.	1,525	174,612
Mastercard, Inc., Class A	5,930	897,565
Maxim Integrated Products, Inc.	9,511	497,214
Micron Technology, Inc.*	2,490	102,389
Microsoft Corp.	35,365	3,025,122
Nemetschek SE (Germany)	200	17,892
NVIDIA Corp.	2,940	568,890
PayPal Holdings, Inc.*	11,090	816,446
Red Hat, Inc.*	880	105,688
Shinko Electric Industries Co., Ltd. (Japan)	12,100	97,764
Siltronic AG (Germany)*	400	57,829
Skyworks Solutions, Inc.	6,700	636,165
Softcat PLC (United Kingdom)	11,200	78,633
Square, Inc., Class A*	17,240	597,711
Synopsys, Inc.*	6,220	530,193
Take-Two Interactive Software, Inc.*	5,215	572,503
Teradyne, Inc.	2,635	110,327
Texas Instruments, Inc.	13,290	1,388,008
Tower Semiconductor, Ltd. (Israel)*	100	3,398
Toyo Corp./Chuo-ku (Japan)	12,300	107,891
Universal Display Corp.	1,260	217,539
Venture Corp., Ltd. (Singapore)	5,300	80,916
Viavi Solutions, Inc.*	20,960	183,190
Visa, Inc., Class A	7,670	874,533
VMware, Inc., Class A*,1	650	81,458
Vtech Holdings (Hong Kong)	3,700	48,392
Western Digital Corp.	4,970	395,264

The accompanying notes are an integral part of these financial statements.

10

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 17.2% (continued)
Workday, Inc., Class A*	2,540	$258,420
Zebra Technologies Corp., Class A*	7,160	743,208
Total Information Technology		33,738,874
Materials - 2.2%
Air Products & Chemicals, Inc.	1,855	304,368
Albemarle Corp.	400	51,156
Avery Dennison Corp.	1,850	212,491
Berry Global Group, Inc.*	12,390	726,921
Cabot Corp.	1,495	92,077
The Chemours Co.	10,910	546,155
Domtar Corp.	4,060	201,051
DowDuPont, Inc.	5,427	386,511
DuluxGroup, Ltd. (Australia)	12,400	73,893
Ence Energia y Celulosa, S.A. (Spain)	7,200	47,514
FMC Corp.	1,420	134,417
Freeport-McMoRan, Inc.*	24,725	468,786
Huntsman Corp.	4,950	164,785
Marshalls PLC (United Kingdom)	17,200	105,639
Mitsubishi Steel Manufacturing Co., Ltd. (Japan)	4,200	104,099
The Navigator Co., S.A. (Portugal)	3,700	18,839
Newmont Mining Corp.	3,755	140,888
Nippon Paper Industries Co., Ltd. (Japan)	5,800	110,089
Nippon Soda Co., Ltd. (Japan)	700	4,654
Owens-Illinois, Inc.*	5,000	110,850
PPG Industries, Inc.	585	68,340
Svenska Cellulosa AB SCA, Class B (Sweden)	6,400	65,965
Toyo Ink SC Holdings Co., Ltd. (Japan)	3,000	17,721
Vedanta Resources PLC (India)	11,300	122,260
Westlake Chemical Corp.	1,320	140,620
Total Materials		4,420,089
Real Estate - 2.4%
Alexandria Real Estate Equities, Inc., REIT	760	99,248
alstria office REIT-AG, REIT (Germany)	3,000	46,362
Boston Properties, Inc., REIT	1,530	198,946
CapitaLand Retail China Trust, REIT (Singapore)	7,500	9,084
CBRE Group, Inc., Class A*	11,950	517,554
Columbia Property Trust, Inc., REIT	7,400	169,830
CoreSite Realty Corp., REIT	4,990	568,361
Corporate Office Properties Trust, REIT	4,180	122,056
DDR Corp., REIT	23,260	208,410
Digital Realty Trust, Inc., REIT	5,600	637,840

	Shares	Value
Equity Residential, REIT	3,475	$221,601
Eurocommercial Properties, N.V. (Netherlands)	600	26,140
Hemfosa Fastigheter AB (Sweden)	2,800	37,520
Kungsleden AB (Sweden)	15,500	112,399
Leopalace21 Corp. (Japan)	1,100	8,542
The Macerich Co., REIT	2,270	149,094
NSI, N.V., REIT (Netherlands)	100	4,171
Outfront Media Inc., REIT	10,125	234,900
Piedmont Office Realty Trust, Inc., Class A, REIT	14,790	290,032
RDI REIT PLC, REIT (United Kingdom)	215,200	106,380
Realty Income Corp., REIT	740	42,195
Sabra Health Care REIT, Inc., REIT	19,925	373,992
Savills PLC (United Kingdom)	5,400	72,397
Senior Housing Properties Trust, REIT	3,500	67,025
Soilbuild Business Space REIT, REIT (Singapore)	215,700	108,056
Spirit Realty Capital, Inc., REIT	16,000	137,292
Tanger Factory Outlet Centers, Inc., REIT [1]	3,280	86,953
Vastned Retail, N.V., REIT (Netherlands)	200	9,911
Total Real Estate		4,666,291
Telecommunication Services - 0.7%
AT&T, Inc.	20,490	796,651
B Communications, Ltd. (Israel)*	6,200	113,419
DNA Oyj (Finland)	700	13,144
Ei Towers S.P.A. (Italy)	300	19,258
T-Mobile US, Inc.*	4,445	282,302
Zayo Group Holdings, Inc.*	4,510	165,968
Total Telecommunication Services		1,390,742
Utilities - 1.5%
American Water Works Co., Inc.	4,295	392,950
Atmos Energy Corp.	3,300	283,437
CenterPoint Energy, Inc.	9,475	268,711
Consolidated Edison, Inc.	2,620	222,569
Entergy Corp.	720	58,601
Eversource Energy	1,770	111,829
Hokuriku Electric Power Co. (Japan)	12,200	98,152
NRG Energy, Inc.	20,855	593,950
OGE Energy Corp.	4,240	139,538
Pinnacle West Capital Corp.	2,530	215,505
PPL Corp.	7,570	234,291
REN - Redes Energeticas Nacionais SGPS,
S.A. (Portugal)	14,500	43,129
Vectren Corp.	2,130	138,493

The accompanying notes are an integral part of these financial statements.

11

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities - 1.5% (continued)
Xcel Energy, Inc.	2,650	$127,492
Total Utilities		2,928,647
Total Common Stocks
(Cost $103,058,322)		125,264,366
	Principal Amount
Corporate Bonds and Notes - 3.8%
Consumer Staples - 0.0%#
Colgate-Palmolive Co., MTN 1.750%, 03/15/19	$105,000	104,703
Financials - 1.3%
American Express Credit Corp., MTN 2.250%, 05/05/21	160,000	158,813
Bank of America Corp., MTN 2.503%, 10/21/22	270,000	267,308
Bank of Montreal, MTN (Canada) 2.100%, 12/12/19	185,000	184,540
The Goldman Sachs Group, Inc. 2.350%, 11/15/21	320,000	315,438
JPMorgan Chase & Co., MTN 2.295%, 08/15/21	330,000	327,214
Morgan Stanley, MTN 2.625%, 11/17/21	295,000	293,817
The Toronto-Dominion Bank, MTN (Canada) 2.250%, 11/05/19[1]	70,000	70,061
US Bancorp, MTN 2.200%, 04/25/19	175,000	175,527
Visa, Inc. 2.200%, 12/14/20	220,000	219,920
Wells Fargo & Co. 2.500%, 03/04/21	545,000	544,998
Total Financials		2,557,636
Industrials - 2.3%
3M Co., MTN 2.000%, 06/26/22	130,000	127,788
Altria Group, Inc. 2.625%, 01/14/20	200,000	201,346
Apple, Inc. 2.300%, 05/11/22	310,000	308,023
AT&T, Inc. 4.100%, 02/15/28[2]	370,000	371,972
BP Capital Markets PLC (United Kingdom) 1.676%, 05/03/19	225,000	223,860
Burlington Northern Santa Fe LLC 4.700%, 10/01/19	65,000	67,770
Cisco Systems, Inc. 1.400%, 02/28/18	200,000	199,900

	Principal Amount	Value
Cisco Systems, Inc. 2.200%, 02/28/21	$160,000	$159,565
Dr Pepper Snapple Group, Inc. 3.130%, 12/15/23	120,000	121,260
Exxon Mobil Corp. 1.708%, 03/01/19	95,000	94,794
Ford Motor Co. 4.346%, 12/08/26	120,000	125,336
General Electric Co.
Series A 6.750%, 03/15/32	45,000	61,737
The Home Depot, Inc. 2.250%, 09/10/18	210,000	210,620
Johnson & Johnson 5.150%, 07/15/18	90,000	91,678
Lockheed Martin Corp. 1.850%, 11/23/18	70,000	69,930
McDonald’s Corp., MTN 5.350%, 03/01/18	195,000	196,170
6.300%, 10/15/37	80,000	107,781
PepsiCo, Inc. 2.250%, 05/02/22	335,000	331,729
Pfizer, Inc. 1.700%, 12/15/19	230,000	228,619
Shell International Finance BV (Netherlands) 1.875%, 05/10/21	130,000	128,150
TransCanada PipeLines, Ltd. (Canada) 3.800%, 10/01/20	100,000	103,726
Tyson Foods, Inc. 2.650%, 08/15/19	200,000	201,039
Union Pacific Corp. 3.646%, 02/15/24	155,000	163,053
United Parcel Service, Inc. 6.200%, 01/15/38	120,000	165,483
Verizon Communications, Inc. 2.946%, 03/15/22	396,000	398,804
Total Industrials		4,460,133
Utilities - 0.2%
Consolidated Edison Co. of New York, Inc.
Series 08-B 6.750%, 04/01/38	105,000	151,056
Dominion Energy, Inc. 4.450%, 03/15/21	75,000	79,254
Georgia Power Co. 5.400%, 06/01/40	65,000	78,288
PacifiCorp 6.000%, 01/15/39	85,000	114,448
Total Utilities		423,046
Total Corporate Bonds and Notes
(Cost $7,480,385)		7,545,518

The accompanying notes are an integral part of these financial statements.

12

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government and Agency Obligations - 31.3%
Fannie Mae - 2.8%
FNMA, 1.000%, 10/24/19	$360,000	$354,193
1.375%, 10/07/21[1]	170,000	165,419
1.875%, 02/19/19	440,000	440,163
2.000%, 01/01/30	57,355	56,470
2.500%, 04/01/28 to 05/01/43	1,742,100	1,713,683
2.625%, 09/06/24	305,000	309,344
3.000%, 03/01/42 to 08/01/43	575,059	578,309
3.500%, 11/01/25 to 07/01/43	301,315	311,195
4.000%, 12/01/21 to 11/01/44	320,064	335,667
4.500%, 06/01/39 to 09/01/43	740,615	792,613
5.000%, 09/01/33 to 10/01/41	308,405	333,389
5.500%, 02/01/35 to 05/01/39	147,372	162,702
Total Fannie Mae		5,553,147
Freddie Mac - 9.1%
Federal Home Loan Mortgage Corp., 1.375%, 05/01/20[1]	170,000	167,516
2.375%, 01/13/22	105,000	106,005
FHLMC Gold Pool, 2.500%, 07/01/28 to 09/01/46	1,329,454	1,307,587
3.000%, 01/01/29 to 11/01/47	5,012,021	5,043,795
3.500%, 03/01/42 to 10/01/47	5,650,900	5,814,298
4.000%, 03/01/44 to 11/01/45	3,414,220	3,572,354
4.500%, 02/01/39 to 04/01/44	874,010	931,285
5.000%, 07/01/35 to 07/01/41	706,236	767,911
5.500%, 04/01/38 to 01/01/39	42,493	47,122
Total Freddie Mac		17,757,873
U.S. Treasury Obligations - 19.4%
U.S. Treasury Bonds,
2.750%, 08/15/42 to 08/15/47	5,925,000	5,960,996
3.000%, 11/15/45	1,155,000	1,213,246
U.S. Treasury Notes,
0.875%, 07/31/19	840,000	827,400
1.000%, 06/30/19 to 11/30/19	3,930,000	3,875,554
1.125%, 07/31/21	1,555,000	1,503,977
1.375%, 05/31/20 to 08/31/20	3,155,000	3,111,510
1.500%, 02/28/19 to 01/31/22	1,955,000	1,928,023
1.625%, 07/31/20 to 05/15/26	3,185,000	3,074,984
1.750%, 05/15/22 to 06/30/22	2,175,000	2,138,001
1.875%, 11/30/21	1,670,000	1,656,660
2.000%, 02/15/25	725,000	708,843
2.250%, 11/15/24 to 02/15/27	8,845,000	8,766,406
2.500%, 08/15/23 to 05/15/24	3,255,000	3,295,206
Total U.S. Treasury Obligations		38,060,806

Total U.S. Government and Agency Obligations (Cost $61,973,139)		61,371,826

	Shares	Value
Rights - 0.0%
Health Care - 0.0%
Dyax Corp. CVR Expiration 12/31/19*,3,4 (Cost $0)	670	$0
	Principal Amount
Short-Term Investments - 1.9%
Joint Repurchase Agreements - 1.3%[5]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $1,000,157 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $1,020,000)	$1,000,000	1,000,000
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $448,828 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $457,732)	448,757	448,757
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $1,000,181 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $1,027,770)	1,000,000	1,000,000
Total Joint Repurchase Agreements		2,448,757
	Shares
Other Investment Companies - 0.6%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[6]	1,181,536	1,181,536
Total Short-Term Investments (Cost $3,630,293)		3,630,293
Total Investments - 100.8% (Cost $176,142,139)		197,812,003
Other Assets, less Liabilities - (0.8)%		(1,523,289)

Net Assets - 100.0%		$196,288,714

#	Less than 0.05%.
*	Non-income producing security.
[1]	Some or all of these securities, amounting to $2,374,701 or 1.2% of net assets, were out on loan to various brokers.

[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2017, the value of these securities amounted to $558,045 or 0.3% of net assets.
[3]	Security’s value was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

13

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

[4]	This security is restricted and not available for re-sale. The security was received as part of a corporate action on January 22, 2016.
[5]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[6]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

CVR         Contingent Value Rights

FHLMC    Freddie Mac

FNMA      Fannie Mae

MTN         Medium-Term Note

REIT         Real Estate Investment Trust

SDR          Sponsored Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2†	Level 3	Total
Investments in Securities
Common Stocks
Information Technology	$33,235,747	$503,127	—	$33,738,874
Consumer Discretionary	16,974,393	827,786	—	17,802,179
Industrials	15,064,347	920,779	—	15,985,126
Health Care	15,237,423	447,074	—	15,684,497
Financials	14,475,100	491,797	—	14,966,897
Consumer Staples	8,824,877	116,732	—	8,941,609
Energy	4,532,691	206,724	—	4,739,415
Real Estate	4,355,088	311,203	—	4,666,291
Materials	3,968,534	451,555	—	4,420,089
Utilities	2,830,495	98,152	—	2,928,647
Telecommunication Services	1,264,179	126,563	—	1,390,742
Corporate Bonds and Notes††	—	7,545,518	—	7,545,518
U.S. Government and Agency Obligations††	—	61,371,826	—	61,371,826
Rights	—	—	$0	—
Short-Term Investments
Joint Repurchase Agreements	—	2,448,757	—	2,448,757
Other Investment Companies	1,181,536	—	—	1,181,536

Total Investments in Securities	$121,944,410	$75,867,593	$0	$197,812,003

†	As a result of the fair valuation policy utilized by the Fund, certain international equity securities may be level 2 and could result in transfers between level 1 to level 2. (See Note 1(a) in the Notes to Financial Statements.)
††	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

At December 31, 2017, the Level 3 securities are Rights received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs which generated a change in unrealized depreciation of $7.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

14

AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Country	% of Long-Term Investments
Australia	0.2
Austria	0.0	#
Bermuda	0.2
Canada	0.2
Finland	0.1
France	0.1
Germany	0.2
Gibraltar	0.0	#
Hong Kong	0.1
India	0.1
Ireland	0.2
Israel	0.2
Italy	0.1
Japan	1.2
Malta	0.0	#
Netherlands	0.1
New Zealand	0.1
Norway	0.1
Panama	0.1
Portugal	0.1
Singapore	0.1
Spain	0.1
Sweden	0.1
Switzerland	0.1
United Kingdom	0.8
United States	95.4

	100.0

#	Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

15

AMG Chicago Equity Partners Small Cap Value Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG Chicago Equity Partners Small Cap Value Fund (Class I shares) (the “Fund”) returned 5.35%, compared to the 7.84% return for its benchmark, the Russell 2000® Value Index.

The strong stock market of 2017 reflected not only multiple expansion, but also strong corporate earnings growth. Economic indicators in the U.S. were generally strong in the fourth quarter and throughout 2017, with a solid job market, strong housing numbers, improved growth and earnings expectations, and moderate inflation. As such, the Federal Reserve raised rates three times in the year, with the targeted federal funds rate ending the year at 1.5%.

While the Fund outperformed its benchmark in most months of 2017, weaker relative returns in March, May and December had the worst drag on relative performance for the year. In each of those months, at least two if not three factor groups detracted from returns. The Fund’s exposures to value and quality factors had weak performance, while momentum and growth were relatively strong. For the year, the spread between our top quintile-ranked and bottom quintile-ranked stocks was positive, but not as wide as the long-term average of our quantitative model.

Expectations for 2018 are for continued increased earnings as corporate tax reform is incorporated into expectations. It has been our experience that the market rewards a broad set of fundamental factors more often than not, which is why we consistently stick to our disciplined process.

The Fund is managed to emphasize stock selection while neutralizing size, style and sector exposure. Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk-controlled process offers the potential to deliver consistent excess returns. Overall, our philosophy will not change based on short-term trends or conditions in the market. We will continue to use our disciplined approach to provide added value at controlled levels of risk.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, LLC, as of December 31, 2017 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

16

AMG Chicago Equity Partners Small Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Chicago Equity Partners Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I shares on December 31, 2014 (inception date), to a $10,000 investment made in the Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Chicago Equity Partners Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG Chicago Equity Partners Small Cap Value Fund2, [3,4,5,6,7]
Class N	5.18%	8.41%	12/31/14
Class I	5.35%	8.69%	12/31/14
Class Z	5.63%	8.86%	12/31/14
Russell 2000® Value Index[8]	7.84%	9.55%	12/31/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[5]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[6]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Value Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

17

AMG Chicago Equity Partners Small Cap Value Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

Sector	%of Net Assets
Financials	31.2
Industrials	15.5
Consumer Discretionary	8.6
Information Technology	8.6
Real Estate	8.1
Utilities	6.6
Health Care	6.1
Energy	5.4
Materials	5.0
Consumer Staples	2.7
Telecommunication Services	0.7
Short-Term Investments*	8.2
Other Assets Less Liabilities**	(6.7)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	%of Net Assets
Wintrust Financial Corp.	2.1
Cathay General Bancorp	1.9
Vishay Intertechnology, Inc.	1.7
MGIC Investment Corp.	1.6
American Equity Investment Life Holding Co.	1.6
Waddell & Reed Financial, Inc., Class A	1.5
Invesco Mortgage Capital, Inc., 0.420%	1.5
Xenia Hotels & Resorts, Inc., 0.275%	1.5
Sunstone Hotel Investors, Inc., 0.580%	1.4
Halyard Health, Inc.	1.3

Top Ten as a Group	16.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

18

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments

December 31, 2017

	Shares	Value
Common Stocks - 98.5%
Consumer Discretionary - 8.6%
Beazer Homes USA, Inc.*	540	$10,373
Bridgepoint Education, Inc.*	730	6,059
The Buckle, Inc.[1]	235	5,581
Callaway Golf Co.	1,245	17,343
Career Education Corp.*	605	7,308
Citi Trends, Inc.	260	6,880
Conn’s, Inc.*,1	545	19,375
Cooper-Standard Holdings, Inc.*	30	3,675
Dana, Inc.	250	8,002
Deckers Outdoor Corp.*	80	6,420
Flexsteel Industries, Inc.	120	5,614
Group 1 Automotive, Inc.	180	12,775
Johnson Outdoors, Inc., Class A	320	19,869
KB Home	255	8,147
Marriott Vacations Worldwide Corp.	120	16,225
MDC Partners, Inc., Class A*	1,560	15,210
MSG Networks, Inc., Class A*	375	7,594
Office Depot, Inc.	1,785	6,319
Oxford Industries, Inc.	70	5,263
Stoneridge, Inc.*	260	5,944
Tilly’s, Inc., Class A	235	3,469
TopBuild Corp.*	310	23,479
Tower International, Inc.	205	6,263
tronc, Inc.*	330	5,805
ZAGG, Inc.*	225	4,151
Total Consumer Discretionary		237,143
Consumer Staples - 2.7%
Cal-Maine Foods, Inc.*	75	3,334
Central Garden & Pet Co., Class A*	430	16,215
Ingles Markets, Inc., Class A	10	346
Sanderson Farms, Inc.	182	25,258
SpartanNash Co.	55	1,467
SUPERVALU, Inc.*,1	615	13,284
United Natural Foods, Inc.*	185	9,115
Village Super Market, Inc., Class A	215	4,930
Total Consumer Staples		73,949
Energy - 5.4%
C&J Energy Services, Inc.*	495	16,568
Delek US Holdings, Inc.	970	33,892
Exterran Corp.*	450	14,148
McDermott International, Inc.*	3,000	19,740

	Shares	Value
Newpark Resources, Inc.*	1,620	$13,932
Oasis Petroleum, Inc.*	755	6,349
Pacific Ethanol, Inc.*	400	1,820
ProPetro Holding Corp.*	735	14,818
Renewable Energy Group, Inc.*	340	4,012
Unit Corp.*	210	4,620
W&T Offshore, Inc.*	5,545	18,354
Total Energy		148,253
Financials - 31.2%
AG Mortgage Investment Trust, Inc., REIT	635	12,071
American Equity Investment Life Holding Co.	1,400	43,022
Anworth Mortgage Asset Corp., REIT	2,275	12,376
Apollo Commercial Real Estate Finance, Inc., REIT [1]	3	55
ARMOUR Residential REIT, Inc., REIT	1,195	30,735
The Bancorp, Inc.*	1,180	11,658
Bank of Commerce Holdings	70	805
The Bank of NT Butterfield & Son, Ltd. (Bermuda)	975	35,383
Cadence BanCorp*	275	7,458
Cathay General Bancorp	1,205	50,815
Chemical Financial Corp.	240	12,833
City Holding Co.	60	4,048
CNB Financial Corp.	60	1,574
CoBiz Financial, Inc.	390	7,796
Columbia Banking System, Inc.	565	24,544
Evercore, Inc., Class A	80	7,200
Farmers Capital Bank Corp.	40	1,540
FB Financial Corp.*	100	4,199
Federal Agricultural Mortgage Corp., Class C	279	21,829
First American Financial Corp.	245	13,730
First Commonwealth Financial Corp.	575	8,234
First Community Bancshares, Inc.	65	1,867
First Financial Bancorp	1,224	32,252
Hancock Holding Co.	495	24,503
Heritage Financial Corp.	595	18,326
Hope Bancorp, Inc.	715	13,049
Independent Bank Corp.	570	12,740
Invesco Mortgage Capital, Inc., REIT	2,330	41,544
Kearny Financial Corp.	660	9,537
Kemper Corp.	100	6,890
Lakeland Financial Corp.	345	16,729
Macatawa Bank Corp.	380	3,800
MBT Financial Corp.	280	2,968

The accompanying notes are an integral part of these financial statements.

19

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 31.2% (continued)
Meta Financial Group, Inc.	300	$27,795
MGIC Investment Corp.*	3,195	45,082
New Residential Investment Corp., REIT	855	15,287
NMI Holdings, Inc., Class A*	1,735	29,495
Old Second Bancorp, Inc.	440	6,006
Oppenheimer Holdings, Inc., Class A	130	3,484
PCSB Financial Corp.*	170	3,239
Preferred Bank	449	26,392
RBB Bancorp	65	1,779
Republic Bancorp, Inc., Class A	65	2,471
Riverview Bancorp, Inc.	740	6,416
S&T Bancorp, Inc.	300	11,943
Shore Bancshares, Inc.	170	2,839
State Bank Financial Corp.	390	11,638
Third Point Reinsurance, Ltd. (Bermuda)*	2,035	29,813
UMB Financial Corp.	85	6,113
Universal Insurance Holdings, Inc.	1,155	31,589
Waddell & Reed Financial, Inc., Class A1	1,895	42,334
Walker & Dunlop, Inc.*	80	3,800
Wintrust Financial Corp.	700	57,659
Total Financials		861,284
Health Care - 6.1%
Agenus, Inc.*,1	960	3,130
Bluebird Bio, Inc.*	55	9,795
Diplomat Pharmacy, Inc.*	115	2,308
Emergent BioSolutions, Inc.*	410	19,053
Halyard Health, Inc.*	800	36,944
Innoviva, Inc.*	1,550	21,994
Lannett Co., Inc.*	180	4,176
Magellan Health, Inc.*	130	12,551
Novavax, Inc.*	3,015	3,739
Omeros Corp.*	85	1,652
Orthofix International, N.V.*	115	6,290
Owens & Minor, Inc.[1]	340	6,419
PDL BioPharma, Inc.*	3,300	9,042
PTC Therapeutics, Inc.*	110	1,835
Spectrum Pharmaceuticals, Inc.*	235	4,453
Tivity Health, Inc.*	110	4,021
Triple-S Management Corp.,
Class B (Puerto Rico)*	535	13,295

	Shares	Value
Zogenix, Inc.*	175	$7,009
Total Health Care		167,706
Industrials - 15.5%
AAR Corp.	480	18,859
ACCO Brands Corp.*	1,720	20,984
Alamo Group, Inc.	175	19,752
Applied Industrial Technologies, Inc.	100	6,810
ArcBest Corp.	10	358
Briggs & Stratton Corp.	900	22,833
CAI International, Inc.*	150	4,248
Costamare, Inc. (Monaco)	1,020	5,885
Covenant Transportation Group, Inc., Class A*	415	11,923
CRA International, Inc.	75	3,371
DMC Global, Inc.	130	3,257
EMCOR Group, Inc.	145	11,854
Ennis, Inc.	830	17,222
The Greenbrier Cos., Inc.	290	15,457
KBR, Inc.[1]	1,080	21,416
Kelly Services, Inc., Class A	680	18,544
Kimball International, Inc., Class B	290	5,414
Meritor, Inc.*	945	22,170
Moog, Inc., Class A*	305	26,489
Northwest Pipe Co.*	125	2,393
Quad/Graphics, Inc.	835	18,871
Radiant Logistics, Inc.*	770	3,542
Rexnord Corp.*	280	7,286
Rush Enterprises, Inc., Class A*	590	29,978
SP Plus Corp.*	500	18,550
Textainer Group Holdings, Ltd.*	670	14,405
Triton International, Ltd. (Bermuda)	500	18,725
Tutor Perini Corp.*,1	280	7,098
Vectrus, Inc.*	595	18,356
Werner Enterprises, Inc.	445	17,199
YRC Worldwide, Inc.*	1,080	15,530
Total Industrials		428,779
Information Technology - 8.6%
ADTRAN, Inc.	360	6,966
Bel Fuse, Inc., Class B	280	7,049
Belden, Inc.	215	16,592
CACI International, Inc., Class A*	55	7,279
Comtech Telecommunications Corp.	600	13,272
Diodes, Inc.*	410	11,755
DSP Group, Inc.*	240	3,000

The accompanying notes are an integral part of these financial statements.

20

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 8.6% (continued)
Electro Scientific Industries, Inc.*	800	$17,144
ePlus, Inc.*	235	17,672
Fitbit, Inc., Class A*	755	4,311
KVH Industries, Inc.*	320	3,312
ManTech International Corp., Class A	65	3,262
Progress Software Corp.	550	23,413
QAD, Inc., Class A	220	8,547
QuinStreet, Inc.*	600	5,028
Ribbon Communications, Inc.*	855	6,609
Sanmina Corp.*	180	5,940
Super Micro Computer, Inc.*	60	1,256
SYNNEX Corp.	70	9,516
Systemax, Inc.[1]	295	9,815
Viavi Solutions, Inc.*	1,070	9,352
Vishay Intertechnology, Inc.	2,255	46,791
Zedge, Inc., Class B*	1	3
Total Information Technology		237,884
Materials - 5.0%
Boise Cascade Co.	135	5,387
The Chemours Co.	164	8,210
Cleveland-Cliffs, Inc.*,1	4,420	31,868
Greif, Inc., Class A	200	12,116
Kronos Worldwide, Inc.	550	14,173
Louisiana-Pacific Corp.*	285	7,484
Ryerson Holding Corp.*	950	9,880
Schnitzer Steel Industries, Inc., Class A	1,035	34,672
Tronox, Ltd., Class A	260	5,333
Valhi, Inc.	745	4,597
Verso Corp., Class A*	265	4,656
Total Materials		138,376
Real Estate - 8.1%
Ashford Hospitality Trust, Inc., REIT	1,630	10,970
Chatham Lodging Trust, REIT	830	18,891
Chesapeake Lodging Trust, REIT	895	24,245
Consolidated-Tomoka Land Co.	70	4,445
DiamondRock Hospitality Co., REIT	1,930	21,790
First Industrial Realty Trust, Inc., REIT	305	9,598
iStar, Inc., REIT *	940	10,622
Jernigan Capital, Inc., REIT [1]	210	3,992
Lexington Realty Trust, REIT	1,555	15,006
One Liberty Properties, Inc., REIT	135	3,499
Pebblebrook Hotel Trust, REIT [1]	390	14,496

	Shares	Value
PS Business Parks, Inc., REIT	51	$6,380
Sunstone Hotel Investors, Inc., REIT [1]	2,330	38,515
Xenia Hotels & Resorts, Inc., REIT	1,875	40,481
Total Real Estate		222,930
Telecommunication Services - 0.7%
Cincinnati Bell, Inc.*	420	8,757
Iridium Communications, Inc. *,1	885	10,443
Total Telecommunication Services		19,200
Utilities - 6.6%
ALLETE, Inc.	50	3,718
American States Water Co.	230	13,319
Avista Corp.	160	8,238
California Water Service Group	215	9,750
Chesapeake Utilities Corp.	105	8,248
IDACORP, Inc.	217	19,825
New Jersey Resources Corp.	405	16,281
Northwest Natural Gas Co.	30	1,790
ONE Gas, Inc.	250	18,315
Otter Tail Corp.	315	14,002
PNM Resources, Inc.	605	24,472
SJW Group	350	22,340
Spire, Inc.	70	5,261
Unitil Corp.	90	4,106
WGL Holdings, Inc.	140	12,018
Total Utilities		181,683
Total Common Stocks (Cost $2,399,132)		2,717,187

The accompanying notes are an integral part of these financial statements.

21

AMG Chicago Equity Partners Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 8.2%
Joint Repurchase Agreements - 6.1%[2]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $169,452 (collateralized by various U.S. Government Agency Obligations, 0.000% -8.500%, 01/31/18 - 06/20/63, totaling $172,813)	$169,425	$169,425

	Shares
Other Investment Companies - 2.1%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[3]	57,469	57,469
Total Short-Term Investments (Cost $226,894)		226,894

Value
Total Investments - 106.7% (Cost $2,626,026)	$2,944,081
Other Assets, less Liabilities - (6.7)%	(184,419)
Net Assets - 100.0%	$2,759,662

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $161,259 or 5.8% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT    Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$2,717,187	—	—	$2,717,187
Short-Term Investments
Joint Repurchase Agreements	—	$169,425	—	169,425
Other Investment Companies	57,469	—	—	57,469

Total Investments in Securities	$2,774,656	$169,425	—	$2,944,081

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

22

AMG Managers Amundi Intermediate Government Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2017, the AMG Managers Amundi Intermediate Government Fund (Class N shares) (formerly Class S shares) (the “Fund”) returned 1.68%, while the Citigroup Mortgage Index returned 2.47%.

Low interest rate volatility helped agency mortgage-backed securities (MBS) performance relative to U.S. Treasuries. Performance was weak early in the first quarter despite lower volatility, as concerns over Federal Reserve (Fed) policy impacted performance. Coupon performance was mixed, but the coupon stack generally widened modestly versus Treasury hedges and tighter versus swaps. Overseas buying, which helped to support Ginnie Mae (GNMA) MBS for much of 2016, was light for first quarter of 2017. MBS rebounded later in the quarter with the market gaining greater comfort concerning the tapering of asset purchases by the Fed.

Agency MBS continued to exhibit low spread volatility into the second quarter. While lower volatility and good carry helped agency MBS performance relative to U.S. Treasuries, spreads widened modestly during the quarter. The market had a muted reaction to the Fed’s continued guidance regarding their plans for the tapering of mortgage purchases. Prepayment speeds remained relatively low. Ginnie Mae/Fannie Mae (GNMA/FNMA) spreads were weaker in the quarter due to expectations of bank reform resulting in easier liquidity rules.

Agency MBS finished the third quarter in strong fashion as the sell-off in rates in September proved to be supportive of spreads. Generally, Agency MBS traded with short empirical durations throughout the quarter as concern over recent interest rate lows in August gave way to relief in September. Higher coupon MBS outperformed production coupons significantly. Higher rates also brought in fresh demand. Because the plan and timing of the Fed tapering were well previewed through the middle of the year, markets took the formal announcement in stride.

MBS performance began the fourth quarter with fair performance, only to finish stronger in the month of December. The Treasury rate curve flattened over the quarter, driving lower coupon FNMA and Freddie Mac (FHLMC) 30-year MBS to be best performers while higher coupon MBS lagged significantly despite the favorable prepayment environment.

The Fed began tapering their MBS portfolio in the fourth quarter. The immediate impact on the market was minimal. The size of the MBS market grew in 2016 and 2017 due to high net supply. However, the Fed maintained the size of its MBS portfolio, leading to a reduction of the Fed’s footprint on the market. The gradual start of tapering tempered the market impact.

PERFORMANCE AND POSITIONING

The Fund underperformed its benchmark during the period. Performance was negatively impacted by the Fund’s shorter-than-benchmark duration exposure as the Fed raised rates and short-term interest rates rose more than long-term rates. Agency FRMs (fixed-rate MBS) were positive contributors to performance in 2017. Specifically, the Fund remained underweight in lower coupon MBS and generally overweight in middle to higher coupon MBS relative to the benchmark. Our asset-backed securities (ABS) exposure also provided a contribution to the portfolio’s performance.

During 2017, 30-year Agency FRMs continued to account for the majority of the portfolio exposure, generally ranging between 100% and 110% of capital. We slightly reduced our exposure to 15-year Agency FRMs by 1% from 6.7% to 5.7% by year-end. We eliminated the modest 2% exposure to collateralized mortgage-backed securities (CMBS) over the course of the year. We have maintained our asset-backed securities (ABS) and Agency collateralized mortgage obligations (CMO) exposure at approximately 7% and 2% of capital, respectively.

The Fund held both U.S. Treasury and swap futures throughout the year. These derivative positions were held primarily to hedge the effective duration (i.e., interest rate risk) of the total portfolio. In general, the presence of these positions reduced the portfolio duration by 0.22 years to 0.35 years.

LOOKING FORWARD

In the aftermath of the financial crisis, multiple factors inhibited leverage, including tighter regulation and more costly secured financing. The unleveraged investor was then king. Times have changed, and balance sheets are expanding. We are now in the final phase of the credit cycle, the “leverage” phase. Abundant liquidity and low defaults support higher asset prices with low volatility. The resulting excellent Sharpe ratios invite the increasing application of leverage and extend the virtuous cycle, further compressing spreads.

The rates market is pricing fewer than half of the seven rate hikes that the Federal Open Market Committee (FOMC) forecasts over the next three years. We think Fed rate hikes are underpriced. Still, we do not fear the Fed upsetting the apple cart, unless inflation surprises substantially to the upside.

Fundamentally, the U.S. housing market remains in healing mode. Affordability levels continue to support stable or rising home prices in most parts of the country. Mortgage credit availability has barely begun to expand from the severely restricted post-crisis levels. Housing construction rates and household formation rates are more likely to reveal a housing shortage than a housing surplus. One new obstacle to continued home price appreciation is the recent tax reform legislation that reduced the historic subsidy for home ownership. While we see modest risk in pockets of the housing market where home prices and state taxes are high, in the aggregate this headwind is likely to be overwhelmed by the aforementioned tailwinds. In the base case, the U.S. housing market remains positioned for home price gains that continue to outpace inflation in the majority of geographies and price points.

Additionally, the risk remains minimal for a “left tail” scenario of broad and severe home price declines. The housing crisis was made possible by an unsustainable combination of low affordability levels, weak mortgage credit standards and oversupply of housing. Today’s environment remains in the opposite corner of this matrix.

This commentary reflects the viewpoints of the portfolio manager, Amundi Pioneer Institutional Asset Management, Inc. as of December 31, 2017, and is not intended as a forecast or guarantee of future results and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Amundi Intermediate Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N (formerly Class S) shares on December 31, 2007, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index and the Citigroup Mortgage Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

23

AMG Managers Amundi Intermediate Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG Managers Amundi Intermediate Government Fund and the Bloomberg Barclays U.S. Aggregate Bond Index and the Citigroup Mortgage Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Amundi Intermediate Government Fund2, [3,4,5,6,7]
Class N8	1.68%	1.90%	3.84%	5.48%	03/31/92
Class I	—	—	—	1.15%	02/24/17
Class Z	—	—	—	1.15%	02/24/17
Bloomberg Barclays U.S. Aggregate Bond Index[9]	3.54%	2.10%	4.01%	5.66%	03/31/92	†
Citigroup Mortgage Index[10]	2.47%	2.02%	3.85%	5.52%	03/31/92	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[5]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[8]	Effective February 27, 2017, Class S was renamed Class N.
[9]	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.
[10]	The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

24

AMG Managers Amundi Intermediate Government Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

Category	%of Net Assets
U.S. Government and Agency Obligations	123.4
Asset-Backed Securities	7.2
Mortgage-Backed Securities	0.4
Short-Term Investments	16.6
TBA Forward Sale Commitments	(0.9)
Other Assets Less Liabilities*	(46.7)

*	Includes payables for To Be Announced securities, and net unrealized appreciation of $16,584 on open futures contracts.

Rating	% of Market Value*
U.S. Government and Agency Obligations	94.2
Aaa	5.5
Aa	0.0	#
A	0.0	#
Baa	0.1
Ba	0.1
B	0.1
Caa & lower	0.0	#
N/R	0.0	#

*	Includes market value of fixed-income securities only.
#	Less than 0.05%.

TOP TEN HOLDINGS

Security Name	%of Net Assets
FHLMC Gold Pool, 4.000%, TBA 30 years	15.0
FNMA, 4.000%, TBA 30 years	13.1
FHLMC Gold Pool, 3.500%, TBA 30 years	9.9
FNMA, 3.000%, TBA 15 years	3.9
Progress Residential Trust, Series 2015-SFR2, Class A, 2.740%, 06/12/32	2.7
FNMA, 4.000%, 09/01/55	2.6
FNMA, 3.000%, 06/01/45	2.3
FNMA, 3.500%, TBA 30 years	2.3
FNMA, 4.500%, 09/01/53	2.1
FNMA, 4.500%, TBA 30 years	2.0

Top Ten as a Group	55.9

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

25

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments

December 31, 2017

	Principal Amount	Value
Asset-Backed Securities - 7.2%
Colony American Homes
Series 2014-1A, Class A (1-Month LIBOR plus 1.150%), 2.627%, 05/17/31 (01/17/18)[1,2,3]	$1,424,362	$1,428,227
Series 2014-2A, Class A (1-Month LIBOR plus 0.950%), 2.427%, 07/17/31 (01/17/18)[1,3]	1,210,550	1,212,613
Invitation Homes Trust
Series 2015-SFR3, Class A (1-Month LIBOR plus 1.300%), 2.760%, 08/17/32 (01/17/18)[1,3]	1,823,604	1,835,003
Progress Residential Trust
Series 2015-SFR2, Class A 2.740%, 06/12/32[1,2]	2,955,301	2,947,970
Series 2016-SFR1, Class A (1-Month LIBOR plus 1.500%), 2.960%, 09/17/33 (01/17/18)[1,3]	351,817	355,774
Total Asset-Backed Securities
(Cost $7,753,093)		7,779,587
Mortgage-Backed Securities - 0.4%
American Home Mortgage Assets Trust
Series 2005-1, Class 1A1 3.730%, 11/25/35[4]	44,522	39,470
American Home Mortgage Investment Trust
Series 2004-1, Class 4A (6-Month LIBOR plus 2.000%), 3.661%, 04/25/44 (01/01/18)[3]	88,880	83,336
Series 2005-1, Class 5A1 (6-Month LIBOR plus 2.000%), 3.652%, 06/25/45 (01/01/18)[3]	5,887	5,889
Banc of America Funding
Series 2004-B, Class 1A2 3.218%, 12/20/34[4]	64,029	52,428
GSR Mortgage Loan Trust
Series 2004-5, Class 1A3 (US Treasury 1 Year plus 1.750%), 3.360%, 05/25/34 (01/01/18)[3]	17,528	17,216
Reperforming Loan REMIC Trust
Series 2004-R2, Class 1AF1 (1-Month LIBOR plus 0.420%), 1.972%, 11/25/34 (01/25/18)[1,3]	69,806	62,518
Structured Asset Securities Corp.
Series 2005-RF1, Class A (1-Month LIBOR plus 0.350%), 1.902%, 03/25/35 (01/25/18)[1,3]	157,481	140,623

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust
Series 2007-16, Class 1A1 6.000%, 12/28/37	$79,425	$82,749
Total Mortgage-Backed Securities
(Cost $525,364)		484,229
U.S. Government and Agency Obligations - 123.4%
Fannie Mae - 54.4%
FNMA,
2.500%, 02/01/43	646,228	626,614
3.000%, 01/01/43 to 06/01/45[2]	4,376,764	4,396,732
3.000%, TBA 15 years[5,6]	4,200,000	4,277,930
(6-Month LIBOR plus 1.600%), 3.121%, 06/01/34[2,3]	426,737	442,906
(12-Month LIBOR plus 1.624%), 3.420%, 08/01/34[3]	119,707	125,193
3.500%, 05/01/42 to 10/01/45[2]	6,845,835	7,063,474
3.500%, TBA 30 years[5,6]	2,400,000	2,464,125
4.000%, 12/01/26 to 09/01/55[2]	8,952,109	9,453,663
4.000%, TBA 30 years[5,6]	13,600,000	14,222,049
4.500%, 11/01/26 to 09/01/53[2]	6,878,995	7,381,676
4.500%, TBA 30 years[5,6]	2,000,000	2,127,812
4.750%, 07/01/34 to 09/01/34	195,479	211,035
5.000%, 06/01/18 to 08/01/40	1,971,122	2,152,144
5.500%, 02/01/18 to 08/01/41[2]	2,121,407	2,317,807
6.000%, 11/01/22 to 06/01/39[2]	810,776	886,192
6.500%, 07/01/32	59,505	60,437
7.000%, 11/01/22[2]	185,003	194,253
FNMA REMICS,
Series 1994-55, Class H 7.000%, 03/25/24[2]	328,264	356,005
Series 2005-13, Class AF
(1-Month LIBOR plus 0.400%), 1.952%, 03/25/35[2,3]	203,273	203,859
FNMA REMICS Whole Loan
Series 2003-W4, Class 4A 7.500%, 10/25/42[4]	50,578	56,569
Total Fannie Mae		59,020,475
Freddie Mac - 36.5%
FHLMC,
(US Treasury 1 Year plus 2.224%), 3.474%, 11/01/33[2,3]	392,045	409,827
FHLMC Gold Pool, 3.000%, 10/01/42 to 06/01/45	2,169,106	2,176,775
3.500%, 04/01/32 to 02/01/47[2]	3,051,838	3,163,361
3.500%, TBA 30 years[5,6]	10,400,000	10,680,045
4.000%, 09/01/31	298,860	315,761
4.000%, TBA 30 years[5,6]	15,600,000	16,312,968
4.500%, 02/01/20 to 09/01/41[2]	1,621,141	1,725,223
5.000%, 05/01/18 to 06/01/41[2]	2,024,942	2,194,681
5.500%, 01/01/18 to 01/01/39[2]	1,621,453	1,786,268
6.000%, 09/01/21 to 01/01/24	156,742	163,960
7.000%, 07/01/19	28,608	29,135

The accompanying notes are an integral part of these financial statements.

26

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Freddie Mac - 36.5% (continued)
FHLMC Gold Pool, 7.500%, 07/01/34[2]	$541,695	$631,934
Total Freddie Mac		39,589,938
Ginnie Mae - 31.0%
GNMA,
3.000%, 11/15/42 to 06/20/45	3,285,559	3,322,810
3.000%, TBA 30 years[5,6]	1,000,000	1,009,062
3.500%, 08/15/43 to 11/20/45[2]	7,700,831	7,990,048
4.000%, 06/20/43 to 04/20/47[2]	12,477,930	13,143,029
4.500%, 05/15/39 to 02/15/46[2]	2,459,427	2,632,794
4.500%, TBA 30 years[5,6]	600,000	631,219
5.000%, 12/15/35 to 12/15/45[2]	3,587,608	3,908,021
5.500%, 10/15/39 to 11/15/39[2]	857,417	954,757
7.500%, 09/15/28 to 11/15/31	19,459	20,084
Total Ginnie Mae		33,611,824
Interest Only Strip - 1.5%
FHLMC
Series 212, Class IO 6.000%, 05/15/31	805	171
FHLMC REMICS,
Series 2380, Class SI
(7.900% minus 1-Month LIBOR, Cap 7.900%,
Floor 0.000%), 6.423%, 06/15/31[3]	7,568	1,506
Series 2922, Class SE
(6.750% minus 1-Month LIBOR, Cap 6.750%,
Floor 0.000%), 5.273%, 02/15/35[3]	77,443	14,257
Series 2934, Class HI 5.000%, 02/15/20	14,769	525
Series 2934, Class KI 5.000%, 02/15/20	9,884	328
Series 2965, Class SA
(6.050% minus 1-Month LIBOR, Cap 6.050%, Floor 0.000%), 4.573%, 05/15/32[3]	154,041	20,339
Series 2967, Class JI 5.000%, 04/15/20	29,562	1,119
Series 2980, Class SL
(6.700% minus 1-Month LIBOR, Cap 6.700%,
Floor 0.000%), 5.223%, 11/15/34[3]	112,039	25,611
Series 3065, Class DI
(6.620% minus 1-Month LIBOR, Cap 6.620%,
Floor 0.000%), 5.143%, 04/15/35[3]	222,825	37,438
Series 3308, Class S
(7.200% minus 1-Month LIBOR, Cap 7.200%,
Floor 0.000%), 5.723%, 03/15/32[3]	138,693	25,267
Series 3424, Class XI
(6.570% minus 1-Month LIBOR, Cap 6.570%,
Floor 0.000%), 5.093%, 05/15/36[3]	183,514	30,035
Series 3489, Class SD
(7.800% minus 1-Month LIBOR, Cap 7.800%,
Floor 0.000%), 6.323%, 06/15/32[3]	82,273	16,042
Series 3685, Class EI 5.000%, 03/15/19	9,292	85
Series 3731, Class IO 5.000%, 07/15/19	6,381	59
Series 3882, Class AI 5.000%, 06/15/26	41,834	1,190

	Principal Amount	Value
FHLMC REMICS,
Series 4395, Class TI 4.000%, 05/15/26	$498,722	$46,962
FNMA,
Series 222, Class 2 7.000%, 06/25/23	4,065	600
Series 343, Class 21 4.000%, 09/25/18	6,678	54
Series 343, Class 22 4.000%, 11/25/18	3,758	37
Series 351, Class 5 5.000%, 04/25/34	22,796	4,086
Series 351, Class 3 5.000%, 04/25/34	46,302	8,067
Series 351, Class 4 5.000%, 04/25/34	26,926	4,826
FNMA REMICS,
Series 2004-51, Class SX
(7.120% minus 1-Month LIBOR, Cap 7.120%,
Floor 0.000%), 5.568%, 07/25/34[3]	81,453	14,893
Series 2004-64, Class SW
(7.050% minus 1-Month LIBOR, Cap 7.050%,
Floor 0.000%), 5.498%, 08/25/34[3]	265,541	47,247
Series 2005-12, Class SC
(6.750% minus 1-Month LIBOR, Cap 6.750%,
Floor 0.000%), 5.198%, 03/25/35[3]	117,172	18,797
Series 2005-45, Class SR
(6.720% minus 1-Month LIBOR, Cap 6.720%,
Floor 0.000%), 5.168%, 06/25/35[3]	209,961	35,907
Series 2005-65, Class KI
(7.000% minus 1-Month LIBOR, Cap 7.000%,
Floor 0.000%), 5.448%, 08/25/35[2,3]	484,107	85,074
Series 2005-89, Class S
(6.700% minus 1-Month LIBOR, Cap 6.700%,
Floor 0.000%), 5.148%, 10/25/35[3]	499,746	84,989
Series 2006-3, Class SA
(6.150% minus 1-Month LIBOR, Cap 6.150%,
Floor 0.000%), 4.598%, 03/25/36[3]	99,022	14,531
Series 2007-75, Class JI
(6.545% minus 1-Month LIBOR, Cap 6.545%,
Floor 0.000%), 4.993%, 08/25/37[3]	93,467	15,761
Series 2008-86, Class IO 4.500%, 03/25/23	29,935	468
Series 2009-31, Class PI 5.000%, 11/25/38	582,197	89,026
Series 2010-121, Class IO 5.000%, 10/25/25	20,444	416
Series 2010-37, Class GI 5.000%, 04/25/25	8,211	91
Series 2010-65, Class IO 5.000%, 09/25/20	87,529	2,925
Series 2011-124, Class IC 3.500%, 09/25/21	119,045	3,567
Series 2011-69, Class AI 5.000%, 05/25/18	1,816	6
Series 2011-88, Class WI 3.500%, 09/25/26	214,076	21,184

The accompanying notes are an integral part of these financial statements.

27

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strip - 1.5% (continued)
FNMA REMICS,
Series 2012-126, Class SJ
(5.000% minus 1-Month LIBOR, Cap 5.000%, Floor 0.000%), 3.448%, 11/25/42[3]	$505,412	$65,735
GNMA,
Series 2011-167, Class IO 5.000%, 12/16/20	28,937	813
Series 2011-32, Class KS
(12.100% minus 2 times 1-Month LIBOR, Cap 12.100%, Floor 0.000%), 9.118%, 06/16/34[3]	118,236	8,148
Series 2011-94, Class IS
(6.700% minus 1-Month LIBOR, Cap 6.700%,
Floor 0.000%), 5.209%, 06/16/36[3]	163,558	18,497
Series 2012-103, Class IB 3.500%, 04/20/40	169,689	15,376
Series 2012-140, Class IC 3.500%, 11/20/42	485,057	98,363
Series 2012-34, Class KS
(6.050% minus 1-Month LIBOR, Cap 6.050%, Floor 0.000%), 4.559%, 03/16/42[3]	353,326	78,873
Series 2012-69, Class QI 4.000%, 03/16/41	208,431	30,558
Series 2014-173, Class AI 4.000%, 11/20/38	194,953	13,547
Series 2016-108, Class QI 4.000%, 08/20/46	277,411	63,144
Series 2016-118, Class DS
(6.100% minus 1-Month LIBOR, Cap 6.100%,
Floor 0.000%), 4.599%, 09/20/46[3]	341,346	72,500
Series 2016-145, Class UI 3.500%, 10/20/46	442,499	88,059
Series 2016-17, Class JS
(6.100% minus 1-Month LIBOR, Cap 6.100%,
Floor 0.000%), 4.599%, 02/20/46[3]	366,916	64,181
Series 2016-20, Class SB
(6.100% minus 1-Month LIBOR, Cap 6.100%,
Floor 0.000%), 4.599%, 02/20/46[3]	382,496	68,390

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2017, the value of these securities amounted to $7,982,728 or 7.4% of net assets.
[2]	Some of this security has been pledged as collateral for delayed delivery securities.
[3]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2017.
[4]	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[5]	All or part of the security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2017, amounted to $51,725,210, or 47.7% of net assets.
[6]	TBA Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

	Principal Amount	Value
GNMA,
Series 2016-46, Class JI 4.500%, 04/20/46	$231,027	$50,540
Series 2016-5, Class CS
(6.150% minus 1-Month LIBOR, Cap 6.150%,
Floor 0.000%), 4.649%, 01/20/46[3]	352,360	65,306
Series 2016-81, Class IO 4.000%, 06/20/46	431,944	81,762
Series 2016-88, Class SM
(6.100% minus 1-Month LIBOR, Cap 6.100%,
Floor 0.000%), 4.599%, 07/20/46[3]	355,534	69,012
Total Interest Only Strip		1,626,290
Total U.S. Government and Agency Obligations
(Cost $133,384,690)		133,848,527
Short-Term Investments - 16.6%
U.S. Government Obligation - 0.1%
U.S. Treasury Bill, 0.276%, 02/15/18[7,8]	90,000	89,878
	Shares
Other Investment Companies - 16.5%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[2,9]	14,228,475	14,228,475
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[9]	3,722,763	3,722,763
Total Other Investment Companies		17,951,238
Total Short-Term Investments (Cost $18,041,116)		18,041,116
Total Investments - 147.6% (Cost $159,704,263)		160,153,459
Other Assets, less Liabilities - (47.6)%		(51,667,762)
Net Assets - 100.0%		$108,485,697

[7]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at December 31, 2017, amounted to $89,878, or 0.1% of net assets.
[8]	Represents yield to maturity at December 31, 2017.
[9]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC Freddie Mac

FNMA Fannie Mae

GNMA Ginnie Mae

GSR Goldman Sachs REMIC

IO Interest Only

LIBOR London Interbank Offered Rate

REMICS Real Estate Mortgage Investment Conduit

TBA To Be Announced

The accompanying notes are an integral part of these financial statements.

28

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

TBA Forward Sale Commitments

Security	Principal Amount	Settlement Date	Market Value	Proceeds
GNMA, 3.000%, TBA 30 years	$1,000,000	01/22/18	$1,009,063	$(1,005,078)

		Totals	$1,009,063	$(1,005,078)

Open Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
10-Year U.S. Treasury Note	2	Long	03/20/18	$248,094	$(1,692)
U.S. Ultra Bond CBT Mar 18	2	Long	03/20/18	335,312	1,730
10-Year Interest Rate Swap	35	Short	03/19/18	(3,438,203)	10,030
2-Year U.S. Treasury Note	3	Short	03/29/18	(642,328)	1,446
5-Year Interest Rate Swap	23	Short	03/19/18	(2,268,196)	1,919
5-Year U.S. Treasury Note	5	Short	03/29/18	(580,820)	3,151

				Total	$16,584

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Securities	—	$7,779,587	—	$7,779,587
Mortgage-Backed Securities	—	484,229	—	484,229
U.S. Government and Agency Obligations†	—	133,848,527	—	133,848,527
Short-Term Investments
U.S. Government Obligation	—	89,878	—	89,878
Other Investment Companies	$17,951,238	—	—	17,951,238

Total Investments in Securities	$17,951,238	$142,202,221	—	$160,153,459

TBA Sale Commitments	—	$(1,009,063)	—	$(1,009,063)

Financial Derivative Instruments - Assets
Interest Rate Contracts	$18,276	—	—	$18,276
Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(1,692)	—	—	(1,692)

Total Financial Derivative Instruments	$16,584	—	—	$16,584

†	All U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of U.S. government and agency obligations by agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

29

AMG Managers Amundi Intermediate Government Fund

Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at December 31, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin[1]	$1,281	Payable for variation margin[1]	$8,102

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $16,584.

For the fiscal year ended December 31, 2017, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain (loss) and unrealized gain (loss) on derivatives recognized in income is as follows:

	Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain (Loss)
Interest rate contracts	Net realized gain (loss) on futures contracts	$5,893	Net change in unrealized appreciation/ depreciation on futures contracts	$(9,807)

The accompanying notes are an integral part of these financial statements.

30

AMG Managers Amundi Short Duration Government Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

During the year ended December 31, 2017, the AMG Managers Amundi Short Duration Government Fund (Class N shares) (formerly Class S shares) (the “Fund”) returned 0.58%, while the ICE BofA Merrill Lynch 6-Month U.S. Treasury Bill Index returned

0.95%.

Low interest rate volatility helped agency mortgage-backed securities (MBS) performance relative to U.S. Treasuries. Performance was weak early in the first quarter, despite lower volatility as concerns over Federal Reserve (Fed) policy impacted performance. Coupon performance was mixed, but the coupon stack generally widened modestly versus Treasury hedges and tighter versus swaps. Overseas buying, which helped to support Ginnie Mae (GNMA) MBS for much of 2016, was light for first quarter of 2017. MBS rebounded later in the quarter with the market gaining greater comfort concerning the tapering of asset purchases by the Fed.

Agency MBS continued to exhibit low spread volatility into the second quarter. While lower volatility and good carry helped agency MBS performance relative to U.S. Treasuries, spreads widened modestly during the quarter. The market had a muted reaction to the Fed’s continued guidance regarding their plans for the tapering of mortgage purchases. Prepayment speeds remained relatively low. Ginnie Mae/Fannie Mae (GNMA/FNMA) spreads were weaker in the quarter due to expectations of bank reform resulting in easier liquidity rules.

Agency MBS finished the third quarter in strong fashion as the sell-off in rates in September proved to be supportive of spreads. Generally, Agency MBS traded with short empirical durations throughout the quarter as concern over recent interest rate lows in August gave way to relief in September. Higher coupon MBS outperformed production coupons significantly. Higher rates also brought in fresh demand. Because the plan and timing of the Fed tapering were well-previewed through the middle of the year, markets took the formal announcement in stride.

MBS performance began the fourth quarter with fair performance, only to finish stronger in the month of December. The Treasury rate curve flattened over the quarter, driving lower coupon FNMA and Freddie Mac (FHLMC) 30-year MBS to be best performers while higher coupon MBS lagged significantly despite the favorable prepayment environment.

The Fed began tapering their MBS portfolio in the fourth quarter. The immediate impact on the market was minimal. The size of the MBS market grew in 2016 and 2017 due to high net supply. However, the Fed maintained the size of its MBS portfolio, leading to a reduction of the Fed’s footprint on the market. The gradual start of tapering tempered the market impact.

PERFORMANCE AND POSITIONING

The Fund underperformed its benchmark during the period. Agency FRMs (fixed-rate MBS) contributed positively to performance in 2017. Our asset-backed security (ABS) exposure also contributed to the Fund’s performance. The Fund’s Agency collateralized-mortgage obligations (CMO) exposure detracted modestly from performance.

During 2017, we increased our positioning of 30-year Agency FRMs by 5% from 33% to 38% by year end. We slightly reduced our exposure to 15-year Agency FRMs by 4% to end the year at 10% of capital. Our asset-backed securities (ABS) positioning declined by a modest 1% to also end the year at 10% of capital.

Agency adjustable rate mortgages (ARMs) represented 21% of the fund’s positioning (1% higher than where we began the year). We sold the majority of our Agency CMO positions, which accounted for 6% of the portfolio at the beginning of the year.

The Fund held both U.S. Treasury and swap futures throughout the year. These derivative positions were held primarily to hedge the effective duration (i.e., interest rate risk) of the total portfolio. In general, the presence of these positions reduced the portfolio duration by 1.47 years to 1.73 years.

LOOKING FORWARD

In the aftermath of the financial crisis, multiple factors inhibited leverage, including tighter regulation and more costly secured financing. The unleveraged investor was then king. Times have changed, and balance sheets are expanding. We are now in the final phase of the credit cycle, the “leverage” phase. Abundant liquidity and low defaults support higher asset pries with low volatility. The resulting excellent Sharpe ratios invite the increasing application of leverage and extend the virtuous cycle, further compressing spreads.

The rates market is pricing fewer than half of the seven rate hikes that the Federal Open Market Committee (FOMC) forecasts over the next three years. We think Fed rate hikes are underpriced. Still, we do not fear the Fed upsetting the apple cart, unless inflation surprises substantially to the upside.

Fundamentally, the U.S. housing market remains in healing mode. Affordability levels continue to support stable or rising home prices in most parts of the country. Mortgage credit availability has barely begun to expand from the severely restricted post-crisis levels. Housing construction rates and household formation rates are more likely to reveal a housing shortage than a housing surplus. One new obstacle to continued home price appreciation is the recent tax reform legislation that reduced the historic subsidy for home ownership. While we see modest risk in pockets of the housing market where home prices and state taxes are high, in the aggregate this headwind is likely to be overwhelmed by the aforementioned tailwinds. In the base case, the U.S. housing market remains positioned for home price gains that continue to outpace inflation in the majority of geographies and price points. Additionally, the risk remains minimal for a “left tail” scenario of broad and severe home price declines. The housing crisis was made possible by an unsustainable combination of low affordability levels, weak mortgage credit standards, and oversupply of housing. Today’s environment remains in the opposite corner of this matrix.

This commentary reflects the viewpoints of the portfolio manager, Amundi Pioneer Institutional Asset Management, Inc. as of December 31, 2017, and is not intended as a forecast or guarantee of future results and is subject to change without notice.

31

AMG Managers Amundi Short Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Amundi Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N (formerly Class S) shares on December 31, 2007, to a $10,000 investment made in the ICE BofAML U.S. 6-Month Treasury Bill Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Amundi Short Duration Government Fund and the ICE BofAML U.S. 6-Month Treasury Bill Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Amundi Short Duration Government Fund2, [3,4,5,6,7]
Class N8	0.58%	0.47%	1.15%	3.32%	03/31/92
Class I	—	—	—	0.31%	02/24/17
Class Z	—	—	—	0.44%	02/24/17
ICE BofAML U.S. 6-Month Treasury Bill Index[9]	0.95%	0.43%	0.71%	2.90%	03/31/92	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[4]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[5]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[8]	Effective February 27, 2017, Class S was renamed Class N.
[9]	The ICE BofAML U.S. 6-Month Treasury Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. Unlike the Fund, the ICE BofAML U.S. 6-Month Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

32

AMG Managers Amundi Short Duration Government Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

Category	% of Net Assets
U.S. Government and Agency Obligations	86.5
Asset-Backed Securities	10.0
Mortgage-Backed Securities	0.3
Short-Term Investments	4.2
TBA Forward Sale Commitments	(2.9)
Other Assets Less Liabilities*	1.9

*	Includes net unrealized depreciation of $2,514 on open futures contracts.

Rating	% of Market Value*
U.S. Government and Agency Obligations	89.4
Aaa	10.6

*	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
GNMA, 6.000%, 01/15/36	3.8
FNMA, 4.000%, 02/01/41	2.9
FNMA, 5.500%, 05/01/34	2.5
FNMA, 4.500%, 04/01/35	2.5
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	2.4
FHLMC Gold Pool, 4.500%, 10/01/44	2.4
FNMA, 5.500%, 08/01/41	2.3
FHLMC Gold Pool, 4.500%, 03/01/42	2.2
Colony American Homes, Series 2015-1A, Class A, 2.632%, 07/17/32	2.1
FHLMC Gold Pool, 4.000%, 12/01/44	2.1

Top Ten as a Group	25.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

33

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2017

	Principal Amount	Value
Asset-Backed Securities - 10.0%
AmeriCredit Automobile Receivables Trust
Series 2013-3, Class D 3.000%, 07/08/19	$233,343	$233,577
Capital Auto Receivables Asset Trust
Series 2013-4, Class D 3.220%, 05/20/19	769,448	769,960
Colony American Homes
Series 2014-1A, Class A
(1-Month LIBOR plus 1.150%), 2.627%, 05/17/31 (01/17/18)[1,2]	3,199,403	3,208,084
Series 2014-2A, Class A
(1-Month LIBOR plus 0.950%), 2.427%, 07/17/31 (01/17/18)[1,2]	1,154,984	1,156,953
Series 2015-1A, Class A
(1-Month LIBOR plus 1.200%), 2.632%, 07/17/32 (01/17/18)[1,2]	3,409,472	3,421,055
Drive Auto Receivables Trust
Series 2015-AA, Class C 3.060%, 05/17/21[1]	1,269,060	1,274,499
Series 2015-BA, Class C 2.760%, 07/15/21[1]	1,068,456	1,071,927
Series 2015-CA, Class C 3.010%, 05/17/21[1]	323,174	324,512
Series 2016-BA, Class B 2.560%, 06/15/20[1]	502,338	502,831
Invitation Homes Trust
Series 2015-SFR3, Class A
(1-Month LIBOR plus 1.300%), 2.760%, 08/17/32 (01/17/18)[1,2]	1,448,436	1,457,489
Progress Residential Trust
Series 2016-SFR1, Class A
(1-Month LIBOR plus 1.500%), 2.960%, 09/17/33 (01/17/18)[1,2]	510,382	516,123
Santander Drive Auto Receivables Trust
Series 2013-4, Class D 3.920%, 01/15/20	2,086,598	2,096,361
Series 2014-1, Class C 2.360%, 04/15/20	28,361	28,371
Total Asset-Backed Securities (Cost $16,043,174)		16,061,742
Mortgage-Backed Security - 0.3%
Angel Oak Mortgage Trust
Series 2017-2 2.478%, 07/25/47 (Cost $434,652)[1,3]	434,657	430,813
U.S. Government and Agency Obligations -86.5%
Fannie Mae - 54.4%
FNMA,
(US Treasury 1 Year plus 2.111%), 2.907%, 05/01/33[2]	975,968	1,025,748
FNMA,
(6-Month LIBOR plus 1.500%), 2.912%, 02/01/33[2]	712,413	735,929
(6-Month LIBOR plus 1.560%), 2.986%, 08/01/33[2]	300,710	311,621
(US Treasury 1 Year plus 2.025%), 3.046%, 01/01/34[2]	501,798	525,238
(6-Month LIBOR plus 1.600%), 3.121%, 06/01/34[2]	535,381	555,666
(US Treasury 1 Year plus 2.253%), 3.148%, 05/01/34[2]	1,347,701	1,427,342
(12-Month LIBOR plus 1.425%), 3.175%, 09/01/33[2]	677,705	716,334
(US Treasury 1 Year plus 2.202%), 3.185%, 06/01/33[2]	273,711	286,723
(US Treasury 1 Year plus 2.187%), 3.298%, 12/01/34[2]	1,341,915	1,410,697
(12-Month LIBOR plus 1.575%), 3.325%, 12/01/33[2]	336,330	351,985
(US Treasury 1 Year plus 2.108%), 3.341%, 09/01/33[2]	201,785	210,472
(12-Month LIBOR plus 1.619%), 3.353%, 03/01/34[2]	166,383	174,691
(12-Month LIBOR plus 1.616%), 3.375%, 10/01/35[2]	929,307	975,665
(12-Month LIBOR plus 1.648%), 3.401%, 07/01/34[2]	876,669	920,620
(12-Month LIBOR plus 1.624%), 3.420%, 08/01/34[2]	149,634	156,491
(12-Month LIBOR plus 1.800%), 3.431%, 01/01/34[2]	951,332	1,006,068
(US Treasury 1 Year plus 2.349%), 3.444%, 04/01/34[2]	394,683	416,884
(US Treasury 1 Year plus 2.332%), 3.453%, 04/01/34[2]	309,206	326,182
(12-Month LIBOR plus 1.717%), 3.460%, 04/01/37[2,4]	2,728,028	2,857,086
(12-Month LIBOR plus 1.810%), 3.470%, 01/01/33[2]	724,306	765,130
(US Treasury 1 Year plus 2.380%), 3.492%, 01/01/36[2]	2,465,030	2,609,235
(US Treasury 1 Year plus 2.360%), 3.547%, 11/01/34[2]	2,142,724	2,267,182
(12-Month LIBOR plus 1.857%), 3.557%, 01/01/36[2]	21,775	22,959
(US Treasury 1 Year plus 2.303%), 3.562%, 12/01/34[2]	1,309,757	1,378,883
(12-Month LIBOR plus 1.820%), 3.572%, 08/01/35[2]	879,286	928,442
(12-Month LIBOR plus 1.804%), 3.587%, 06/01/34[2]	1,250,235	1,321,246
(12-Month LIBOR plus 1.730%), 3.605%, 06/01/35[2]	71,468	75,158
4.000%, 10/01/21 to 06/01/42	9,296,323	9,759,826
4.500%, 10/01/19 to 11/01/56	15,989,046	17,217,928
5.000%, 10/01/19 to 01/01/41	10,623,768	11,451,478
5.500%, 05/01/34 to 08/01/41	9,475,352	10,525,842
6.000%, 09/01/21 to 08/01/37	4,697,428	5,157,114
6.500%, 04/01/18 to 08/01/32	2,429,738	2,723,459
7.000%, 11/01/22	689,550	724,027

The accompanying notes are an integral part of these financial statements.

34

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Fannie Mae - 54.4% (continued)
FNMA, 7.500%, 08/01/33 to 09/01/33	$50,552	$59,525
FNMA Grantor Trust,
Series 2002-T5, Class A1
(1-Month LIBOR plus 0.120%), 1.568%, 05/25/32[2]	162,156	161,798
Series 2003-T4, Class 1A
(1-Month LIBOR plus 0.220%), 1.772%, 09/26/33[2]	12,977	12,913
FNMA REMICS,
Series 1994-31, Class ZC 6.500%, 02/25/24	278,144	296,925
Series 1994-76, Class J 5.000%, 04/25/24	27,302	27,399
Series 2001-63, Class FA
(1-Month LIBOR plus 0.550%), 2.041%, 12/18/31[2]	293,687	298,087
Series 2002-47, Class FD
(1-Month LIBOR plus 0.400%), 1.952%, 08/25/32[2]	364,056	364,379
Series 2003-2, Class FA
(1-Month LIBOR plus 0.500%), 2.052%, 02/25/33[2]	266,283	267,502
Series 2003-3, Class HJ 5.000%, 02/25/18	735	734
Series 2004-1, Class AC 4.000%, 02/25/19	3,796	3,800
Series 2004-21, Class AE 4.000%, 04/25/19	39,052	39,203
Series 2004-27, Class HB 4.000%, 05/25/19	34,542	34,779
Series 2004-53, Class NC 5.500%, 07/25/24	213,688	226,157
Series 2005-13, Class AF
(1-Month LIBOR plus 0.400%), 1.952%, 03/25/35[2]	378,922	380,015
Series 2005-19, Class PA 5.500%, 07/25/34	95,183	98,255
Series 2005-58, Class EP 5.500%, 07/25/35	162,632	175,784
Series 2005-68, Class PC 5.500%, 07/25/35	121,056	124,762
Series 2005-68, Class PB 5.750%, 07/25/35	17,509	18,005
Series 2007-56, Class FN
(1-Month LIBOR plus 0.370%), 1.922%, 06/25/37[2]	122,288	121,634
Series 2008-59, Class KB 4.500%, 07/25/23	23,808	24,000
Series 2010-12, Class AC 2.500%, 12/25/18	15,832	15,812
Series 2011-60, Class UC 2.500%, 09/25/39	154,075	153,641
FNMA REMICS Whole Loan,
Series 2003-W1, Class 2A 7.500%, 12/25/42[3]	14,778	16,588
FNMA REMICS Whole Loan,
Series 2003-W13, Class AV2
(1-Month LIBOR plus 0.280%), 1.832%, 10/25/33[2]	9,267	9,235
Series 2003-W4, Class 4A 7.500%, 10/25/42[3]	303,466	339,411
Series 2004-W14, Class 1AF
(1-Month LIBOR plus 0.400%), 1.952%, 07/25/44[2]	1,515,378	1,497,932
Series 2004-W5, Class F1
(1-Month LIBOR plus 0.450%), 2.002%, 02/25/47[2]	342,780	338,846
Series 2005-W2, Class A1
(1-Month LIBOR plus 0.200%), 1.752%, 05/25/35[2]	688,529	685,343
Total Fannie Mae		87,111,815
Freddie Mac - 23.3%
FHLMC,
(US Treasury 1 Year plus 2.250%), 3.039%, 04/01/34[2]	383,766	405,784
(US Treasury 1 Year plus 2.250%), 3.114%, 03/01/34[2]	1,447,439	1,529,128
(US Treasury 1 Year plus 2.154%), 3.227%, 10/01/28[2]	19,419	20,381
(US Treasury 1 Year plus 2.000%), 3.250%, 11/01/33[2]	571,024	596,707
(US Treasury 1 Year plus 2.406%), 3.317%, 02/01/23[2]	54,306	56,866
(US Treasury 1 Year plus 2.225%), 3.467%, 10/01/33[2]	993,444	1,042,582
(US Treasury 1 Year plus 2.219%), 3.467%, 10/01/33[2]	569,643	598,012
(US Treasury 1 Year plus 2.225%), 3.475%, 11/01/33[2]	638,075	670,660
(US Treasury 1 Year plus 2.230%), 3.482%, 12/01/33[2]	845,747	886,719
(US Treasury 1 Year plus 2.250%), 3.523%, 05/01/34[2]	1,242,551	1,309,975
(US Treasury 1 Year plus 2.514%), 3.551%, 06/01/35[2]	441,491	468,170
(12-Month LIBOR plus 1.819%), 3.584%, 09/01/33[2]	1,229,135	1,298,013
(US Treasury 1 Year plus 2.711%), 3.785%, 05/01/35[2]	671,778	716,833
FHLMC Gold Pool, 3.000%, 04/01/31	2,372,459	2,419,247
4.000%, 12/01/44	3,214,902	3,370,077
4.500%, 05/01/19 to 10/01/44	10,024,574	10,714,312
5.000%, 10/01/18 to 08/01/20	455,356	466,550
5.500%, 12/01/32 to 08/01/40	5,197,881	5,768,781
6.000%, 02/01/22 to 01/01/24	2,107,138	2,210,777
6.500%, 03/01/18 to 10/01/23	106,137	110,254
7.000%, 07/01/19	24,091	24,535
7.500%, 03/01/33	160,797	184,250
FHLMC REMICS,
Series 2627, Class BM 4.500%, 06/15/18	9,124	9,150

The accompanying notes are an integral part of these financial statements.

35

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Freddie Mac - 23.3% (continued)
FHLMC REMICS,
Series 2631, Class PD 4.500%, 06/15/18	$2,932	$2,942
Series 2668, Class AZ 4.000%, 09/15/18	70,203	70,357
Series 2683, Class JB 4.000%, 09/15/18	47,059	47,153
Series 2786, Class BC 4.000%, 04/15/19	26,955	27,166
Series 2809, Class UC 4.000%, 06/15/19	23,999	24,129
Series 2877, Class PA 5.500%, 07/15/33	5,905	5,913
Series 3033, Class CI 5.500%, 01/15/35	7,438	7,444
Series 3153, Class UG
(1-Month LIBOR plus 0.450%), 1.927%, 05/15/36[2]	1,756,259	1,765,541
Series 3535, Class CA 4.000%, 05/15/24	12,042	12,098
Series 3609, Class LA 4.000%, 12/15/24	88,477	89,214
Series 3632, Class AG 4.000%, 06/15/38	185,901	187,951
Series 3653, Class JK 5.000%, 11/15/38	103,735	106,871
Series 3756, Class DA 1.200%, 11/15/18	59,860	59,609
Series 3846, Class CK 1.500%, 09/15/20	527	524
Total Freddie Mac		37,284,675
Ginnie Mae - 3.8%
GNMA, 4.000%, 09/15/18	27,099	27,889
6.000%, 01/15/36[4]	5,296,944	6,028,346
Total Ginnie Mae		6,056,235
U.S. Treasury Obligations - 2.4%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	3,339,172	3,906,736
Interest Only Strip - 2.6%
FHLMC REMICS,
Series 2922, Class SE
(6.750% minus 1-Month LIBOR, Cap 6.750%, Floor 0.000%), 5.273%, 02/15/35[2]	174,560	32,136
Series 2934, Class HI 5.000%, 02/15/20	21,099	751
Series 2934, Class KI 5.000%, 02/15/20	11,531	383
Series 2965, Class SA
(6.050% minus 1-Month LIBOR, Cap 6.050%, Floor 0.000%), 4.573%, 05/15/32[2]	381,424	50,361
Series 2967, Class JI 5.000%, 04/15/20	69,565	2,632
Series 2980, Class SL
(6.700% minus 1-Month LIBOR, Cap 6.700%, Floor 0.000%), 5.223%, 11/15/34[2]	247,253	56,518
FHLMC REMICS,
Series 2981, Class SU
(7.800% minus 1-Month LIBOR, Cap 7.800%, Floor 0.000%), 6.323%, 05/15/30[2]	181,506	26,501
Series 3065, Class DI
(6.620% minus 1-Month LIBOR, Cap 6.620%, Floor 0.000%), 5.143%, 04/15/35[2]	681,159	114,446
Series 3308, Class S
(7.200% minus 1-Month LIBOR, Cap 7.200%, Floor 0.000%), 5.723%, 03/15/32[2]	314,615	57,317
Series 3424, Class XI
(6.570% minus 1-Month LIBOR, Cap 6.570%, Floor 0.000%), 5.093%, 05/15/36[2]	478,019	78,235
Series 3489, Class SD
(7.800% minus 1-Month LIBOR, Cap 7.800%, Floor 0.000%), 6.323%, 06/15/32[2]	184,129	35,902
Series 3685, Class EI 5.000%, 03/15/19	20,749	190
Series 3731, Class IO 5.000%, 07/15/19	14,474	133
Series 3882, Class AI 5.000%, 06/15/26	33,460	952
Series 4395, Class TI 4.000%, 05/15/26	579,712	54,588
FNMA
Series 306, Class IO 8.000%, 05/25/30	54,361	15,058
FNMA REMICS,
Series 2004-51, Class SX
(7.120% minus 1-Month LIBOR, Cap 7.120%, Floor 0.000%), 5.568%, 07/25/34[2]	204,425	37,378
Series 2004-64, Class SW
(7.050% minus 1-Month LIBOR, Cap 7.050%, Floor 0.000%), 5.498%, 08/25/34[2]	611,055	108,723
Series 2004-66, Class SE
(6.500% minus 1-Month LIBOR, Cap 6.500%, Floor 0.000%), 4.948%, 09/25/34[2]	96,252	15,231
Series 2005-12, Class SC
(6.750% minus 1-Month LIBOR, Cap 6.750%, Floor 0.000%), 5.198%, 03/25/35[2]	223,878	35,915
Series 2005-45, Class SR
(6.720% minus 1-Month LIBOR, Cap 6.720%, Floor 0.000%), 5.168%, 06/25/35[2]	517,343	88,475
Series 2005-5, Class SD
(6.700% minus 1-Month LIBOR, Cap 6.700%, Floor 0.000%), 5.148%, 01/25/35[2]	149,356	22,927
Series 2005-65, Class KI
(7.000% minus 1-Month LIBOR, Cap 7.000%, Floor 0.000%), 5.448%, 08/25/35[2]	1,207,412	212,183
Series 2005-66, Class GS
(6.850% minus 1-Month LIBOR, Cap 6.850%, Floor 0.000%), 5.298%, 07/25/20[2]	34,804	1,275
Series 2006-3, Class SA
(6.150% minus 1-Month LIBOR, Cap 6.150%, Floor 0.000%), 4.598%, 03/25/36[2]	229,176	33,630
Series 2007-75, Class JI
(6.545% minus 1-Month LIBOR, Cap 6.545%, Floor 0.000%), 4.993%, 08/25/37[2]	112,138	18,909

The accompanying notes are an integral part of these financial statements.

36

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strip - 2.6% (continued)
FNMA REMICS,
Series 2007-85, Class SI
(6.460% minus 1-Month LIBOR, Cap 6.460%, Floor 0.000%), 4.908%, 09/25/37[2]	$245,178	$40,952
Series 2008-86, Class IO 4.500%, 03/25/23	74,932	1,172
Series 2008-87, Class AS
(7.650% minus 1-Month LIBOR, Cap 7.650%, Floor 0.000%), 6.098%, 07/25/33[2]	678,303	128,984
Series 2009-31, Class PI 5.000%, 11/25/38	677,301	103,569
Series 2010-105, Class IO 5.000%, 08/25/20	137,758	4,629
Series 2010-121, Class IO 5.000%, 10/25/25	54,865	1,117
Series 2010-37, Class GI 5.000%, 04/25/25	21,091	234
Series 2010-65, Class IO 5.000%, 09/25/20	226,257	7,560
Series 2010-68, Class SJ
(6.550% minus 1-Month LIBOR, Cap 6.550%, Floor 0.000%), 4.998%, 07/25/40[2]	263,997	49,926
Series 2011-124, Class IC 3.500%, 09/25/21	564,449	16,915
Series 2011-63, Class AS
(5.920% minus 1-Month LIBOR, Cap 5.920%, Floor 0.000%), 4.368%, 07/25/41[2]	304,855	45,335
Series 2011-69, Class AI 5.000%, 05/25/18	4,852	17
Series 2011-88, Class WI 3.500%, 09/25/26	628,134	62,156
Series 2012-126, Class SJ
(5.000% minus 1-Month LIBOR, Cap 5.000%, Floor 0.000%), 3.448%, 11/25/42[2]	3,324,011	432,331
GNMA,
Series 2011-167, Class IO 5.000%, 12/16/20	170,421	4,785
Series 2011-32, Class KS
(12.100% minus 2 times 1-Month LIBOR, Cap 12.100%, Floor 0.000%), 9.118%, 06/16/34[2]	287,249	19,795
Series 2011-94, Class IS
(6.700% minus 1-Month LIBOR, Cap 6.700%, Floor 0.000%), 5.209%, 06/16/36[2]	367,470	41,557
Series 2012-101, Class AI 3.500%, 08/20/27	338,690	36,238
Series 2012-103, Class IB 3.500%, 04/20/40	738,702	66,935
Series 2012-140, Class IC 3.500%, 11/20/42	609,495	123,597
Series 2012-34, Class KS
(6.050% minus 1-Month LIBOR, Cap 6.050%, Floor 0.000%), 4.559%, 03/16/42[2]	2,713,315	605,698
Series 2012-69, Class QI 4.000%, 03/16/41	1,102,609	161,654
Series 2012-96, Class IC 3.000%, 08/20/27	590,728	58,044
GNMA,
Series 2013-5, Class BI 3.500%, 01/20/43	244,445	44,680
Series 2014-173, Class AI 4.000%, 11/20/38	185,157	12,866
Series 2016-108, Class QI 4.000%, 08/20/46	316,398	72,018
Series 2016-118, Class DS
(6.100% minus 1-Month LIBOR, Cap 6.100%, Floor 0.000%), 4.599%, 09/20/46[2]	604,758	128,448
Series 2016-145, Class UI 3.500%, 10/20/46	528,767	105,226
Series 2016-17, Class JS
(6.100% minus 1-Month LIBOR, Cap 6.100%, Floor 0.000%), 4.599%, 02/20/46[2]	644,830	112,795
Series 2016-20, Class SB
(6.100% minus 1-Month LIBOR, Cap 6.100%, Floor 0.000%), 4.599%, 02/20/46[2]	649,388	116,111
Series 2016-46, Class JI 4.500%, 04/20/46	261,433	57,192
Series 2016-5, Class CS
(6.150% minus 1-Month LIBOR, Cap 6.150%, Floor 0.000%), 4.649%, 01/20/46[2]	608,267	112,736
Series 2016-81, Class IO 4.000%, 06/20/46	491,234	92,984
Series 2016-88, Class SM
(6.100% minus 1-Month LIBOR, Cap 6.100%, Floor 0.000%), 4.599%, 07/20/46[2]	624,828	121,285
Total Interest Only Strip		4,090,290
Total U.S. Government and Agency Obligations (Cost $137,647,434)		138,449,751
Short-Term Investments - 4.2%
U.S. Government and Agency Obligations -2.8%
FHLB, 0.265%, 01/17/18[5]	3,000,000	2,998,560
FHLB, 0.145%, 01/10/18[5]	1,500,000	1,499,537
Total U.S. Government and Agency Obligations		4,498,097
U.S. Government Obligation - 0.5%
U.S. Treasury Bill, 0.276%, 02/15/18[5,6]	760,000	758,970

	Shares
Other Investment Companies - 0.9%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[7]	1,391,449	1,391,449
Total Short-Term Investments (Cost $6,648,516)		6,648,516
Total Investments - 101.0% (Cost $160,773,776)		161,590,822
Other Assets, less Liabilities - (1.0)%		(1,538,096)
Net Assets - 100.0%		$160,052,726

The accompanying notes are an integral part of these financial statements.

37

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2017, the value of these securities amounted to $13,364,286 or 8.3% of net assets.
[2]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2017.
[3]	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[4]	Some of this security has been pledged as collateral for delayed delivery securities.
[5]	Represents yield to maturity at December 31, 2017.
[6]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at December 31, 2017, amounted to $519,295, or 0.3% of net assets.
[7]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLB	Federal Home Loan Bank
FHLMC	Freddie Mac
FNMA	Fannie Mae
GNMA	Ginnie Mae
IO	Interest Only
LIBOR	London Interbank Offered Rate
REMICS	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

TBA Forward Sale Commitments

Security	Principal Amount	Settlement Date		Market Value	Proceeds
FNMA, 4.000%, TBA 30 years	$3,000,000	01/11/18		$3,137,217	$(3,135,000)
FNMA, 4.500%, TBA 30 years	$1,400,000	01/11/18		1,489,468	(1,487,500)

			Totals	$4,626,685	$(4,622,500)

Open Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/ (Loss)
10-Year U.S. Treasury Note	39	Long	03/20/18	$4,837,828	$(33,023)
5-Year U.S. Treasury Note	44	Long	03/29/18	5,111,219	(28,298)
10-Year Interest Rate Swap	60	Short	03/19/18	(5,894,062)	17,194
2-Year U.S. Treasury Note	68	Short	03/29/18	(14,559,438)	32,767
5-Year Interest Rate Swap	339	Short	03/19/18	(33,431,227)	28,286
90-Day Euro Futures	3	Short	12/17/18	(733,912)	405
90-Day Euro Futures	3	Short	03/16/20	(732,450)	292
90-Day Euro Futures	3	Short	03/15/21	(732,038)	(45)
90-Day Euro Futures	3	Short	03/14/22	(731,588)	(232)
90-Day Euro Futures	3	Short	03/19/18	(736,800)	67
90-Day Euro Futures	3	Short	03/18/19	(733,462)	367
90-Day Euro Futures	3	Short	06/15/20	(732,375)	142
90-Day Euro Futures	3	Short	06/14/21	(731,963)	(120)
90-Day Euro Futures	3	Short	06/13/22	(731,475)	(270)
90-Day Euro Futures	3	Short	06/18/18	(735,562)	180
90-Day Euro Futures	3	Short	06/17/19	(733,050)	367
90-Day Euro Futures	3	Short	09/14/20	(732,300)	67
90-Day Euro Futures	3	Short	09/13/21	(731,850)	(195)
90-Day Euro Futures	3	Short	09/19/22	(731,325)	(270)
90-Day Euro Futures	3	Short	09/17/18	(734,700)	330
90-Day Euro Futures	3	Short	09/16/19	(732,787)	367

The accompanying notes are an integral part of these financial statements.

38

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Description	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
90-Day Euro Futures	3	Short	12/14/20	$(732,113)	$30
90-Day Euro Futures	3	Short	12/13/21	(731,663)	(195)
90-Day Euro Futures	3	Short	12/16/19	(732,525)	330
U.S. Ultra Bond CBT Mar 18	24	Short	03/20/18	(4,023,750)	(21,057)

				Total	$(2,514)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Securities	—	$16,061,742	—	$16,061,742
Mortgage-Backed Security	—	430,813	—	430,813
U.S. Government and Agency Obligations†	—	138,449,751	—	138,449,751
Short-Term Investments
U.S. Government and Agency Obligations	—	4,498,097	—	4,498,097
U.S. Government Obligation	—	758,970	—	758,970
Other Investment Companies	$1,391,449	—	—	1,391,449

Total Investments in Securities	$1,391,449	$160,199,373	—	$161,590,822

TBA Sale Commitments	—	$(4,626,685)	—	$(4,626,685)

Financial Derivative Instruments - Assets
Interest Rate Contract	$81,191	—	—	$81,191
Financial Derivative Instruments - Liabilities
Interest Rate Contract	(83,705)	—	—	(83,705)

Total Financial Derivative Instruments	$(2,514)	—	—	$(2,514)

†	All U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of U.S. government and agency obligations by agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

39

AMG Managers Amundi Short Duration Government Fund

Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at December 31, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin[1]	$12,047	Payable for variation margin[1]	$55,959

[1]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $(2,514).

For the fiscal year ended December 31, 2017, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain (loss) and unrealized gain (loss) on derivatives recognized in income is as follows:

	Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain (Loss)
Interest rate contracts	Net realized gain (loss) on futures contracts	$(83,966)	Net change in unrealized appreciation/ depreciation on futures contracts	$(268,606)

The accompanying notes are an integral part of these financial statements.

40

Statement of Assets and Liabilities

December 31, 2017

	AMG Chicago Equity Partners Balanced Fund	AMG Chicago Equity Partners Small Cap Value Fund	AMG Managers Amundi Intermediate Government Fund#	AMG Managers Amundi Short Duration Government Fund#
Assets:
Investments at Value* (including securities on loan valued at $2,374,701, $161,259, $0, and $0, respectively)	$197,812,003	$2,944,081	$160,153,459	$161,590,822
Cash	1,212	44	—	—
Foreign currency**	56,531	—	—	—
Receivable for investments sold	98,089	—	—	—
Receivable for delayed delivery investments sold	—	—	1,523,376	4,627,583
Dividend, interest and other receivables	452,729	6,514	371,132	569,674
Receivable for paydowns	—	—	7,415	158,299
Receivable for Fund shares sold	959,521	—	267,110	363,934
Receivable from affiliate	10,377	8,740	21,406	15,506
Receivable for variation margin	—	—	1,281	12,047
Prepaid expenses	27,193	24,431	15,231	16,024
Total assets	199,417,655	2,983,810	162,360,410	167,353,889
Liabilities:
Payable upon return of securities loaned	2,448,757	169,425	—	—
Payable for investments purchased	181,915	—	—	—
Payable for delayed delivery investments purchased	—	—	52,309,032	—
Payable for Fund shares repurchased	245,909	159	339,685	2,391,163
TBA sale commitments at value (proceeds receivable of $1,005,078 and $4,622,500, respectively)	—	—	1,009,063	4,626,685
Payable for variation margin	—	—	8,102	55,959
Accrued expenses:
Investment advisory and management fees	100,947	1,467	45,005	56,383
Administrative fees	25,237	355	14,064	21,144
Distribution fees	15,946	16	—	—
Shareholder service fees	9,852	1,086	13,997	20,080
Professional fees	39,060	29,593	54,508	55,875
Trustee fees and expenses	2,090	29	1,189	1,811
Other	59,228	22,018	80,068	72,063
Total liabilities	3,128,941	224,148	53,874,713	7,301,163
Net Assets	$196,288,714	$2,759,662	$108,485,697	$160,052,726
* Investments at cost	$176,142,139	$2,626,026	$159,704,263	$160,773,776
** Foreign currency at cost	$56,400	—	—	—

The accompanying notes are an integral part of these financial statements.

41

Statement of Assets and Liabilities (continued)

	AMG Chicago Equity Partners Balanced Fund	AMG Chicago Equity Partners Small Cap Value Fund	AMG Managers Amundi Intermediate Government Fund#	AMG Managers Amundi Short Duration Government Fund#
Net Assets Represent:
Paid-in capital	$169,915,960	$2,442,498	$111,223,590	$166,269,354
Undistributed (distribution in excess of) net investment income	(12,953)	—	—	205,033
Accumulated net realized gain (loss) from investments	4,716,694	(891)	(3,199,688)	(7,232,008)
Net unrealized appreciation on investments	21,669,013	318,055	461,795	810,347
Net Assets	$196,288,714	$2,759,662	$108,485,697	$160,052,726
Class N:
Net Assets	$74,314,956	$76,466	$104,846,586	$135,620,127
Shares outstanding	4,363,297	7,059	9,867,917	14,324,148
Net asset value, offering and redemption price per share	$17.03	$10.83	$10.62	$9.47
Class I:
Net Assets	$114,913,377	$677,717	$2,312,744	$23,757,338
Shares outstanding	6,684,538	62,640	217,713	2,510,663
Net asset value, offering and redemption price per share	$17.19	$10.82	$10.62	$9.46
Class Z:
Net Assets	$7,060,381	$2,005,479	$1,326,367	$675,261
Shares outstanding	410,793	184,812	124,894	71,301
Net asset value, offering and redemption price per share	$17.19	$10.85	$10.62	$9.47

#	Effective February 27, 2017, Class S shares were renamed to Class N shares and Class I shares and Class Z shares were added as described in the Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

42

Statement of Operations

For the fiscal year ended December 31, 2017

	AMG Chicago Equity Partners Balanced Fund	AMG Chicago Equity Partners Small Cap Value Fund	AMG Managers Amundi Intermediate Government Fund#	AMG Managers Amundi Short Duration Government Fund#
Investment Income:
Dividend income	$1,826,550	$80,342	$182,404	$23,093
Interest income	1,366,759	—	2,926,134	3,662,796
Securities lending income	18,293	2,669	—	2
Foreign withholding tax	(230)	—	—	—
Total investment income	3,211,372	83,011	3,108,538	3,685,891
Expenses:
Investment advisory and management fees	1,122,450	41,773	647,221	807,773
Administrative fees	280,612	10,106	202,257	302,915
Distribution fees - Class N	221,747	165	—	—
Shareholder servicing fees - Class N	—	99	199,069	276,966
Shareholder servicing fees - Class I	91,837	6,809	393	8,372
Professional fees	49,659	30,168	70,627	78,728
Registration fees	72,815	49,715	66,949	64,057
Transfer agent fees	25,593	5,954	20,373	9,094
Custodian fees	55,033	18,388	66,835	61,714
Reports to shareholders	38,405	9,322	42,301	18,544
Trustee fees and expenses	12,522	608	10,124	15,057
Miscellaneous	7,062	2,172	6,698	6,878
Total expenses before offsets	1,977,735	175,279	1,332,847	1,650,098
Expense reimbursements	(92,722)	(104,187)	(135,196)	—
Expense reductions	(9,606)	(5,004)	—	—
Fee waivers	—	—	(61,463)	(182,649)
Net expenses	1,875,407	66,088	1,136,188	1,467,449
Net investment income	1,335,965	16,923	1,972,350	2,218,442
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	11,775,375	1,739,455	1,055,935	76,802
Net realized gain (loss) on TBA forward sale commitments	—	—	2,500	(45,875)
Net realized loss on foreign currency transactions	(30,293)	—	—	—
Net realized gain (loss) on futures contracts	—	—	5,893	(83,966)
Net change in unrealized appreciation/depreciation on investments	14,147,684	(1,776,787)	(477,597)	(655,370)
Net change in unrealized appreciation/depreciation on foreign currency translations	(851)	—	—	—
Net change in unrealized appreciation/depreciation on futures contracts	—	—	(9,807)	(268,606)
Net realized and unrealized gain (loss)	25,891,915	(37,332)	576,924	(977,015)
Net increase (decrease) in net assets resulting from operations	$27,227,880	$(20,409)	$2,549,274	$1,241,427

#	Effective February 27, 2017, Class S shares were renamed to Class N shares and Class I shares and Class Z shares were added as described in the Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

43

Statements of Changes in Net Assets

For the fiscal years ended December 31,

	AMG Chicago Equity Partners Balanced Fund		AMG Chicago Equity Partners Small Cap Value Fund
	2017	2016##	2017	2016##
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$1,335,965	$1,744,880	$16,923	$117,437
Net realized gain on investments	11,745,082	1,942,643	1,739,455	735,967
Net change in unrealized appreciation/depreciation on investments	14,146,833	5,002,573	(1,776,787)	2,288,175
Net increase (decrease) in net assets resulting from operations	27,227,880	8,690,096	(20,409)	3,141,579
Distributions to Shareholders:
From net investment income:
Class N	(544,946)	(899,880)	—	(217)
Class I	(750,899)	(784,679)	—	(102,530)
Class Z	(58,823)	(62,513)	—	(19,183)
From net realized gain on investments:
Class N	(2,969,365)	(70,151)	(5,985)	—
Class I	(4,597,864)	(57,353)	(1,212,426)	—
Class Z	(281,134)	(4,375)	(281,840)	—
From paid in capital:
Class N	—	—	(76)	—
Class I	—	—	(15,312)	—
Class Z	—	—	(3,559)	—
Total distributions to shareholders	(9,203,031)	(1,878,951)	(1,519,198)	(121,930)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	4,076,435	10,393,262	(8,568,796)	(2,861,768)
Total increase (decrease) in net assets	22,101,284	17,204,407	(10,108,403)	157,881
Net Assets:
Beginning of year	174,187,430	156,983,023	12,868,065	12,710,184
End of year	$196,288,714	$174,187,430	$2,759,662	$12,868,065
End of year distribution in excess of net investment income	$(12,953)	$(570)	—	—

##	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets (continued)

For the fiscal years ended December 31,

	AMG Managers Amundi Intermediate Government Fund#		AMG Managers Amundi Short Duration Government Fund#
	2017	2016	2017	2016
Increase in Net Assets Resulting From Operations:
Net investment income	$1,972,350	$2,538,653	$2,218,442	$4,660,640
Net realized gain (loss) on investments	1,064,328	1,044,235	(53,039)	1,422,193
Net change in unrealized appreciation/depreciation on investments	(487,404)	(577,674)	(923,976)	(3,256,852)
Net increase in net assets resulting from operations	2,549,274	3,005,214	1,241,427	2,825,981
Distributions to Shareholders:
From net investment income:
Class N	(2,210,849)	(2,324,161)	(4,012,537)	(2,527,449)
Class I	(27,256)	—	(443,522)	—
Class Z	(23,041)	—	(15,045)	—
From net realized gain on investments:
Class N	—	(2,763,558)	—	—
From paid in capital:
Class N	(188,523)	—	—	—
Class I	(2,324)	—	—	—
Class Z	(1,965)	—	—	—
Total distributions to shareholders	(2,453,958)	(5,087,719)	(4,471,104)	(2,527,449)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(58,020,446)	(23,546,144)	(71,286,485)	(161,035,899)
Total decrease in net assets	(57,925,130)	(25,628,649)	(74,516,162)	(160,737,367)
Net Assets:
Beginning of year	166,410,827	192,039,476	234,568,888	395,306,255
End of year	$108,485,697	$166,410,827	$160,052,726	$234,568,888
End of year undistributed net investment income	—	$380,109	$205,033	$2,457,695

#	Effective October 1, 2016, and February 27, 2017, the Fund’s share classes were renamed or redesignated as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

45

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$15.45	$14.92	$15.09	$15.13	$14.19
Income from Investment Operations:
Net investment income[1,2]	0.10	0.14 [3]	0.10 [4]	0.11	0.10 [5]
Net realized and unrealized gain on investments	2.30	0.54	0.23	1.37	2.33
Total income from investment operations	2.40	0.68	0.33	1.48	2.43
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.14)	(0.11)	(0.11)	(0.09)
Net realized gain on investments	(0.71)	(0.01)	(0.39)	(1.41)	(1.40)
Total distributions to shareholders	(0.82)	(0.15)	(0.50)	(1.52)	(1.49)
Net Asset Value, End of Year	$17.03	$15.45	$14.92	$15.09	$15.13
Total Return[2]	15.54%[6]	4.59%[6]	2.19%[6]	9.69%[6]	17.14%[6]
Ratio of net expenses to average net assets[7]	1.09%	1.08%	1.08%	1.07%	1.10%[8]
Ratio of gross expenses to average net assets[9]	1.14%	1.25%	1.36%	1.40%	1.55%[8]
Ratio of net investment income to average net assets[2]	0.63%	0.94%	0.64%	0.70%	0.62%[8]
Portfolio turnover	75%	119%	105%	92%	90%
Net assets end of year (000’s) omitted	$74,315	$92,502	$94,476	$41,751	$33,151

46

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$15.59	$15.05	$15.23	$15.26	$14.30
Income from Investment Operations:
Net investment income[1,2]	0.13	0.17 [3]	0.12 [4]	0.15	0.13 [5]
Net realized and unrealized gain on investments	2.31	0.54	0.23	1.37	2.36
Total income from investment operations	2.44	0.71	0.35	1.52	2.49
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.16)	(0.14)	(0.13)	(0.12)
Net realized gain on investments	(0.71)	(0.01)	(0.39)	(1.42)	(1.41)
Total distributions to shareholders	(0.84)	(0.17)	(0.53)	(1.55)	(1.53)
Net Asset Value, End of Year	$17.19	$15.59	$15.05	$15.23	$15.26
Total Return[2]	15.71%[6]	4.79%[6]	2.29%[6]	9.93%[6]	17.45%
Ratio of net expenses to average net assets[7]	0.94%	0.93%	0.93%	0.86%	0.92%[8]
Ratio of gross expenses to average net assets[9]	0.99%	1.10%	1.21%	1.20%	1.39%[8]
Ratio of net investment income to average net assets[2]	0.78%	1.09%	0.80%	0.91%	0.83%[8]
Portfolio turnover	75%	119%	105%	92%	90%
Net assets end of year (000’s) omitted	$114,913	$75,890	$60,798	$14,481	$1,581

47

AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$15.58	$15.05	$15.22	$15.26	$14.31
Income from Investment Operations:
Net investment income[1,2]	0.15	0.18 [3]	0.14 [4]	0.15	0.14 [5]
Net realized and unrealized gain on investments	2.32	0.54	0.23	1.38	2.35
Total income from investment operations	2.47	0.72	0.37	1.53	2.49
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.18)	(0.15)	(0.15)	(0.13)
Net realized gain on investments	(0.71)	(0.01)	(0.39)	(1.42)	(1.41)
Total distributions to shareholders	(0.86)	(0.19)	(0.54)	(1.57)	(1.54)
Net Asset Value, End of Year	$17.19	$15.58	$15.05	$15.22	$15.26
Total Return[2]	15.90%[6]	4.82%[6]	2.44%[6]	9.97%[6]	17.45%[6]
Ratio of net expenses to average net assets[7]	0.84%	0.83%	0.83%	0.82%	0.85%[8]
Ratio of gross expenses to average net assets[9]	0.89%	1.00%	1.09%	1.15%	1.30%[8]
Ratio of net investment income to average net assets[2]	0.88%	1.20%	0.89%	0.95%	0.88%[8]
Portfolio turnover	75%	119%	105%	92%	90%
Net assets end of year (000’s) omitted	$7,060	$5,796	$1,709	$12,401	$11,122

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.12, $0.15, and $0.16 for Class N, Class I, and Class Z shares, respectively.
[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.11, and $0.13 for Class N, Class I and Class Z shares, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.12, and $0.13 for Class N, Class I, and Class Z shares, respectively.
[6]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[7]	Includes reduction from broker recapture amounting to less than 0.01%, 0.01%, 0.01%, 0.02% and 0.01% for the fiscal years ended 2017, 2016, 2015, 2014 and 2013, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.014% and 0.019% of average net assets for the Class N, Class I and Class Z, respectively.
[9]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

48

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal periods ended December 31,
Class N	2017	2016#	2015*
Net Asset Value, Beginning of Period	$12.02	$9.39	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.00)[3]	0.08	(0.08)[4]
Net realized and unrealized gain (loss) on investments	0.55	2.64	(0.53)
Total income (loss) from investment operations	0.55	2.72	(0.61)
Less Distributions to Shareholders from:
Net investment income	—	(0.09)	—
Net realized gain on investments	(1.72)	—	—
Paid in capital	(0.02)	—	—
Total distributions to shareholders	(1.74)	(0.09)	—
Net Asset Value, End of Period	$10.83	$12.02	$9.39
Total Return[2,5]	5.18%	29.00%	(6.10)%[6]
Ratio of net expenses to average net assets[7]	1.28%	1.33%	1.32%[8]
Ratio of gross expenses to average net assets[9]	2.90%	2.26%	2.34%[8]
Ratio of net investment income (loss) to average net assets[2]	(0.04)%	0.77%	(0.77)%[8]
Portfolio turnover	121%	146%	138%[6]
Net assets end of period (000’s) omitted	$76	$30	$16

49

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal periods ended December 31,
Class I	2017	2016#	2015*
Net Asset Value, Beginning of Period	$11.99	$9.35	$10.00
Income (loss) from Investment Operations:
Net investment income[1,2]	0.02	0.09	0.10 [4]
Net realized and unrealized gain (loss) on investments	0.54	2.65	(0.68)
Total income (loss) from investment operations	0.56	2.74	(0.58)
Less Distributions to Shareholders from:
Net investment income	—	(0.10)	(0.07)
Net realized gain on investments	(1.71)	—	—
Paid in capital	(0.02)	—	—
Total distributions to shareholders	(1.73)	(0.10)	(0.07)
Net Asset Value, End of Period	$10.82	$11.99	$9.35
Total Return[2,5]	5.35%	29.34%	(5.77)%[6]
Ratio of net expenses to average net assets[7]	1.02%	1.06%	1.03%[8]
Ratio of gross expenses to average net assets[9]	2.64%	1.85%	1.85%[8]
Ratio of net investment income to average net assets[2]	0.21%	0.96%	0.98%[8]
Portfolio turnover	121%	146%	138%[6]
Net assets end of period (000’s) omitted	$678	$10,888	$11,085

50

AMG Chicago Equity Partners Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal periods ended December 31,
Class Z	2017	2016#	2015*
Net Asset Value, Beginning of Period	$11.99	$9.35	$10.00
Income (loss) from Investment Operations:
Net investment income[1,2]	0.04	0.11	0.11 [4]
Net realized and unrealized gain (loss) on investments	0.55	2.65	(0.68)
Total income (loss) from investment operations	0.59	2.76	(0.57)
Less Distributions to Shareholders from:
Net investment income	—	(0.12)	(0.08)
Net realized gain on investments	(1.71)	—	—
Paid in capital	(0.02)	—	—
Total distributions to shareholders	(1.73)	(0.12)	(0.08)
Net Asset Value, End of Period	$10.85	$11.99	$9.35
Total Return[2,5]	5.63%	29.49%	(5.69)%[6]
Ratio of net expenses to average net assets[7]	0.88%	0.92%	0.92%[8]
Ratio of gross expenses to average net assets[9]	2.50%	1.71%	3.06%[8]
Ratio of net investment income to average net assets[2]	0.36%	1.04%	1.07%[8]
Portfolio turnover	121%	146%	138%[6]
Net assets end of period (000’s) omitted	$2,005	$1,950	$1,609

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
*	Commencement of operations was on January 2, 2015.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Amount is less than $(0.01) per share.
[4]	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.09), $0.09, and $0.10 for Class N, Class I and Class Z shares, respectively.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Includes reduction from broker recapture amounting to 0.07%, 0.01% and 0.03% for the years ended 2017, 2016 and 2015, respectively.
[8]	Annualized.
[9]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

51

AMG Managers Amundi Intermediate Government Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$10.65	$10.81	$10.96	$10.64	$10.98
Income (loss) from Investment Operations:
Net investment income[1,2]	0.16	0.14	0.11	0.17	0.18
Net realized and unrealized gain (loss) on investments	0.02	0.01	0.01	0.54	(0.32)
Total income (loss) from investment operations	0.18	0.15	0.12	0.71	(0.14)
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.13)	(0.10)	(0.17)	(0.18)
Net realized gain on investments	—	(0.18)	(0.17)	(0.22)	(0.02)
Paid in capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.21)	(0.31)	(0.27)	(0.39)	(0.20)
Net Asset Value, End of Year	$10.62	$10.65	$10.81	$10.96	$10.64
Total Return[2]	1.68%[3]	1.42%[3]	1.09%	6.73%	(1.25)%
Ratio of net expenses to average net assets	0.84%	0.88%	0.88%	0.89%	0.91%[4]
Ratio of gross expenses to average net assets[5]	0.99%	0.93%	0.92%	0.96%	0.94%[4]
Ratio of net investment income to average net assets[2]	1.46%	1.32%	0.99%	1.54%	1.64%[4]
Portfolio turnover	10%	17%	21%	11%	29%
Net assets end of year (000’s) omitted	$104,847	$166,411	$192,039	$174,138	$136,915

52

AMG Managers Amundi Intermediate Government Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class I	2017*
Net Asset Value, Beginning of Period	$10.70
Income (loss) from Investment Operations:
Net investment income[1,2]	0.15
Net realized and unrealized loss on investments	(0.03)
Total income from investment operations	0.12
Less Distributions to Shareholders from:
Net investment income	(0.18)
Paid in capital	(0.02)
Total distributions to shareholders	(0.20)
Net Asset Value, End of Period	$10.62
Total Return[2]	1.15%[3,6]
Ratio of net expenses to average net assets	0.72%[7]
Ratio of gross expenses to average net assets[5]	0.88%[7]
Ratio of net investment income to average net assets[2]	1.68%[7]
Portfolio turnover	10%
Net assets end of period (000’s) omitted	$2,313

53

AMG Managers Amundi Intermediate Government Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class Z	2017*
Net Asset Value, Beginning of Period	$10.70
Income (loss) from Investment Operations:
Net investment income[1,2]	0.16
Net realized and unrealized loss on investments	(0.04)
Total income from investment operations	0.12
Less Distributions to Shareholders from:
Net investment income	(0.18)
Paid in capital	(0.02)
Total distributions to shareholders	(0.20)
Net Asset Value, End of Period	$10.62
Total Return[2]	1.15%[3,6]
Ratio of net expenses to average net assets	0.69%[7]
Ratio of gross expenses to average net assets[5]	0.85%[7]
Ratio of net investment income to average net assets[2]	1.72%[7]
Portfolio turnover	10%
Net assets end of period (000’s) omitted	$1,326

#	Effective February 27, 2017, Class S was renamed Class N.
##	Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.
*	Commencement of operations was February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal period end.
[4]	Includes non-routine extraordinary expenses amounting to 0.020% of average net assets.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[6]	Not annualized.
[7]	Annualized.

54

AMG Managers Amundi Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017#	2016##	2015	2014	2013
Net Asset Value, Beginning of Year	$9.63	$9.62	$9.65	$9.64	$9.65
Income (loss) from Investment Operations:
Net investment income[1,2]	0.10	0.16	0.02	0.05	0.03
Net realized and unrealized gain (loss) on investments	(0.04)	(0.05)	(0.03)	0.01	(0.01)
Total income (loss) from investment operations	0.06	0.11	(0.01)	0.06	0.02
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.10)	(0.02)	(0.05)	(0.03)
Total distributions to shareholders	(0.22)	(0.10)	(0.02)	(0.05)	(0.03)
Net Asset Value, End of Year	$9.47	$9.63	$9.62	$9.65	$9.64
Total Return[2,3]	0.58%	1.10%	(0.15)%	0.60%	0.20%
Ratio of net expenses to average net assets	0.74%	0.80%	0.79%	0.80%	0.79%[5]
Ratio of gross expenses to average net assets[7]	0.83%	0.80%	0.79%	0.80%	0.79%[5]
Ratio of net investment income to average net assets[2]	1.07%	1.69%	0.25%	0.47%	0.27%[5]
Portfolio turnover	20%	37%	51%	41%	48%
Net assets end of year (000’s) omitted	$135,620	$234,569	$395,306	$385,246	$422,488

55

AMG Managers Amundi Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class I	2017*
Net Asset Value, Beginning of Period	$9.64
Income (loss) from Investment Operations:
Net investment income[1,2]	0.11
Net realized and unrealized loss on investments	(0.08)
Total income from investment operations	0.03
Less Distributions to Shareholders from:
Net investment income	(0.21)
Total distributions to shareholders	(0.21)
Net Asset Value, End of Period	$9.46
Total Return[2,3]	0.31%[4]
Ratio of net expenses to average net assets	0.62%[6]
Ratio of gross expenses to average net assets[7]	0.73%[6]
Ratio of net investment income to average net assets[2]	1.41%[6]
Portfolio turnover	20%
Net assets end of period (000’s) omitted	$23,757

56

AMG Managers Amundi Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class Z	2017*
Net Asset Value, Beginning of Period	$9.64
Income (loss) from Investment Operations:
Net investment income[1,2]	0.12
Net realized and unrealized loss on investments	(0.08)
Total income from investment operations	0.04
Less Distributions to Shareholders from:
Net investment income	(0.21)
Total distributions to shareholders	(0.21)
Net Asset Value, End of Period	$9.47
Total Return[2,3]	0.44%[4]
Ratio of net expenses to average net assets	0.57%[6]
Ratio of gross expenses to average net assets[7]	0.68%[6]
Ratio of net investment income to average net assets[2]	1.46%[6]
Portfolio turnover	20%
Net assets end of period (000’s) omitted	$675

#	Effective February 27, 2017, Class S was renamed Class N.
##	Effective October 1, 2016, the shares were reclassified and redesignated as Class S shares.
*	Commencement of operations was February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Not annualized.
[5]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[6]	Annualized.
[7]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

57

Notes to Financial Statements

December 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG Chicago Equity Partners Small Cap Value Fund (“Small Cap Value”) and AMG Funds II: AMG Chicago Equity Partners Balanced Fund (“Balanced”), AMG Managers Amundi Intermediate Government Fund (“Intermediate Government”) and AMG Managers Amundi Short Duration Government Fund (“Short Duration”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective October 1, 2016, were renamed or redesignated. Both Balanced and Small Cap Value previously offered Investor Class shares, Service Class shares, and Institutional Class shares which were renamed to Class N, Class I and Class Z, respectively; and Intermediate Government and Short Duration shares were reclassified and redesignated Class S. Effective February 27, 2017, Intermediate Government and Short Duration’s Class S shares were renamed Class N and both funds commenced offering Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

58

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts,)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2017, the impact on the expense ratios, if any, were as follows: Balanced - $9,606 or 0.01% , Small Cap Value - $5,004 or 0.07%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to redesignation of dividends paid, foreign currency, expiration of capital loss carryforwards and return of capital distributions paid by the Funds. Temporary differences are due to capital loss deferrals on straddles and mark-to-market on futures.

59

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	Balanced		Small Cap Value
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$1,336,645	$1,747,072	$32,099	$121,930
Short-term capital gains	3,377,861	—	833,144	—
Long-term capital gains	4,487,937	131,879	635,008	—
Return of capital	—	—	18,947	—

	$9,202,443	$1,878,951	$1,519,198	$121,930

	Intermediate Government		Short Duration
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$2,261,146	$5,087,719	$4,471,104	$2,527,449
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	—	—
Return of capital	192,812	—	—	—

	$2,453,958	$5,087,719	$4,471,104	$2,527,449

As of December 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Balanced	Small Cap Value	Intermediate Government	Short Duration
Capital loss carryforward	—	—	$2,178,798	$5,515,191
Undistributed ordinary income	—	—	—	205,033
Undistributed short-term capital gains	$1,664,599	—	—	—
Undistributed long-term capital gains	3,163,719	—	—	—
Late-year loss deferral	—	—	—	—

At December 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Balanced	$176,266,128	$23,454,226	$(1,909,202)	$21,545,024
Small Cap Value	2,626,917	367,939	(50,775)	317,164
Intermediate Government	159,704,263	1,376,051	(930,840)	445,211
Short Duration	160,773,775	2,938,336	(2,125,475)	812,861

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2017, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

60

Notes to Financial Statements (continued)

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Total
Intermediate Government	—	$2,178,798	$2,178,798
Short Duration	$359,813	5,155,378	5,515,191

As of December 31, 2017, Balanced and Small Cap Value had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should Balanced and Small Cap Value incur net capital losses for the fiscal year ended December 31, 2018, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended December 31, 2017, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Small Cap Value	$247,331	—

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2017 and December 31, 2016, the capital stock transactions by class for the Funds were as follows:

		Balanced				Small Cap Value
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	1,239,936	$20,491,466	3,377,841	$49,948,934	5,673	$59,815	1,549	$18,593
Reinvestment of distributions	180,583	3,069,279	53,953	817,953	567	5,890	17	207
Cost of shares repurchased	(3,044,466)	(50,984,756)	(3,777,688)	(56,409,174)	(1,695)	(17,799)	(783)	(7,962)

Net increase (decrease)	(1,623,947)	$(27,424,011)	(345,894)	$(5,642,287)	4,545	$47,906	783	$10,838

Class I:
Proceeds from sale of shares	2,705,468	$45,868,384	2,263,148	$34,028,928	47,763	$556,183	181,690	$1,853,567
Reinvestment of distributions	161,858	2,780,507	19,571	299,586	118,507	1,227,738	8,418	102,527
Cost of shares repurchased	(1,051,459)	(17,798,320)	(1,453,335)	(22,061,566)	(1,012,039)	(10,627,683)	(467,369)	(4,771,305)

Net increase (decrease)	1,815,867	$30,850,571	829,384	$12,266,948	(845,769)	$(8,843,762)	(277,261)	$(2,815,211)

Class Z:
Proceeds from sale of shares	77,566	$1,285,979	323,484	$4,749,655	39,324	$406,905	43,104	$418,513
Reinvestment of distributions	19,371	332,260	4,203	64,334	27,522	285,399	1,575	19,183
Cost of shares repurchased	(58,065)	(968,364)	(69,342)	(1,045,388)	(44,678)	(465,244)	(54,112)	(495,091)

Net increase (decrease)	38,872	$649,875	258,345	$3,768,601	22,168	$227,060	(9,433)	$(57,395)

61

Notes to Financial Statements (continued)

	Intermediate Government				Short Duration
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:[1]
Proceeds from sale of shares	2,506,899	$26,802,132	6,031,612	$66,129,198	4,487,160	$43,034,526	36,112,882	$103,879,750
Reinvestment of distributions	206,475	2,204,214	431,895	4,630,731	392,197	3,743,767	221,824	2,135,935
Cost of shares repurchased	(8,473,695)	(90,681,619)	(8,607,228)	(94,306,073)	(14,919,003)	(142,857,038)	(53,058,101)	(267,051,584)

Net decrease	(5,760,321)	$(61,675,273)	(2,143,721)	$(23,546,144)	(10,039,646)	$(96,078,745)	(16,723,395)	$(161,035,899)

Class I:[2]
Proceeds from sale of shares	282,788	$3,034,044	—	—	5,634,803	$53,874,614	—	—
Reinvestment of distributions	2,771	29,580	—	—	15,916	151,394	—	—
Cost of shares repurchased	(67,846)	(727,699)	—	—	(3,140,056)	(29,921,094)	—	—

Net increase	217,713	$2,335,925	—	—	2,510,663	$24,104,914	—	—

Class Z:[2]
Proceeds from sale of shares	169,759	$1,799,841	—	—	126,003	$1,211,014	—	—
Reinvestment of distributions	2,342	25,005	—	—	1,577	15,045	—	—
Cost of shares repurchased	(47,207)	(505,944)	—	—	(56,279)	(538,713)	—	—

Net increase	124,894	$1,318,902	—	—	71,301	$687,346	—	—

[1]	Effective February 27, 2017, Class S was renamed Class N.
[2]	Commencement of operations was February 27, 2017.

At December 31, 2017, certain unaffiliated shareholders of record individually held greater than 10% of the net assets of the Funds as follows: Small Cap Value - one owns 23%. Transactions by this shareholder may have a material impact on its respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2017, the market value of Repurchase Agreements outstanding for Balanced and Small Cap Value were $2,448,757 and $169,425, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

All Funds except Small Cap Value may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale

62

Notes to Financial Statements (continued)

commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a above.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

All Funds except Small Cap Value may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Funds’ Statement of Assets and Liabilities. For financial reporting purposes, the Funds do not offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

l. FOREIGN SECURITIES

Balanced invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Balanced and Small Cap Value are managed by Chicago Equity Partners, LLC (“CEP”). AMG indirectly owns a majority interest in CEP.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Balanced	0.60%
Small Cap Value	0.62%
Intermediate Government	0.48%
Short Duration	0.40%

Prior to October 1, 2016, the annual rate for the investment management fees was 0.70%, 0.62%, 0.70% and 0.70% of each Fund’s average daily net assets of Balanced, Small Cap Value, Intermediate Government and Short Duration, respectively.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Balanced and Small Cap Value to 0.84% and 0.95%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.74% of Intermediate Government’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

Effective February 27, 2017, the Investment Manager has contractually agreed, through May 1, 2018, to waive Intermediate Government’s management fee by 0.05%, from 0.48% to 0.43%, and Short Duration’s management fee by 0.11%, from 0.40% to 0.29%. For the fiscal year ended December 31, 2017, the management fee for Intermediate Government and Short Duration was reduced by $54,629 and $182,649, respectively.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

63

Notes to Financial Statements (continued)

At December 31, 2017, the Funds’ expiration of recoupment is as follows:

Expiration Period	Balanced	Small Cap Value	Intermediate Government
Less than 1 year	$256,154	$100,095	$58,801
Within 2 years	276,286	94,463	81,422
Within 3 years	92,722	104,187	135,196

Total Amount Subject to Recoupment	$625,162	$298,745	$275,419

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Money Market Funds. For the fiscal year ended December 31, 2017, the investment management fee for Intermediate Government was reduced by $6,834.

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, Balanced and Small Cap Value paid an administration fee under a similar contract at an annual rate of 0.20% and 0.25%, respectively, of each Fund’s average daily net assets, while Intermediate Government and Short Duration did not pay an administration fee.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Balanced and Small Cap Value have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Funds’ Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For Class N of Small Cap Value, Intermediate Government and Short Duration, and Class I of Balanced, Small Cap Value, Intermediate Government and Short Duration, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred.

Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N shares of Small Cap Value, Intermediate Government and Short Duration and Class I shares of Balanced, Small Cap Value, Intermediate Government and Short Duration may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Balanced
Class I	0.10%	0.10%
Small Cap Value
Class N	0.15%	0.15%
Class I	0.15%	0.14%
Intermediate Government
Class N*	0.15%	0.15%
Class I**	0.05%	0.04%
Short Duration
Class N*	0.15%	0.15%
Class I**	0.05%	0.05%

*	Effective October 1, 2016, the maximum annual rate was increased to 0.15% from 0.10%.
**	Effective February 27, 2017, Class I shares were authorized up to a maximum annual rate of 0.05%.

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds family. The Trustees of the Trusts who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2017, Short Duration lent a maximum of $1,536,965 for five days earning interest of $284. The interest income amount is included in the Statement of Operations as interest income. Small Cap Value borrowed a maximum of $184,534 for six days paying interest of $12. The interest expense amount is included in the Statement of Operations as miscellaneous expense. For

64

Notes to Financial Statements (continued)

the fiscal year ended December 31, 2017, Balanced and Intermediate Government neither borrowed from nor lent to other funds in the AMG Funds family. At December 31, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2017, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Balanced	$106,659,747	$115,310,960
Small Cap Value	8,243,046	19,204,211
Intermediate Government	2,556,164	9,399,872
Short Duration	15,202,456	23,253,173

	U.S. Government Obligations
Fund	Purchases	Sales
Balanced	$31,734,603	$27,439,918
Small Cap Value	—	—
Intermediate Government	14,389,593	38,484,841
Short Duration	22,896,697	60,785,533

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at December 31, 2017, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Balanced	$2,374,701	$2,448,757
Small Cap Value	161,259	169,425

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, and results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of applicable Schedule of Portfolio Investments. For the fiscal year ended December 31, 2017, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Intermediate Government	Short Duration
Financial Futures Contracts
Average number of contracts purchased	5	87
Average number of contracts sold	67	625
Average notional value of contracts	$677,244	$10,517,013
Average notional value of contracts sold	$6,962,949	$78,732,845

7. FUTURES CONTRACTS

Intermediate Government and Short Duration purchased and sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent variation margin payments are made or received by the Funds depending on the fluctuations in the value of the futures contract and the value of cash or securities on deposit with the futures broker. Variation

65

Notes to Financial Statements (continued)

margin is recorded as unrealized gains and losses. The Funds must have total value at the futures broker consisting of either net unrealized gains, cash or securities collateral to meet the initial margin requirement, and any value over the initial margin requirement may be transferred to the Funds. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

8. RISKS ASSOCIATED WITH COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”)

The net asset values of a Fund may be sensitive to interest rate fluctuations because a Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. CMOs may have a fixed or variable rate of interest.

9. DOLLAR ROLL AGREEMENTS

All Funds except Small Cap Value may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the repurchase price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds their cost.

10. STRIPPED SECURITIES

Intermediate Government and Short Duration may invest in stripped securities (“STRIPS”) for hedging purposes to protect the Funds’ portfolios against interest rate fluctuations. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

11. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

66

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2017:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Balanced
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	448,757	448,757	—	—
State of Wisconsin Investment Board	1,000,000	1,000,000	—	—

Totals	$2,448,757	$2,448,757	—	—

Small Cap Value
Cantor Fitzgerald Securities, Inc.	$169,425	$169,425	—	—

12. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

13. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

67

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND SHAREHOLDERS OF AMG CHICAGO EQUITY PARTNERS BALANCED FUND, AMG CHICAGO EQUITY PARTNERS SMALL CAP VALUE FUND, AMG MANAGERS AMUNDI INTERMEDIATE GOVERNMENT FUND, AND AMG MANAGERS AMUNDI SHORT DURATION GOVERNMENT FUND

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers Amundi Intermediate Government Fund, and AMG Managers Amundi Short Duration Government Fund (four of the funds constituting AMG Funds and AMG Funds II, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

68

Other Information

TAX INFORMATION

The AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers Amundi Intermediate Government Fund and AMG Managers Amundi Short Duration Government Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Chicago Equity Partners Balanced Fund, AMG Chicago Equity Partners Small Cap Value Fund, AMG Managers Amundi Intermediate Government Fund and AMG Managers Amundi Short Duration Government Fund each hereby designates $4,487,937, $635,008, $0, and $0 respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2017, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Managers Amundi Intermediate Government Fund previously announced the estimated sources of its distributions paid during the year ended December 31, 2017. AMG Managers Amundi Intermediate Government Fund has reclassified certain of those distributions previously announced as constituting ordinary income to distributions constituting return of capital. Pursuant to Rule 19a-1(e)

under the Investment Company Act of 1940, the information in the table below supersedes the Fund’s previously announced estimated sources of its distributions paid during the year ended December 31, 2017.

Intermediate Government
Distributions paid from:	2017
Ordinary income	$2,261,146
Short-term capital gains	—
Long-term capital gains	—
Return of capital	192,812

2,453,958

Please note that the information in this table is for financial accounting purposes only. Form 1099-DIV received by shareholders for the calendar year specifies how shareholders should characterize and report distributions paid by the Fund during the year for U.S. federal income tax purposes.

69

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 69
• Oversees 61 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex

Kurt A. Keilhacker, 54

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 - AMG Funds Trustee since 2000 - AMG Funds II Oversees 61 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 Oversees 61 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman Trustee since 1999 - AMG Funds Trustee since 2000 - AMG Funds II Oversees 63 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex	Victoria L. Sassine, 52 Lecturer, Babson College (2007 – Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 61 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for GlobalAsset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

70

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 65
• Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 50
• Principal Executive Officer since 2014 Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017	John A. Starace, 47
Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017	Christopher R. Townsend, 50
Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

71

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); ChiefCompliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, AstonAsset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds(1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

72

Investment Manager and Administrator

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

Distributor

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

Custodian

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com        |                                                               73

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small     Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,

    LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap

    Value

AMG River Road Dividend All Cap     Value II

AMG River Road Focused Absolute     Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global     Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets     Small Cap

AMG TimesSquare International Small

    Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced     Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO

    Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell     Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors     Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging     Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real     Estate

CenterSquare Investment Management,     Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap     Growth

Essex Investment Management Co.,     LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap     Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell     Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group     LLC

AMG Managers Skyline Special     Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia     Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate     Government

AMG Managers Amundi Short Duration

    Government

Amundi Pioneer Institutional Asset

    Management, Inc.

AMG Managers Doubleline Core Plus

    Bond

DoubleLine Capital LP

AMG Managers Global Income

    Opportunity

AMG Managers Loomis Sayles Bond

    Loomis, Sayles & Co., L.P.

amgfunds.com	|123117 AR009

ANNUAL REPORT

AMG Funds

December 31, 2017

AMG GW&K Enhanced Core Bond Fund

Class N: MFDAX     |     Class I: MFDSX     |     Class C: MFDCX     |     Class Z: MFDYX

AMG GW&K Municipal Bond Fund

Class N: GWMTX     |     Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX     |     Class I: GWMEX     |     Class Z: GWMZX

AMG GW&K Small Cap Core Fund

Class N: GWETX     |     Class I: GWEIX     |     Class Z: GWEZX

AMG GW&K Small/Mid Cap Fund

(formerly AMG GW&K Small Cap Growth Fund)

Class N: GWGVX     |     Class I: GWGIX     |     Class Z: GWGZX

amgfunds.com |	123117 AR020

AMG Funds

Annual Report—December 31, 2017

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS
AMG GW&K Enhanced Core Bond Fund	5
AMG GW&K Municipal Bond Fund	11
AMG GW&K Municipal Enhanced Yield Fund	20
AMG GW&K Small Cap Core Fund	26
AMG GW&K Small/Mid Cap Fund	32

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	39
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	41
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	42
Detail of changes in assets for the past two fiscal years

Financial Highlights	44
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	59
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69

OTHER INFORMATION	70

TRUSTEES AND OFFICERS	71

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved and positive investor sentiment helped extend the U.S. bull market into its ninth year. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 21.83% during the fiscal year ended December 31, 2017. By comparison, small cap stocks underperformed large caps with a 14.65% return for the small cap Russell 2000® Index.

The S&P 500 Index has notched positive performance in every month since the U.S. presidential election amidst the backdrop of strong corporate earnings, improving global economic growth and the passage of sweeping tax reform. 2017 also marked a turning point for the broader global economy as growth accelerated in a more coordinated fashion around the world, global trade improved and commodities recovered. U.S. equity market volatility remained extremely low despite saber rattling in North Korea and a devastating hurricane season. In fact, the S&P 500 Index has not seen a pullback greater than 5% since the summer of 2016.

In total, all but two sectors of the S&P 500 Index were positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and materials stocks led the Index with returns of 38.87% and 23.25%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of (1.11)% and (1.49)%, respectively. Growth stocks outperformed value during all four quarters of the year and ended 2017 with returns of 30.2% and 13.7% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities outperformed domestic equities for the first time since 2012 as the global economy picked up and international returns were boosted by a weaker U.S. Dollar with the MSCI All Country World ex-USA Index returning 27.19% during the year. Meanwhile, emerging markets had their strongest year since 2009 with a 37.3% return for the MSCI Emerging Markets Index.

The U.S. bond market produced modestly positive returns for the year, as measured by the 3.54% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. The yield curve flattened as the U.S. Federal Reserve (the Fed) continued to normalize monetary policy and short-term interest rates rose more than longer-term rates. The 2-year U.S. Treasury note rose 69 basis points during the year to yield 1.89% while the 10-year U.S. Treasury note ended 2017 at a 2.40% yield, five basis points lower than where it started. Investment grade corporates outperformed Treasuries and securitized credits with returns of 6.42%, 2.31% and 2.51%, respectively. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 7.50% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended December 31, 2017*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	21.83%	11.41%	15.79%
Small Caps	(Russell 2000® Index)	14.65%	9.96%	14.12%
International	(MSCI All Country World ex-USA Index)	27.19%	7.83%	6.80%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	3.54%	2.24%	2.10%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	7.50%	6.35%	5.78%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.45%	2.98%	3.02%
Treasury Bills	(ICE BofAML 6-Month U.S. Treasury Bill Index)	0.95%	0.62%	0.43%

*	Source: Factset. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG GW&K Enhanced Core Bond Fund
Based on Actual Fund Return
Class N	.73%	$1,000	$1,012	$3.70
Class I	.53%	$1,000	$1,013	$2.69
Class C	1.48%	$1,000	$1,009	$7.49
Class Z	.48%	$1,000	$1,014	$2.44
Based on Hypothetical 5% Annual Return
Class N	.73%	$1,000	$1,022	$3.72
Class I	.53%	$1,000	$1,023	$2.70
Class C	1.48%	$1,000	$1,018	$7.53
Class Z	.48%	$1,000	$1,023	$2.45
AMG GW&K Municipal Bond Fund
Based on Actual Fund Return
Class N	.72%	$1,000	$1,007	$3.64
Class I	.38%	$1,000	$1,009	$1.92
Based on Hypothetical 5% Annual Return
Class N	.72%	$1,000	$1,022	$3.67
Class I	.38%	$1,000	$1,023	$1.94

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG GW&K Municipal Enhanced Yield Fund
Based on Actual Fund Return
Class N	1.02%	$1,000	$1,041	$5.25
Class I	.64%	$1,000	$1,043	$3.30
Class Z	.59%	$1,000	$1,043	$3.04
Based on Hypothetical 5% Annual Return
Class N	1.02%	$1,000	$1,020	$5.19
Class I	.64%	$1,000	$1,022	$3.26
Class Z	.59%	$1,000	$1,022	$3.01
AMG GW&K Small Cap Core Fund
Based on Actual Fund Return
Class N	1.32%	$1,000	$1,098	$6.98
Class I	.95%	$1,000	$1,100	$5.03
Class Z	.90%	$1,000	$1,100	$4.76
Based on Hypothetical 5% Annual Return
Class N	1.32%	$1,000	$1,019	$6.72
Class I	.95%	$1,000	$1,020	$4.84
Class Z	.90%	$1,000	$1,021	$4.58

About Your Fund’s Expenses (continued)

Six Months Ended December 31, 2017	Expense Ratio for the Period	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period*
AMG GW&K Small/Mid Cap Fund
Based on Actual Fund Return
Class N	1.10%	$1,000	$1,066	$5.73
Class I	.94%	$1,000	$1,066	$4.90
Class Z	.85%	$1,000	$1,067	$4.43
Based on Hypothetical 5% Annual Return
Class N	1.10%	$1,000	$1,020	$5.60
Class I	.94%	$1,000	$1,020	$4.79
Class Z	.85%	$1,000	$1,021	$4.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

AMG GW&K Enhanced Core Bond Fund (Class N) (the Fund) returned 3.76% for the year ended December 31, 2017, compared to the return of 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index).

At the start of 2017, fixed income markets were surprisingly quiet despite all of the headlines, as rapidly shifting fiscal and monetary policy narratives limited major moves in either direction. General improvement in the overall economy coupled with gradually increasing inflationary pressures prompted the U.S. Federal Reserve (Fed) to raise interest rates for the second time since the election. But this move was accompanied by unexpectedly dovish forward guidance that significantly muted the effects of the hike itself. Similarly, ambitious policy goals from the early days of the Trump administration provided a boost to risk markets on expectations of deregulation, tax reform, and infrastructure spending. But Congress’ failure to repeal the Affordable Care Act led to a stark reappraisal of the potential timing and success of future legislative efforts.

The second quarter saw strong returns, with markets benefiting from both lower interest rates and tighter spreads. The continued unwinding of the reflation trade was the most significant driver, as skepticism surrounding the stimulative effect of any legislation out of Washington weighed on growth and inflation expectations. Meanwhile, credit investors chose instead to focus on robust corporate earnings and an improving global economy, largely shrugging off news out of Washington and major geopolitical headlines (terrorist attacks, missile launches, crude oil prices). Interest rate volatility fell to its lowest level in years, leading some to wonder whether investors are becoming too complacent (the last time it was this low was in 2013—a month before the Taper Tantrum); others point to the resilience of risk markets and the lack of negative catalysts on the horizon.

Amid a combination of rising geopolitical tensions, policy uncertainty, and the expected start to the unwinding of the Fed balance sheet, the fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a positive return in the third quarter of 2017. The first two months of the quarter were characterized by persistently weak inflation data, record shattering hurricanes, and provocative saber-rattling from North Korea that drove 10-year interest rates to their lows of the year. September brought renewed optimism on tax reform, a more hawkish sounding Fed, and the long-expected announcement regarding the tapering of the Fed’s balance sheet. Interest rates quickly reversed course leaving the 10-year Treasury essentially unchanged for the quarter. The market, once optimistically pricing in less than a 30% chance of a hike before year-end, promptly boosted those odds to a closer certainty of 70%.

Fixed income markets ended the fourth quarter on a relatively calm note following months of policy uncertainty and headline-driven volatility. Debates surrounding Fed policy, tax reform legislation, and the sustainability of record corporate profitability dominated trading at various points throughout the quarter. However, each of these questions was eventually resolved and investors gradually shifted their focus to 2018. Ironically, the absence of obvious risks on the horizon has been cited as a risk in itself, as investors point to record low volatility and broad consensus as evidence of complacency. We continue to closely monitor policy and economic developments while we watch for early signs of wage inflation, an uptick in the default rate, or any indication that we are approaching the late stages of the business cycle.

The yield curve experienced a significant flattening during the fourth quarter and the premium for owning longer bonds fell to its lowest level in a decade. Short rates rose steadily, first as confidence grew that the Fed would hike again in December and then amid calls for as many as four more hikes in 2018. Yields at the long end closed the year near their lowest level of the year, as inflation remained elusive and investors sought protection from the possibility that the Fed would go too far in raising rates.

The Fund slightly outperformed the benchmark for the full year. The yield curve had a negative effect on performance, given our preference for intermediate maturities over the long end. Our sector allocation decisions had a positive effect due to our overweight of investment grade corporate bonds, which benefited from spread compression during the quarter. An underweight to Treasuries was also a strong contributor to the allocation effect. Our out-of-benchmark allocation to high yield corporate bonds also helped performance.

Now that tax reform has been passed, sentiment in 2018 promises to be driven in large part by the Fed and its influence on the shape of the yield curve. While upward pressure on the short end seems all but certain, the larger question remains what the impact will be on the long end. High funding requirements from the Treasury combined with the roll off of the Fed’s balance sheet could weigh on long rates, but benign inflation and strong demand from pension funds and overseas investors could serve as an anchor. In light of this uncertainty, we have kept the duration of the Fund neutral relative to its benchmark. In addition, we have kept our yield curve positioning close to neutral, with a slight bias away from the short end in favor of intermediate maturities. We believe the belly of the curve offers more attractive returns at this stage of the tightening cycle, given the carry and roll available for the interest rate risk being assumed.

We remain overweight corporate bonds, where we believe yields offer an attractive alternative to Treasuries and strong credit metrics are likely to limit spread widening. Default rates are low by historical standards and corporate profitability is strong. Additionally, we feel the sector is poised to benefit from a positive technical environment, as $4 trillion stashed overseas becomes available to fund capital spending and shareholder returns that otherwise might have been funded with debt. At the same time, we recognize the potential for an uptick in volatility and have opportunistically continued our up-in-quality shift in favor of higher-rated and less cyclical credits. In the mortgage-backed sector we continue to target lower duration pools, which offer protection in the event of spread widening and rate volatility that may occur as the Fed begins to unwind its balance sheet.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2017 , and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG GW&K Enhanced Core Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Enhanced Core Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N shares on December 31, 2007, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Enhanced Core Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Enhanced Core Bond Fund[2], [3], [4], [5], [6]
Class N	3.76%	1.83%	4.28%	5.41%	01/02/97
Class I7	4.03%	2.01%	—	2.03%	11/30/12
Class C8	3.08%	1.06%	3.50%	4.59%	03/05/98
Class Z9	4.01%	2.07%	4.53%	5.80%	01/02/97
Bloomberg Barclays U.S. Aggregate Bond Index[10]	3.54%	2.10%	4.01%	5.22%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[5]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[7]	February 27, 2017 Class S renamed to Class I.
[8]	Closed to new investments.
[9]	February 27, 2017 Class I renamed to Class Z.
[10]	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Enhanced Core Bond Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
Corporate Bonds and Notes	50.3
U.S. Government and Agency Obligations	39.2
Municipal Bonds	6.5
Short-Term Investments*	4.8
Other Assets Less Liabilities**	(0.8)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
**	Includes repayment of cash collateral on security lending transactions.

Rating	% of Market Value*
U.S. Government and Agency Obligations	40.9
Aaa	1.1
Aa	11.7
A	12.8
Baa	20.7
Ba	11.8
B	1.0

*	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
FNMA, 4.000%, 10/01/43	6.9
FNMA, 4.500%, 04/01/41	4.8
FHLMC Gold Pool, 5.000%, 10/01/36	3.1
United States Treasury Bonds, 4.500%, 02/15/36	2.9
United States Treasury Notes, 2.000%, 11/30/22	2.9
FNMA, 4.000%, 09/01/25	2.5
Apple, Inc., 1.903%, 02/09/22	2.4
Wells Fargo & Co., 2.343%, 02/11/22	2.4
FNMA, 3.500%, 11/01/42	2.4
FNMA, 4.500%, 05/01/39	2.3

Top Ten as a Group	32.6

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments

December 31, 2017

	Principal Amount	Value
Corporate Bonds and Notes - 50.3%
Energy - 1.5%
Newfield Exploration Co. 5.750%, 01/30/22	$675,000	$723,937
Financials - 13.1%
American Tower Corp. 4.400%, 02/15/26	453,000	477,160
Bank of America Corp., MTN 3.875%, 08/01/25	694,000	732,773
CIT Group, Inc. 5.000%, 08/15/22	440,000	467,500
Crown Castle International Corp. 5.250%, 01/15/23	435,000	476,831
Host Hotels & Resorts LP, Series C 4.750%, 03/01/23	457,000	486,678
Morgan Stanley, GMTN 5.500%, 07/28/21	409,000	447,745
National Rural Utilities Cooperative Finance
Corp., MTN 3.250%, 11/01/25	455,000	464,364
The Goldman Sachs Group, Inc. 6.125%, 02/15/33	763,000	974,021
Wells Fargo & Co.
(3-Month LIBOR plus 0.930%) 2.343%, 02/11/22[1]	1,163,000	1,178,031
Weyerhaeuser Co. 8.500%, 01/15/25	525,000	690,992
Total Financials		6,396,095
Industrials - 35.7%
The ADT Corp. 6.250%, 10/15/21	227,000	249,700
American Airlines Group, Inc. 6.125%, 06/01/18[2]	245,000	248,981
Andeavor Logistics LP / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	233,000	242,150
Apple, Inc.
(3-Month LIBOR plus 0.500%) 1.903%, 02/09/22[1]	1,168,000	1,184,773
ArcelorMittal (Luxembourg) 6.000%, 03/01/21[2]	225,000	244,125
Automatic Data Processing, Inc. 3.375%, 09/15/25	660,000	681,891
Ball Corp. 5.250%, 07/01/25	481,000	524,891
Burlington Northern Santa Fe LLC 6.150%, 05/01/37	556,000	746,695
CDW LLC / CDW Finance Corp. 5.500%, 12/01/24	441,000	481,792
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, 07/23/25	447,000	475,975
Comcast Corp. 7.050%, 03/15/33	345,000	480,769
Concho Resources, Inc. 4.375%, 01/15/25	225,000	234,563
Crown Americas LLC / Crown Americas Capital Corp. IV 4.500%, 01/15/23	475,000	483,312
CSX Corp. 2.600%, 11/01/26	511,000	488,583
CVS Health Corp. 5.125%, 07/20/45	405,000	465,961
Diamondback Energy, Inc. 4.750%, 11/01/24	400,000	403,500
Georgia-Pacific LLC 8.000%, 01/15/24	366,000	466,380
HCA, Inc. 5.000%, 03/15/24	456,000	475,380
International Paper Co. 3.000%, 02/15/27	504,000	489,617
Kaiser Foundation Hospitals 3.150%, 05/01/27	472,000	473,014
Leidos Holdings, Inc. 4.450%, 12/01/20	225,000	234,563
Lennar Corp. 4.750%, 11/15/22	454,000	478,403
Masco Corp. 4.375%, 04/01/26	483,000	512,221
McDonald’s Corp., MTN 3.700%, 01/30/26	450,000	469,870
Microsoft Corp. 3.750%, 02/12/45	484,000	511,197
Molson Coors Brewing Co. 3.000%, 07/15/26	488,000	478,536
Murphy Oil USA, Inc. 6.000%, 08/15/23	235,000	246,163
Northrop Grumman Corp. 3.200%, 02/01/27	476,000	478,692
NuStar Logistics LP 6.750%, 02/01/21	229,000	244,458
Omnicom Group, Inc. 3.600%, 04/15/26	467,000	473,274
Oracle Corp. 3.800%, 11/15/37	440,000	462,415
Owens Corning 4.200%, 12/15/22	470,000	493,344
Penske Automotive Group, Inc. 3.750%, 08/15/20	470,000	479,987

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 35.7% (continued)
Toll Brothers Finance Corp. 4.375%, 04/15/23[2]	$236,000	$245,735
6.750%, 11/01/19	226,000	243,798
United Continental Holdings, Inc. 6.375%, 06/01/18[2]	240,000	244,200
Verizon Communications, Inc. 4.400%, 11/01/34	470,000	480,342
Vulcan Materials Co. 4.500%, 04/01/25	336,000	358,582
Walgreens Boots Alliance, Inc. 3.450%, 06/01/26	721,000	714,256
Total Industrials		17,392,088
Total Corporate Bonds and Notes (Cost $24,285,027)		24,512,120
Municipal Bonds - 6.5%
California State General Obligation, School
Improvements 7.550%, 04/01/39	605,000	954,466
JobsOhio Beverage System, Series B 3.985%, 01/01/29	445,000	472,435
Los Angeles Unified School District, School
Improvements 5.750%, 07/01/34	565,000	722,019
Metropolitan Transportation Authority, Transit
Improvement 6.668%, 11/15/39	350,000	496,608
New Jersey Economic Development Authority,
Pension Funding, Series A (National Insured) 7.425%, 02/15/29[3]	388,000	485,943
Total Municipal Bonds (Cost $3,013,050)		3,131,471
U.S. Government and Agency Obligations - 39.2%
Fannie Mae - 26.4%
FNMA, 3.500%, 11/01/42 to 03/01/46	2,174,850	2,245,725
4.000%, 09/01/25 to 10/01/43	5,286,934	5,562,347
4.500%, 05/01/39 to 04/01/41	4,039,712	4,346,083
FNMA, 5.000%, 08/01/35	658,274	715,558
Total Fannie Mae		12,869,713
Freddie Mac - 3.4%
FHLMC Gold Pool, 4.000%, 07/01/29	110,551	114,801
5.000%, 10/01/36	1,404,967	1,523,661
Total Freddie Mac		1,638,462
U.S. Treasury Obligations - 9.4%
United States Treasury Bonds, 3.500%, 02/15/39	437,000	499,272
4.500%, 02/15/36	1,109,000	1,428,076
6.250%, 08/15/23	666,000	806,940
United States Treasury Notes, 1.750%, 03/31/22	470,000	462,362
2.000%, 11/30/22	1,405,000	1,392,377
Total U.S. Treasury Obligations		4,589,027
Total U.S. Government and Agency Obligations (Cost $19,208,994)		19,097,202
Short-Term Investments - 4.8%
Joint Repurchase Agreements - 1.5%[4]
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $759,259 (collateralized by various U.S. Government Agency Obligations, 0.125% -3.875%, 01/15/19 - 02/15/46, totaling $780,202)	759,122	759,122

	Shares
Other Investment Companies - 3.3%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[5]	1,589,487	1,589,487
Total Short-Term Investments (Cost $2,348,609)		2,348,609
Total Investments - 100.8% (Cost $48,855,680)		49,089,402
Other Assets, less Liabilities - (0.8)%		(365,726)
Net Assets - 100.0%		$48,723,676

[1]	Variable rate security. The rate shown is based on the latest available information as of December 31, 2017.
[2]	Some or all of these securities, amounting to $739,043 or 1.5% of net assets, were out on loan to various brokers.
[3]	Security is backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2017, the value amounted to $485,943 or 1.0% of net assets.
[4]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[5]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC  Freddie Mac

FNMA    Fannie Mae

GMTN    Global Medium-Term Notes

LIBOR    London Interbank Offered Rate

MTN       Medium-Term Note

National Insured    National Public Finance Guarantee Corp.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$24,512,120	—	$24,512,120
Municipal Bonds††	—	3,131,471	—	3,131,471
U.S. Government and Agency Obligations	—	19,097,202	—	19,097,202
Short-Term Investments
Joint Repurchase Agreements	—	759,122	—	759,122
Other Investment Companies	$1,589,487	—	—	1,589,487

Total Investments in Securities	$1,589,487	$47,499,915	—	$49,089,402

†	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.
††	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG GW&K Municipal Bond Fund (Class N) (the Fund) returned 4.58%, underperforming its benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the Index), which returned 5.83%.

Municipals posted solid returns in the first quarter amid a backdrop of uncertainty regarding U.S. Federal Reserve (Fed) policy and the so-called reflation trade. Right out of the gates, retail investors favored the perceived haven of shorter municipal bonds, driving down yields at the front end of the curve, even while similar maturities in the Treasury market remained steady. It was a dynamic that played out over the quarter, the municipal bond curve steepening significantly, the Treasury curve modestly flattening. And while sentiment was cautious, that was actually an upgrade over the panic selling that followed November’s election and lasted into year-end. The heavy mutual fund outflows during that stretch reversed in January, removing a major source of selling pressure and helping to stabilize the market.

For the second quarter, Municipals posted impressive returns driven by favorable market technicals and a broad rethink of the Trump trade. Long-term yields had already started to decline in March as political turmoil in Washington cast doubt on the likelihood of large-scale fiscal stimulus emerging any time soon. And with last November’s messy selloff fading further into memory, new cash poured into the tax-exempt market. The increased demand was met by a scarcity of supply, with new issue volume down 18% for the quarter, a product of far fewer refunding transactions. The result was a powerful rally where municipal bonds outperformed even Treasuries, which also posted solid returns for the quarter. And it occurred despite troubling industry headlines, from Puerto Rico’s bankruptcy filing to Connecticut’s triple downgrades to Illinois’ severe budget crisis. In that way, it was technicals, rather than any improvement in credit fundamentals, that made municipals one of the top performers in the fixed income universe.

Municipals performed well in the third quarter despite a late period selloff that turned outsized gains into merely respectable returns. Through the first nine weeks of the quarter, interest rates declined in a steady fashion, establishing year-to-date lows in early September. Besides saber-rattling in North Korea and violence in Spain and Charlottesville, investors were responding to uncertainty surrounding healthcare policy, an unusually active hurricane season and fears that a divided Washington would fail to raise the debt ceiling. In addition, inflation readings continued to undershoot the Fed’s target, casting doubt on the central bank’s forecast of future rate increases.

Municipal bonds posted mixed returns in the fourth quarter amid a significant flattening of the yield curve. Front-end rates pushed sharply higher, driven by further tightening of Fed policy and investor repositioning ahead of major tax reform. Long municipal bonds, meanwhile, rallied on benign inflation data and the expectation of a supply drought in the coming months. As a consequence, the slope of the municipal curve nearly halved over the quarter, from 1.84% to 0.98%, its lowest level since 2007.

At the start of the fourth quarter, there were few signs the market would experience any sort of upheaval before year end. Supply projections were modest, headline risks dormant and word out of Washington was that the municipal bond exemption would be fully shielded from tax reform. Instead, we had weeks of sloppy trading on record volume after the House of Representatives proposed, in early November, to strip the tax exemption from private activity bonds (PABs) and advance refunding transactions. These two areas collectively account for over a quarter of municipal supply. A week later, the Senate released a more municipal bond-friendly version, which protected PABs but kept advance refundings on the chopping block. Unsure of how the final bill would read, 501(c)(3) issuers, including hospitals and private universities, flooded the market with PABs in case the window closed. In addition, traditional issuers stuffed the remaining calendar with advance refunding deals. The result was a historic slate of issuance, with December volume breaking a single-month record set just before the Tax Reform Act of 1986 took effect.

On the demand side, buyers were just as anxious to transact while bonds were still available. Even though PABs ultimately survived in the final tax bill, advance refundings did not. Issuance is expected to drop dramatically in the first half of 2018 because so many borrowers rushed to market in the last six weeks of the year. To participate in the surge, many sold shorter bonds to raise cash, putting upward pressure on front-end yields, particularly in late November. As the record volume hit the street in mid-December, deals were taken down with only minimal concessions. In the final week of the year, after the new issue pipeline had largely dried up, municipal bonds rallied hard as opportunistic traders marked up bonds and resold them to a market looking to get invested before origination became scarce. From a high of 2.21% in late November, the yield on 10-year municipal bonds dropped 23 basis points to close 2017 at 1.98%, essentially unchanged for the fourth quarter but down 33 basis points for the year as a whole.

For the fiscal year period, the Fund’s longer duration exposure in declining rates benefited performance. In addition, our extension trades in March and September of 2017 were a positive contributor, as was our underweight in Connecticut and insured Puerto Rico issues. The Fund’s underweight in BBB and single-A rated issues hurt performance for the year, due to our higher quality bias. An overweight to shorter than benchmark maturities was also a detractor.

Looking forward, it appears the municipal market has survived tax reform with only minor bumps and bruises. The most important takeaway is that the tax exemption remains in place. To be sure, there will be shifting sands ahead, requiring some adjustments to the way the market is traded. The loss of advance refundings means the end of newly minted prerefunded paper, an outcome that will lessen supply over the next couple of years. The lower marginal rate for corporations will likely reduce demand for municipal bonds from banks and insurance companies. The significant limitation of the state and local tax deduction will push tax-equivalent hurdles higher, making in-state bonds more attractive to resident investors. Potentially this could lead to wealth flight from high-tax jurisdictions, a development that bears watching. In the immediate future, however, the plunge in supply expected over the first half of 2018 should provide a technical tailwind that eclipses other factors. While much will depend on the movement of Treasury yields, municipal bonds look poised to start the new year from a position of strength.

The supply surge provided an opportunity to find value in the fourth quarter. For most of the year, credit spreads had been historically tight and drifting even tighter. As a result, our positioning has been relatively conservative, choosing to upgrade quality rather than reach for modest yield gains. That dynamic shifted when tax reform negotiations triggered a rush to market, particularly in the health care and higher education sectors. We sold ahead of the issuance, mostly in the five-year part of the curve.

As December progressed, deal flow ramped up to approximately three times the year-to-date average. We found high quality hospital names at spreads 15

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

to 20 basis points wider than where they were a few months prior. We bought aggressively and increased our exposure in the sector to just over 5%. Advance refunding deals were widespread across all sectors allowing us to sift through a vast variety of offerings and reinvest cash where we saw value. We purchased maturities mainly in the ten-year area of the curve and, by year end, brought cash down below 2%, which was our goal all along given the strong technical environment expected in the first quarter of the new year.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2017, and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG GW&K Municipal Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I (formerly Class S) shares on June 30, 2009, to a $10,000 investment made in the Bloomberg Barclays 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Bond Fund and the Bloomberg Barclays 10-Year Municipal Bond Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG GW&K Municipal Bond Fund2, [3,4,5]
Class N	4.58%	2.27%	4.37%	06/30/09
Class I6	4.90%	2.72%	4.86%	06/30/09
Bloomberg Barclays 10-Year Municipal Bond Index[7]	5.83%	3.13%	5.02%	06/30/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[5]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[6]	Effective June 23, 2017 Class S shares were converted to Class I shares.
[7]	The Bloomberg Barclays 10-Year Municipal Bond Index is the 10 Year (8-12) component of the Municipal Bond index. It is a rules-based, market-value-weighted index engineered for the tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Bloomberg Barclays 10-Year Municipal Bond Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Bond Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
General Obligation	26.4%
Transportation	23.4%
Utilities	17.3%
Public Services	10.9%
Healthcare	8.0%
Education	7.0%
Other	3.4%
Industrial Development	1.2%
Tax	1.1%
Other Assets & Liabilities	1.3%

Rating	% of Market Value
Aaa	37.2
Aa	50.8
A	10.8
Baa	1.2

TOP TEN HOLDINGS

% of
Security Name	Net Assets
State of Maryland, Series B, General Obligation, 5.000%, 08/01/25	2.3
North Carolina State Limited Obligation, Series B, Revenue, 5.000%, 05/01/28	1.7
Iowa Finance Authority, Green Bond, Revenue, 5.000%, 08/01/30	1.7
Arizona Water Infrastructure Finance Authority, Water Quality
Revenue, Series A, Revenue, 5.000%, 10/01/26	1.7
Triborough Bridge & Tunnel Authority, MTA Bridge And Tunnel,
Revenue, 5.000%, 11/15/27	1.6
Commonwealth of Massachusetts Federal Highway Grant
Anticipation Note Revenue, Subordinate Revenue, Series A,
Revenue, 5.000%, 06/15/24	1.5
State of Michigan, Revenue, 5.000%, 03/15/27	1.4
State of Maryland, Department of Transportation, Revenue, 5.000%, 09/01/29	1.4
Texas Transportation Commission Fund, Series A, General
Obligation, 5.000%, 04/01/27	1.3
State of Washington, Water Utility Improvements Revenue,
Series 2013 A, General Obligation, 5.000%, 08/01/25	1.3

Top Ten as a Group	15.9

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2017

	Principal Amount	Value
Municipal Bonds - 98.5%
Arizona - 3.5%
Arizona Department of Transportation State Highway Fund Revenue 5.000%, 07/01/28	$5,000,000	$6,153,300
Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A 5.000%, 10/01/26	15,000,000	18,003,600
Salt River Project Agricultural Improvement & Power District, Salt River Project Electrical 5.000%, 01/01/29	6,000,000	7,548,960
Salt River Project Agricultural Improvement & Power District, Series A 5.000%, 12/01/24	5,550,000	6,228,931
Total Arizona		37,934,791
California - 5.0%
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/27	950,000	1,144,370
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/30	1,620,000	1,913,884
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/31	1,000,000	1,174,380
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/32	1,855,000	2,168,736
California State Tax Exempt General Obligation 5.000%, 03/01/24	5,000,000	5,922,600
California State University, Series A 5.000%, 11/01/29	4,525,000	5,374,524
State of California 5.000%, 09/01/25	10,000,000	12,192,300
State of California 5.000%, 09/01/29	5,010,000	6,128,282
State of California 5.000%, 08/01/29	7,000,000	8,555,050
State of California, Series C 5.000%, 09/01/26	7,700,000	9,394,154
Total California		53,968,280
Colorado - 1.3%
City & County of Denver CO. Airport System Revenue, Series A 5.000%, 11/15/23	6,000,000	7,016,940
Regional Transportation District County COPS, Series A 5.000%, 06/01/24	6,000,000	6,938,700
Total Colorado		13,955,640
Connecticut - 0.6%
State of Connecticut Special Tax Revenue, Transit Infrastructure 5.000%, 08/01/24	5,340,000	6,215,386
District of Columbia - 1.7%
District of Columbia Water & Sewer Authority Public Utility Revenue, Sub Lien, Series C 5.000%, 10/01/24	5,475,000	6,260,115
District of Columbia, Series A 5.000%, 06/01/24	5,000,000	5,931,350
District of Columbia, Series A 5.000%, 06/01/30	5,025,000	6,074,170
Total District of Columbia		18,265,635
Florida - 4.8%
Florida State Board of Education, Series D 5.000%, 06/01/24	6,565,000	7,254,653
Florida’s Turnpike Enterprise, Department of Transportation, Series C 5.000%, 07/01/28	7,075,000	8,626,760
Orange County Health Facilities Authority, Series A 5.000%, 10/01/31	4,515,000	5,289,187
State of Florida, Capital Outlay, Series B 5.000%, 06/01/27	9,045,000	10,771,871
State of Florida, Capital Outlay, Series B 5.000%, 06/01/25	5,970,000	6,773,801
State of Florida, Capital Outlay, Series C 5.000%, 06/01/27	5,555,000	6,868,258
State of Florida, Department of Transportation, Fuel Sales Tax Revenue, Series B 5.000%, 07/01/26	5,780,000	6,414,066
Total Florida		51,998,596
Georgia - 3.6%
Atlanta Water & Wastewater Revenue 5.000%, 11/01/25	5,100,000	6,164,982
Georgia State University & College Improvements, Series A 5.000%, 07/01/24	5,000,000	5,708,700
Georgia State University & College Improvements, Series A 5.000%, 07/01/27	5,450,000	6,207,332
Georgia State University & College Improvements, Series A -Tranche 2 5.000%, 02/01/26	5,435,000	6,618,091
State of Georgia, Series C 5.000%, 09/01/23	5,000,000	5,731,450

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Georgia - 3.6% (continued)
State of Georgia, Series F 5.000%, 01/01/26	$7,015,000	$8,661,841
Total Georgia		39,092,396
Idaho - 0.6%
Idaho Housing & Finance Association 5.000%, 07/15/23	5,770,000	6,672,428
Illinois - 3.9%
Chicago O’Hare International Airport, Series B 5.000%, 01/01/28	10,580,000	12,408,436
Illinois State Finance Authority Revenue, Clean Water Initiative Revenue 5.000%, 07/01/27	11,000,000	13,291,410
Illinois State Finance Authority Revenue, University of Chicago, Series A 5.000%, 10/01/23	5,005,000	5,830,625
Illinois State Toll Highway Authority, Series A 5.000%, 12/01/31	9,260,000	10,862,165
Total Illinois		42,392,636
Indiana - 0.6%
Indiana Finance Authority, Indiana University Health Revenue, Series A 5.000%, 12/01/23	5,115,000	5,966,392
Iowa - 2.2%
Iowa Finance Authority, Green Bond 5.000%, 08/01/30	15,000,000	18,579,750
State of Iowa, Series A 5.000%, 06/01/25	4,000,000	4,838,000
Total Iowa		23,417,750
Kentucky - 0.6%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc., Series A 5.000%, 10/01/29	5,020,000	5,948,298
Maryland - 5.8%
State of Maryland, Department of Transportation 5.000%, 05/01/23	8,720,000	10,179,641
State of Maryland, Department of Transportation 5.000%, 09/01/29	11,895,000	14,908,598
State of Maryland, Series B 5.000%, 08/01/25	20,000,000	24,466,800
University System of Maryland, University & College Improvements, Series A 5.000%, 04/01/23	5,475,000	6,359,815
University System of Maryland, University & College Improvements, Series A 5.000%, 04/01/24	5,100,000	6,056,352
Total Maryland		61,971,206
Massachusetts - 7.6%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue, Subordinate Revenue, Series A 5.000%, 06/15/24	13,770,000	16,047,558
Commonwealth of Massachusetts, Series A 5.000%, 07/01/25	7,700,000	9,348,108
Commonwealth of Massachusetts, Series B 5.000%, 07/01/23	5,000,000	5,844,900
Massachusetts Development Finance Agency, Partners Healthcare System 5.000%, 07/01/28	8,000,000	9,774,880
Massachusetts School Building Authority, Series A 5.000%, 08/15/25	5,035,000	5,738,390
Massachusetts State Development Finance Agency, Boston College, Series S 5.000%, 07/01/23	5,700,000	6,650,133
Massachusetts Water Resources Authority, Series C 5.000%, 08/01/24	10,300,000	11,471,110
Massachusetts Water Resources Authority, Series C 5.000%, 08/01/26	4,025,000	4,983,111
Massachusetts Water Resources Authority, Series C 5.000%, 08/01/31	6,000,000	7,254,480
The Massachusetts Clean Water Trust 5.000%, 08/01/25	4,640,000	4,883,275
Total Massachusetts		81,995,945
Michigan - 3.7%
Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/29	9,950,000	11,700,603
Michigan Finance Authority, Hospital Trinity Health Credit 5.000%, 12/01/34	5,150,000	6,119,642
Michigan State Building Authority Revenue, Series I 5.000%, 04/15/27	5,700,000	6,849,348
State of Michigan 5.000%, 03/15/27	12,640,000	15,501,949
Total Michigan		40,171,542
Minnesota - 1.1%
Minneapolis-St Paul Metropolitan Airports Commission, Series A 5.000%, 01/01/25	5,000,000	6,010,700

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Minnesota - 1.1% (continued)
Minnesota State General Obligation, Series A 5.000%, 08/01/23	$5,300,000	$6,057,052
Total Minnesota		12,067,752
Missouri - 1.7%
Missouri Highway & Transportation Commission,
Fuel Sales Tax Revenue, Series B 5.000%, 05/01/23	10,330,000	12,030,524
University of Missouri, Series A 5.000%, 11/01/26	5,495,000	6,569,163
Total Missouri		18,599,687
New Jersey - 2.7%
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligation 5.000%, 07/01/29	6,570,000	7,780,391
New Jersey State Turnpike Authority Revenue, Series 2012B 5.000%, 01/01/24	2,790,000	3,194,522
New Jersey State Turnpike Authority Revenue, Series A 5.000%, 01/01/33	10,270,000	12,199,220
New Jersey State Turnpike Authority Revenue, Series A 5.000%, 01/01/24	355,000	403,834
New Jersey State Turnpike Authority Revenue, Series B 5.000%, 01/01/28	4,000,000	4,947,320
Total New Jersey		28,525,287
New York - 16.1%
Metropolitan Transportation Authority, Climate Bond Certified Green Bond 5.000%, 11/15/33	5,000,000	6,101,550
Metropolitan Transportation Authority, Fuel Sales Tax Revenue, Series A 5.000%, 11/15/24	5,000,000	6,004,000
Metropolitan Transportation Authority, Transit Revenue, Series F 5.000%, 11/15/24	4,950,000	5,704,776
Metropolitan Transportation Authority, Transit Revenue, Series F 5.000%, 11/15/27	5,000,000	5,722,150
Metropolitan Transportation Authority, Transit Revenue, Series F 5.000%, 11/15/28	5,000,000	5,962,300
Metropolitan Transportation Authority, Variable, Series A-1, REMK 06/1 1.250%, 11/01/31 [1]	10,500,000	10,500,000
New York City General Obligation, Series C 5.000%, 08/01/24	5,000,000	5,957,500
New York City General Obligation, Series C 5.000%, 08/01/26	5,510,000	6,763,084
New York City General Obligation, Series G 5.000%, 08/01/23	5,000,000	5,831,000
New York City General Obligation, Series I 5.000%, 08/01/24	11,485,000	13,060,397
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series A-2 5.000%, 08/01/34	5,000,000	6,035,050
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series B 5.000%, 02/01/24	5,015,000	5,493,331
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C 5.000%, 11/01/23	5,000,000	5,872,250
New York City Transitional Finance Authority, Future Tax Secured Revenue, Series C 5.000%, 11/01/26	5,200,000	6,274,008
New York City Water & Sewer System Revenue, Series FF 5.000%, 06/15/25	7,940,000	8,582,028
New York City Water & Sewer System Revenue, Series FF 5.000%, 06/15/30	5,370,000	6,397,925
New York State Dormitory Authority, Series A 5.000%, 12/15/25	8,645,000	9,984,888
New York State Dormitory Authority, Series A 5.000%, 12/15/27	5,640,000	6,502,582
New York State Dormitory Authority, Series D 5.000%, 02/15/27	5,800,000	7,129,592
New York State Dormitory Authority, Series D 5.000%, 02/15/27	5,395,000	6,079,248
New York State Dormitory Authority, Series E 5.000%, 03/15/32	8,370,000	10,027,930
New York State Urban Development Corp., Personal Income Tax Revenue, Series A 5.000%, 03/15/24	5,000,000	5,915,200
Triborough Bridge & Tunnel Authority, MTA Bridge And Tunnel 5.000%, 11/15/27	13,845,000	17,476,267
Total New York		173,377,056
North Carolina - 4.6%
North Carolina Municipal Power Agency No. 1, Electric, Power and Light Revenue, Series A 5.000%, 01/01/27	5,025,000	6,047,236
North Carolina State Limited Obligation, Series A 5.000%, 06/01/26	10,515,000	13,083,919
North Carolina State Limited Obligation, Series B 5.000%, 05/01/28	15,010,000	18,607,747
North Carolina State Limited Obligation, Series C 5.000%, 05/01/23	5,020,000	5,840,820

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
North Carolina - 4.6% (continued)
The Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System 5.000%, 01/15/25	$5,000,000	$5,997,700
Total North Carolina		49,577,422
Ohio - 3.5%
Ohio State General Obligation, Cleveland Clinic Health 5.000%, 01/01/28	3,520,000	4,389,229
Ohio State General Obligation, Series A 5.000%, 09/01/26	7,040,000	8,730,656
Ohio State General Obligation, University & College Improvements, Series C 5.000%, 11/01/26	5,000,000	6,025,100
Ohio Water Development Authority, Water Pollution Control Loan Fund 5.000%, 06/01/23	5,035,000	5,870,608
Ohio Water Development Authority, Water Pollution Control Loan Fund, Series 2015A 5.000%, 06/01/25	10,050,000	12,194,067
Total Ohio		37,209,660
Oklahoma - 1.4%
Grand River Dam Authority, Series A 5.000%, 06/01/28	7,820,000	9,575,825
Oklahoma Turnpike Authority, Series A 5.000%, 01/01/26	5,000,000	5,462,850
Total Oklahoma		15,038,675
Pennsylvania - 0.8%
Lancaster County Hospital Authority, University of Pennsylvania Health Revenue 5.000%, 08/15/26	6,730,000	8,202,322
Tennessee - 0.8%
State of Tennessee Fuel Sales Tax Revenue, Series B 5.000%, 09/01/26	7,365,000	8,843,156
Texas - 10.2%
Central Texas Turnpike System Transportation Commission, Series C 5.000%, 08/15/31	11,175,000	12,802,639
City of Austin TX Water & Wastewater System Revenue 5.000%, 11/15/26	5,085,000	6,290,755
City of San Antonio TX Electric & Gas Systems Revenue 5.000%, 02/01/26	9,300,000	11,386,920
Humble Independent School District, Series B 5.000%, 02/15/23	5,610,000	6,474,725
Metropolitan Transit Authority of Harris County, Series A 5.000%, 11/01/24	5,000,000	5,966,800
North Texas Municipal Water District Water System Revenue, Refunding And Improvement 5.000%, 09/01/29	5,035,000	6,083,740
North Texas Tollway Authority Revenue, Special Projects System, 1st Tier, Series A 5.000%, 01/01/25	6,370,000	7,444,492
North Texas Tollway Authority, 2nd Tier, Series B 5.000%, 01/01/31	2,000,000	2,353,940
North Texas Tollway Authority, 2nd Tier, Series B 5.000%, 01/01/32	4,000,000	4,751,400
North Texas Tollway Authority, Series A 5.000%, 01/01/26	7,775,000	9,076,924
State of Texas, Transportation Commission Highway Improvements Revenue 5.000%, 04/01/25	4,950,000	5,603,004
Texas A&M University, Financing System, Series E 5.000%, 05/15/28	8,740,000	10,876,405
Texas Transportation Commission Fund, Series A 5.000%, 04/01/27	12,550,000	14,161,671
The University of Texas System, Series H 5.000%, 08/15/26	5,045,000	6,241,876
Total Texas		109,515,291
Virginia - 1.7%
Virginia College Building Authority, Series B 5.000%, 09/01/23	5,350,000	6,245,430
Virginia Public Building Authority, Series B 5.000%, 08/01/25	9,750,000	11,827,627
Total Virginia		18,073,057
Washington - 7.2%
City of Seattle WA Municipal Light & Power Revenue, Series B 5.000%, 02/01/23	4,620,000	4,929,910
County of King WA Sewer Revenue, Series B 5.000%, 01/01/24	3,085,000	3,377,211
Energy Northwest Electric Revenue, Bonneville Power 5.000%, 07/01/25	10,000,000	12,148,100
State of Washington School Improvements, Series C 5.000%, 02/01/28	5,940,000	7,198,864
State of Washington, Series R-2015C 5.000%, 07/01/28	10,000,000	11,941,900
State of Washington, Water Utility Improvements Revenue, Series 2013 A 5.000%, 08/01/25	11,925,000	13,588,895
University of Washington, University & College Improvements Revenue, Series A 5.000%, 12/01/32	5,760,000	6,949,785

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Washington - 7.2% (continued)
University of Washington, University & College Improvements Revenue, Series C 5.000%, 07/01/27	$7,270,000	$8,338,981
Washington Health Care Facilities Authority Multicare Health System, Series B 5.000%, 08/15/23	3,940,000	4,578,556
Washington Health Care Facilities Authority Providence Health & Services, Series A 5.000%, 10/01/26	3,435,000	3,926,377
Total Washington		76,978,579
Wisconsin - 1.2%
Wisconsin State Revenue, Department of Transportation, Series 1 5.000%, 07/01/25	2,370,000	2,755,623
Wisconsin State Revenue, Department of Transportation, Series A 5.000%, 07/01/24	5,000,000	5,963,000
Wisconsin State, Series 2 5.000%, 05/01/24	3,570,000	4,037,134
Total Wisconsin		12,755,757
Total Municipal Bonds (Cost $1,052,404,795)		1,058,730,622

	Shares
Short-Term Investments - 0.1%
Other Investment Companies - 0.1%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25% [2]	688,075	688,075
Total Short-Term Investments (Cost $688,074)		688,075
Total Investments - 98.6% (Cost $1,053,092,869)		1,059,418,697
Other Assets, less Liabilities - 1.4%		15,493,010
Net Assets - 100.0%		$1,074,911,707

[1]	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
[2]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

COPS     Certificates of Participation

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$1,058,730,622	—	$1,058,730,622
Short-Term Investments	$688,075	—	—	688,075

Total Investments in Securities	$688,075	$1,058,730,622	—	$1,059,418,697

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG GW&K Municipal Enhanced Yield Fund (Class N) (the Fund) returned 9.51%, modestly outperforming the Bloomberg Barclays Municipal Bond BAA Index, which returned 8.74%.

Municipals posted solid returns in the first quarter amid a backdrop of uncertainty regarding U.S. Federal Reserve (Fed) policy and the so-called reflation trade. Right out of the gates, retail investors favored the perceived haven of shorter municipal bonds, driving down yields at the front end of the curve, even while similar maturities in the Treasury market remained steady. It was a dynamic that played out over the quarter, the municipal bond curve steepening significantly, the Treasury curve modestly flattening. And while sentiment was cautious, that was actually an upgrade over the panic selling that followed November’s election and lasted into year-end. The heavy mutual fund outflows during that stretch reversed in January, removing a major source of selling pressure and helping to stabilize the market.

For the second quarter, Municipals posted impressive returns driven by favorable market technicals and a broad rethink of the Trump trade. Long-term yields had already started to decline in March as political turmoil in Washington cast doubt on the likelihood of large-scale fiscal stimulus emerging any time soon. And with last November’s messy selloff fading further into memory, new cash poured into the tax-exempt market. The increased demand was met by a scarcity of supply, with new issue volume down 18% for the quarter, a product of far fewer refunding transactions. The result was a powerful rally where municipal bonds outperformed even Treasuries, which also posted solid returns for the quarter. And it occurred despite troubling industry headlines, from Puerto Rico’s bankruptcy filing to Connecticut’s triple downgrades to Illinois’ severe budget crisis. In that way, it was technicals, rather than any improvement in credit fundamentals, that made municipals one of the top performers in the fixed income universe.

Municipals performed well in the third quarter despite a late period selloff that turned outsized gains into merely respectable returns. Through the first nine weeks of the quarter, interest rates declined in a steady fashion, establishing year-to-date lows in early September. Besides saber-rattling in North Korea and violence in Spain and Charlottesville, investors were responding to uncertainty surrounding healthcare policy, an unusually active hurricane season and fears that a divided Washington would fail to raise the debt ceiling. In addition, inflation readings continued to undershoot the Fed’s target, casting doubt on the central bank’s forecast of future rate increases.

Municipal bonds posted mixed returns in the fourth quarter amid a significant flattening of the yield curve. Front-end rates pushed sharply higher, driven by further tightening of Fed policy and investor repositioning ahead of major tax reform. Long municipal bonds, meanwhile, rallied on benign inflation data and the expectation of a supply drought in the coming months. As a consequence, the slope of the municipal curve nearly halved over the quarter, from 1.84% to 0.98%, its lowest level since 2007.

At the start of the fourth quarter, there were few signs the market would experience any sort of upheaval before year end. Supply projections were modest, headline risks were dormant and word out of Washington was that the municipal bond exemption would be fully shielded from tax reform. Instead, we had weeks of sloppy trading on record volume after the House of Representatives proposed, in early November, to strip the tax exemption from private activity bonds (PABs) and advance refunding transactions. These two areas collectively account for over a quarter of municipal supply. A week later, the Senate released a more municipal-bond-friendly version, which protected PABs but kept advance refundings on the chopping block. Unsure of how the final bill would read, 501(c)(3) issuers, including hospitals and private universities, flooded the market with PABs in case the window closed. In addition, traditional issuers stuffed the remaining calendar with advance refunding deals. The result was a historic slate of issuance, with December volume breaking a single-month record set just before the Tax Reform Act of 1986 took effect.

On the demand side, buyers were just as anxious to transact while bonds were still available. Even though PABs ultimately survived in the final tax bill, advance refundings did not. Issuance is expected to drop dramatically in the first half of 2018 because so many borrowers rushed to market in the last six weeks of the year. To participate in the surge, many sold shorter bonds to raise cash, putting upward pressure on front-end yields, particularly in late November. As the record volume hit the street in mid-December, deals were taken down with only minimal concessions. In the final week of the year, after the new issue pipeline had largely dried up, municipal bonds rallied hard as opportunistic traders marked up bonds and resold them to a market looking to get invested before origination became scarce. From a high of 2.21% in late November, the yield on 10-year municipal bonds dropped 23 basis points to close 2017 at 1.98%, essentially unchanged for the fourth quarter but down 33 basis points for the year as a whole.

PERFORMANCE

The Fund outperformed its benchmark for the fiscal year ended December 31, 2017. An overweight to longer maturities was a positive as interest rates declined and the yield curve flattened during the year. Credit spreads tightened, which negatively impacted the Fund’s relative performance. The Fund has over 40% of its holdings in credits rated A or higher, which underperformed the BBB rated bonds in the Index.

Looking forward, it appears the municipal market has survived tax reform with only minor bumps and bruises. The most important takeaway is that the tax exemption remains in place. To be sure, there will be shifting sands ahead, requiring some adjustments to the way the market is traded. The loss of advance refundings means the end of newly minted prerefunded paper, an outcome that will lessen supply over the next couple of years. The lower marginal rate for corporations will likely reduce demand for municipal bonds from banks and insurance companies. The significant limitation of the state and local tax deduction will push tax-equivalent hurdles higher, making in-state bonds more attractive to resident investors. Potentially this could lead to wealth flight from high-tax jurisdictions, a development that bears watching. In the immediate future, however, the plunge in supply expected over the first half of 2018 should provide a technical tailwind that eclipses other factors. While much will depend on the movement of Treasury yields, municipal bonds look poised to start the new year from a position of strength.

FUND PORTFOLIO

We remain active on the long end of the yield curve in the Fund with over 80% invested in maturities greater than 20 years. The volume was primarily focused on relative value trading as opposed to curve trades that you would see more in an intermediate bond fund, as the yield curve is relatively flat in the 25–30 year range. We continue to avoid local general obligation bonds (GOs) and focus on the hospital and transportation sectors.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2017, and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I (formerly Class S) shares on December 31, 2007, to a $10,000 investment made in the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Municipal Enhanced Yield Fund and the Bloomberg Barclays U.S. Municipal Bond BAA Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Municipal Enhanced Yield Fund2, [3,4,5,6,7]
Class N	9.51%	4.04%	-	7.14%	07/27/09
Class I8	9.79%	4.51%	5.76%	4.95%	12/30/05
Class Z	-	-	-	8.23%	02/24/17
Bloomberg Barclays U.S. Municipal Bond BAA Index[9]	8.74%	3.87%	4.33%	3.99%	12/30/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[4]	The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.
[5]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
[6]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[7]	The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of AMG Funds, as of the close of business on November 7, 2008.
[8]	Effective June 23, 2017 Class S shares were converted to Class I shares.
[9]	The Bloomberg Barclays U.S. Municipal Bond BAA Index is a subset of the Boomberg Barclays U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Bloomberg Barclays U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Bloomberg Barclays U.S. Municipal Bond BAA Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Municipal Enhanced Yield Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
Healthcare	31.2%
Transportation	31.0%
Utilities	6.8%
General Obligation	6.4%
Education	5.4%
Tax	4.9%
Public Services	3.9%
Other	3.4%
State and Non-State Appropriated Tobacco	2.3%
Industrial Development	2.0%
Other Assets & Liabilities	2.7%

Rating	% of Market Value*
Aa	9.8
A	39.2
Baa	46.0
Ba	5.0

*	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
New York Transportation Development Corp., Laguardia Airport Terminal B, Revenue, 5.000%, 07/01/46	3.7
New Hampshire Health and Education Facilities Authority Act, Partners Healthcare System, Revenue, 5.000%, 07/01/41	3.5
Central Texas Turnpike System, Series C, Revenue, 5.000%, 08/15/42	3.3
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, Series A, Revenue, 5.000%, 12/01/44	3.1
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B, Revenue, 5.000%, 06/15/52	2.6
Michigan Finance Authority, Henry Ford Health System, Revenue, 5.000%, 11/15/41	2.6
State of California, General Obligation, 5.000%, 11/01/47	2.5
Railsplitter Tobacco Settlement Authority, Revenue, 5.000%, 06/01/26	2.5
North Texas Tollway Authority, Second Tier, Series B, Revenue, 5.000%, 01/01/48	2.5
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, Revenue, 5.000%, 11/15/39	2.4

Top Ten as a Group	28.7

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2017

	Principal Amount	Value
Municipal Bonds - 97.3%
California - 8.0%
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/47	$4,000,000	$4,580,840
California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/42	2,500,000	2,862,625
M-S-R Energy Authority, Natural Gas Revenue, Series C 6.500%, 11/01/39	3,660,000	5,376,320
State of California 5.000%, 11/01/47	5,000,000	6,010,600
Total California		18,830,385
Colorado - 1.8%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008 6.500%, 11/15/38	2,915,000	4,207,598
Florida - 11.6%
Alachua County Health Facilities Authority,
Shands Teaching Hospital & Clinics, Series A 5.000%, 12/01/44	6,570,000	7,337,770
County of Miami - Dade FL Aviation Revenue 5.000%, 10/01/41	2,000,000	2,349,260
County of Miami - Dade FL Aviation Revenue, Series B 5.000%, 10/01/40	2,000,000	2,352,360
Martin County Health Facilities Authority, Martin Memorial Medical Center 5.500%, 11/15/42	4,430,000	4,899,536
Miami Beach Health Facilities Authority, Mt. Sinai Medical Center 5.000%, 11/15/39	5,220,000	5,713,969
Orange County Health Facilities Authority,
Orlando Health Inc., Series A 5.000%, 10/01/39	4,035,000	4,618,824
Total Florida		27,271,719
Illinois - 14.5%
Chicago O’Hare International Airport, Refunding
General Senior Lien, Series B 5.000%, 01/01/41	2,000,000	2,303,940
Illinois State General Obligation 5.500%, 07/01/38	3,275,000	3,553,801
Illinois State General Obligation, Series D 5.000%, 11/01/26	5,000,000	5,493,350
Illinois State Toll Highway Authority, Series B 5.000%, 01/01/40	1,675,000	1,932,129
Metropolitan Pier and Exposition Authority
Revenue, McCormick Place Expansion Project, Series 2012 A 5.000%, 06/15/42	4,990,000	5,260,109
Metropolitan Pier and Exposition Authority
Revenue, McCormick Place Expansion Project, Series B 5.000%, 06/15/52	5,910,000	6,207,627
Railsplitter Tobacco Settlement Authority 5.000%, 06/01/26	5,000,000	5,815,050
Railsplitter Tobacco Settlement Authority 5.000%, 06/01/27	3,000,000	3,484,170
Total Illinois		34,050,176
Kentucky - 1.2%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare Inc. 5.000%, 10/01/33	2,500,000	2,909,675
Louisiana - 2.6%
Louisiana Public Facilities Authority, Ochsner Clinic Foundation 5.000%, 05/15/47	3,385,000	3,793,739
New Orleans Aviation Board, General Airport North Terminal, Series B 5.000%, 01/01/48	2,000,000	2,297,980
Total Louisiana		6,091,719
Massachusetts - 3.4%
Massachusetts Development Finance Agency, UMass Boston Student Housing 5.000%, 10/01/48	5,000,000	5,540,650
Massachusetts Development Finance Agency, UMass Boston Student Housing 5.000%, 10/01/41	2,250,000	2,496,870
Total Massachusetts		8,037,520
Michigan - 4.6%
Michigan Finance Authority, Henry Ford Health System 5.000%, 11/15/41	5,315,000	6,021,948
Michigan Finance Authority, Hospital Trinity Health Credit 5.000%, 12/01/37	4,000,000	4,718,960
Total Michigan		10,740,908
Nebraska - 1.6%
Central Plains Energy Project, Project #3, Series A 5.000%, 09/01/42	3,000,000	3,867,810
New Hampshire - 3.5%
New Hampshire Health and Education Facilities Authority Act, Partners Healthcare System 5.000%, 07/01/41	7,000,000	8,254,190

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
New Jersey - 9.0%
New Jersey Economic Development Authority, Series DDD 5.000%, 06/15/42	$3,350,000	$3,674,950
New Jersey Economic Development Authority, School Facilities Construction 5.000%, 03/01/25	5,205,000	5,688,701
New Jersey Economic Development Authority, UMM Energy Partners, Series 2012 A 5.125%, 06/15/43	4,450,000	4,666,937
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligation 5.000%, 07/01/43	4,605,000	5,284,514
New Jersey Transportation Trust Fund Authority,
Federal Highway Reimbursement Notes 5.000%, 06/15/27	1,695,000	1,946,351
Total New Jersey		21,261,453
New York - 6.0%
New York State Dormitory Authority, The New School Project, Series A 5.000%, 07/01/46	3,000,000	3,467,370
New York Transportation Development Corp., Laguardia Airport Terminal B 5.000%, 07/01/46	8,000,000	8,798,880
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010 6.000%, 12/01/42	1,580,000	1,758,303
Total New York		14,024,553
Rhode Island - 2.3%
Tobacco Settlement Financing Corp., Series A 5.000%, 06/01/35	2,000,000	2,186,100
Tobacco Settlement Financing Corp., Series A 5.000%, 06/01/40	3,045,000	3,283,058
Total Rhode Island		5,469,158
Texas - 15.7%
Central Texas Regional Mobility Authority 5.000%, 01/01/46	3,750,000	4,248,263
Central Texas Regional Mobility Authority 5.000%, 01/01/40	4,550,000	5,175,261
Central Texas Turnpike System, Series C 5.000%, 08/15/42	6,915,000	7,730,348
Grand Parkway Transportation Corp., 1st Tier Toll Revenue, Series A 5.500%, 04/01/53	3,960,000	4,523,548
North Texas Tollway Authority, Second Tier, Series B 5.000%, 01/01/48	5,000,000	5,800,300
Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue, Senior Lien Series 2008 D 6.250%, 12/15/26	2,135,000	2,567,209
Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport 5.000%, 12/31/40	2,400,000	2,679,288
Texas Private Activity Bond Surface Transportation Corp., Senior Lien-Blueridge Transport 5.000%, 12/31/45	3,790,000	4,216,981
Total Texas		36,941,198
Virginia - 6.3%
Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution Revenue 5.000%, 07/01/46	4,755,000	5,387,225
Chesapeake City Expressway Toll Road Revenue, Series 2012 A 5.000%, 07/15/47	3,010,000	3,279,335
Virginia Small Business Financing Authority, Transform 66 P3 Project 5.000%, 12/31/49	2,500,000	2,826,500
Virginia Small Business Financing Authority, Transform 66 P3 Project 5.000%, 12/31/52	3,000,000	3,365,910
Total Virginia		14,858,970
West Virginia - 2.4%
West Virginia Hospital Finance Authority, WV United Health System Obligation 5.500%, 06/01/44	5,000,000	5,672,050
Wisconsin - 2.8%
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit Group 5.000%, 11/15/39	1,305,000	1,519,895
Wisconsin Health & Educational Facilities Authority, ProHealth Care Obligation Group 5.000%, 08/15/39	4,635,000	5,197,179
Total Wisconsin		6,717,074
Total Municipal Bonds (Cost $221,249,401)		229,206,156

	Shares
Short-Term Investments - 1.3%
Other Investment Companies - 1.3%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18% [1]	3,096,849	3,096,849
Total Short-Term Investments (Cost $3,096,849)		3,096,849
Total Investments - 98.6% (Cost $224,346,250)		232,303,005
Other Assets, less Liabilities - 1.4%		$3,270,854
Net Assets - 100.0%		$235,573,859

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

[1]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds†	—	$229,206,156	—	$229,206,156
Short-Term Investments	$3,096,849	—	—	3,096,849

Total Investments in Securities	$3,096,849	$229,206,156	—	$232,303,005

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG GW&K Small Cap Core Fund (Class N) (the Fund) returned 20.32%, outperforming the Russell 2000® Index, which returned 14.65%.

When pop star and self-proclaimed future presidential candidate Kanye West gifts shares of stock to his beloved wife for Christmas, you know that equities are most certainly in vogue. Sure enough, the headline from the Wall Street Journal’s year-end review stated: “U.S. Stocks Wrap Up Strong 2017.” Strong is certainly one adjective to describe the equity markets but it doesn’t fully capture the environment. One would have to mention descriptors like resilient, consistent or unidirectional to reflect the fact that the S&P 500® Index rose every month of 2017, a feat that has never before happened. One would have to mention how quiet the markets were, scraping record low volatility measures for a good portion of the year. And one would have to mention how a few narrow groups, like FANG (Facebook, Apple, Netflix & Google) stocks in large caps, or biotech and software in small caps, delivered particularly strong performance. These were all important characteristics of the U.S. equity market in 2017, but they don’t speak to the overall health of the market and the likelihood that 2018 and beyond will or won’t offer attractive returns. The answer to this question comes from the fundamental backdrop for the economy, corporate profits, inflation, interest rates and investor psychology. Is there enough good news in these areas that investors will continue to buy equities? Or will Kim Kardashian and other equity investors consider their 2017 gifts to more closely resemble lumps of coal than thoughtfully wrapped packages? After reviewing performance for the quarter and year, we will attempt to explain why we think the risk reward is still favorable for small cap equities as we look out over the next three to five years.

The Russell 2000® Index finished up 3.3% for the fourth quarter, marking its seventh consecutive positive quarterly return. For the full year the Index was up 14.7%. The last meaningful drawdown the Index experienced was in the third quarter of 2015, nearly two and a half years ago. On a style basis, Growth beat Value during the quarter (4.6% vs. 2.1%) and trounced it over the full year (22.2% vs. 7.8%) as measured by the Russell 2000® Growth and Russell 2000® Value Indices, respectively.

Results were mixed between high and low quality factors for both the quarter and year. For the quarter, larger small caps outperformed microcaps and high return on equity (ROE) stocks outperformed those with low ROE. However, negative equity stocks outperformed, as did those in the highest debt and earnings variability quintiles. For the year, results were even a bit skewed toward low quality stocks, although with many mixed signals from the data. The most visible themes for the year emerged from the outperformance of non-earners, negative ROE, and high beta low quality groups.

On a sector basis, growth styles and cyclical acceleration generally led the Index while more stable and yield-oriented sectors lagged the market. This was particularly true earlier in the year and waned a bit during the fourth quarter. For the year, health care was the best performing sector, driven by the aforementioned strength in biotech. Industrials, information technology and materials also performed well. Energy was the only negative sector, but laggards included consumer staples, telecommunication services, real estate and financials.

For the quarter, consumer discretionary and consumer staples led the way, followed by a rebounding energy sector and industrials. Telecommunications services, real estate, information technology and utilities were the worst performers for the period. The most interesting change in the quarter, relative to the full year, was the flip of energy to the top and information technology to the bottom, as investors had exhausted themselves from either loving or hating each earlier in the year.

The Fund had strong outperformance relative to the benchmark during the year. By any account, this was a very strong year on both a relative and absolute level. It goes without saying that many things in the stock selection column went well for us and it would be a far shorter list to describe where we faltered. Four sectors delivered over 100 basis points of outperformance, including information technology which generated 280 basis points. The selection was so good in this sector that only two of our 13 full year holdings did not outperform the benchmark and only one had a negative return. Five holdings were up close to 50% or greater, one of which more than doubled during the year. Industrials, consumer discretionary and financials all contributed meaningfully, and again, broadly good stock selection was the driver. Energy and consumer staples also added 100 basis points between them, which was impressive given that combined they accounted for less than 5% of the Fund. On the negative side, our cash position was a drag of about 30 basis points, as was modest underperformance in the materials sector. The only significant issue during the year came from health care, which was a detractor to the tune of 140 basis points. The strong performance of and our lack of exposure to biotech (-170 basis points) caused all the damage.

Regardless of whether you are Kim Kardashian or any other normal equity investor, you have read all the headlines about record highs in the various indices, extended valuations and elongated market upcycles. A rational investor would ask whether the future holds potential for more risk than reward, as over the last five years small caps have compounded at a 14% annual rate and the S&P 500® Index was up over 15.5% annualized. However, we would point out the strength of the current macroeconomic cycle, which is visible in the employment data, industrial production, consumer spending and the various Institute for Supply Management (ISM) survey data. In addition, we are about to pile on tax cuts and further business optimism resulting from lower taxes and deregulation. Two factors are likely to sustain the cycle even further: 1) that the cycle thus far has been a very slow and much doubted climb off the 2009 bottom, and 2) many facets of the economy have yet to be touched by the recovery. In fact, if wage growth and tax cuts occur simultaneously, we could see it self-reinforce in 2018 and into 2019. We believe the most prudent expectation is for corporate earnings growth in the mid-teens and equity returns in the high single digits for 2018. Which, of course, means this will decidedly NOT be the outcome. Risks remain both to the upside and downside. In our opinion, the greatest risk to the downside comes from complacency and the firmly held consensus view that the economy is accelerating and inflation and interest rates will remain in check. The rate increases the Fed has executed and plans to execute could have an unforeseen impact on the capital markets. Yet upside risks are perhaps more likely, as an accelerating economy combines with tax cuts and improving growth prospects outside the U.S. If Kayne wants to give us some gift wrapped stock certificates at Christmas next year, we will be very grateful and be sure to send a thank you note.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG GW&K Small Cap Core Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small Cap Core Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class N shares on December 31, 2007, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small Cap Core Fund and the Russell 2000® Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Small Cap Core Fund2, 3, 4
Class N	20.32%	14.63%	9.49%	8.60%	12/10/96
Class I5	20.79%	15.12%	—	16.03%	07/27/09
Class Z	—	—	—	14.87%	02/24/17
Russell 2000® Index[6]	14.65%	14.12%	8.71%	8.54%	12/10/96	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund inception dates and returns for all periods beginning prior to November 7, 2008 reflects performance of the predecessor Fund, The BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	Effective June 23, 2017 Class S shares were converted to Class I shares.
[6]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Small Cap Core Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	17.5
Health Care	16.8
Industrials	16.5
Financials	15.9
Consumer Discretionary	13.4
Real Estate	6.3
Materials	4.7
Energy	3.0
Utilities	2.6
Consumer Staples	2.1
Short-Term Investments*	5.8
Other Assets Less Liabilities**	(4.6)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Grand Canyon Education, Inc.	3.0
ICU Medical, Inc.	2.7
LogMeIn, Inc.	2.5
West Pharmaceutical Services, Inc.	2.2
Lithia Motors, Inc., Class A	2.0
Globus Medical, Inc., Class A	2.0
Matador Resources Co.	1.9
EPAM Systems, Inc.	1.9
Texas Roadhouse, Inc.	1.9
Cathay General Bancorp	1.9

Top Ten as a Group	22.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments

December 31, 2017

	Shares	Value
Common Stocks - 98.8%
Consumer Discretionary - 13.4%
Five Below, Inc.*	139,773	$9,269,745
Grand Canyon Education, Inc.*	181,727	16,270,018
Helen of Troy, Ltd.*	39,739	3,828,853
Hibbett Sports, Inc.*,1	93,866	1,914,867
Installed Building Products, Inc.*	65,573	4,980,269
Lithia Motors, Inc., Class A	93,142	10,580,000
Oxford Industries, Inc.	68,143	5,123,672
Texas Roadhouse, Inc.	193,351	10,185,731
Tupperware Brands Corp.	70,316	4,408,813
Wolverine World Wide, Inc.	166,936	5,321,920
Total Consumer Discretionary		71,883,888
Consumer Staples - 2.1%
Performance Food Group Co.*	232,602	7,699,126
WD- 40 Co.[1]	28,832	3,402,176
Total Consumer Staples		11,101,302
Energy - 3.0%
Dril- Quip, Inc.*	56,069	2,674,491
Forum Energy Technologies, Inc.*	194,466	3,023,947
Matador Resources Co.*,1	328,770	10,234,610
Total Energy		15,933,048
Financials - 15.9%
Ameris Bancorp	166,579	8,029,108
AMERISAFE, Inc.	93,792	5,777,587
Cathay General Bancorp	240,434	10,139,102
Cohen & Steers, Inc.	132,333	6,258,028
Glacier Bancorp, Inc.	206,487	8,133,523
IBERIABANK Corp.	66,828	5,179,170
Meridian Bancorp, Inc.	134,290	2,766,374
PRA Group, Inc.*,1	106,698	3,542,374
ProAssurance Corp.	102,400	5,852,160
Stifel Financial Corp.	129,366	7,705,039
Texas Capital Bancshares, Inc.*	102,246	9,089,669
United Bankshares, Inc.	151,835	5,276,266
Webster Financial Corp.	135,028	7,583,172
Total Financials		85,331,572
Health Care - 16.8%
Cambrex Corp.*	61,810	2,966,880
Cantel Medical Corp.	75,804	7,797,958
Catalent, Inc.*	201,727	8,286,945
Cotiviti Holdings, Inc.*,1	167,261	5,387,477
Diplomat Pharmacy, Inc.*	243,137	4,879,760

	Shares	Value
Globus Medical, Inc., Class A*	256,458	$10,540,424
ICU Medical, Inc.*	68,217	14,734,872
Impax Laboratories, Inc.*	270,214	4,499,063
INC Research Holdings, Inc., Class A*	149,894	6,535,378
Medidata Solutions, Inc.*	110,503	7,002,575
West Pharmaceutical Services, Inc.	118,312	11,673,845
Wright Medical Group, N.V. (Netherlands)*,1	269,921	5,992,246
Total Health Care		90,297,423
Industrials - 16.5%
Alamo Group, Inc.	45,585	5,145,179
Healthcare Services Group, Inc.	160,272	8,449,540
Heartland Express, Inc.	279,842	6,531,512
HEICO Corp.[1]	33,953	3,203,466
HEICO Corp., Class A	75,998	6,007,642
ICF International, Inc.*	72,481	3,805,252
John Bean Technologies Corp.	50,969	5,647,365
Mobile Mini, Inc.	113,982	3,932,379
Patrick Industries, Inc.*	93,762	6,511,771
Primoris Services Corp.	212,416	5,775,591
RBC Bearings, Inc.*	59,389	7,506,770
Ritchie Bros. Auctioneers, Inc. (Canada)[1]	208,440	6,238,609
Sun Hydraulics Corp.	118,986	7,697,204
Universal Forest Products, Inc.	183,873	6,917,302
US Ecology, Inc.	102,966	5,251,266
Total Industrials		88,620,848
Information Technology - 17.5%
Blackbaud, Inc.	90,727	8,572,794
Callidus Software, Inc.*	206,640	5,920,236
EPAM Systems, Inc.*	95,029	10,208,965
ExlService Holdings, Inc.*	105,046	6,339,526
HubSpot, Inc.*,1	113,708	10,051,787
LogMeIn, Inc.	117,350	13,436,575
MACOM Technology Solutions Holdings, Inc.*	155,991	5,075,947
Power Integrations, Inc.	88,881	6,537,198
Proofpoint, Inc.*	58,001	5,151,069
Rogers Corp.*	31,643	5,123,635
Silicon Laboratories, Inc.*	87,100	7,690,930
Tyler Technologies, Inc.*	55,617	9,846,990
Total Information Technology		93,955,652
Materials - 4.7%
Balchem Corp.	67,503	5,440,742
Compass Minerals International, Inc.[1]	56,089	4,052,430
KapStone Paper and Packaging Corp.	176,474	4,004,195

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.7% (continued)
PolyOne Corp.	171,235	$7,448,722
Silgan Holdings, Inc.	151,681	4,457,905
Total Materials		25,403,994
Real Estate - 6.3%
Education Realty Trust, Inc., REIT	202,138	7,058,658
National Health Investors, Inc., REIT	75,700	5,706,266
Pebblebrook Hotel Trust, REIT [1]	174,830	6,498,431
QTS Realty Trust, Inc., Class A, REIT	132,742	7,189,307
STAG Industrial, Inc., REIT	260,098	7,108,478
Total Real Estate		33,561,140
Utilities - 2.6%
IDACORP, Inc.	70,257	6,418,680
NorthWestern Corp.	128,516	7,672,405
Total Utilities		14,091,085
Total Common Stocks (Cost $396,085,147)		530,179,952

	Principal Amount
Short - Term Investments - 5.8%
Joint Repurchase Agreements - 4.9%[2]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $6,279,631 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $6,404,220)	$6,278,647	6,278,647
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $6,279,645 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $6,404,220)	6,278,647	6,278,647

*	Non - income producing security.
[1]	Some or all of these securities, amounting to $25,730,349 or 4.8% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

	Principal Amount	Value
HSBC Securities USA, Inc., dated 12/29/17, due 01/02/18, 1.380% total to be received $6,279,610 (collateralized by various U.S. Government Agency Obligations, 0.000% - 0.375%, 05/15/18 - 08/15/46, totaling $6,404,273)	$6,278,647	$6,278,647
Jefferies LLC, dated 12/29/17, due 01/02/18, 1.500% total to be received $1,320,919 (collateralized by various U.S. Government Agency Obligations, 0.000% - 1.750%, 09/13/18 - 04/30/22, totaling $1,347,113)	1,320,699	1,320,699
State of Wisconsin Investment Board, dated 12/29/17, due 01/02/18, 1.630% total to be received $6,279,784 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.875%, 01/15/19 - 02/15/46, totaling $6,453,002)	6,278,647	6,278,647
Total Joint Repurchase Agreements		26,435,287

	Shares
Other Investment Companies - 0.9%
Dreyfus Preferred Government Money Market Fund, Institutional Class Shares, 1.25%[3]	4,595,414	4,595,414
Total Short - Term Investments (Cost $31,030,701)		31,030,701
Total Investments - 104.6% (Cost $427,115,848)		561,210,653
Other Assets, less Liabilities - (4.6)%		(24,865,711)
Net Assets - 100.0%		$536,344,942

[3]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT    Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small Cap Core Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$530,179,952	—	—	$530,179,952
Short-Term Investments
Joint Repurchase Agreements	—	$26,435,287	—	26,435,287
Other Investment Companies	4,595,414	—	—	4,595,414

Total Investments in Securities	$534,775,366	$26,435,287	—	$561,210,653

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the year ended December 31, 2017, the AMG GW&K Small/Mid Cap Fund (Class I) (the Fund) returned 15.44%, underperforming the Russell 2500® Index, which returned 16.81%. The Fund’s former benchmark, the Russell 2000® Growth Index, returned

22.17% over the same period.

Effective February 27, 2017, the Fund’s Principal Investment Strategies changed from a small cap growth investment approach to one that primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies with either growth or value-oriented characteristics. The Fund’s name changed from AMG GW&K Small Cap Growth Fund to AMG GW&K Small/Mid Cap Fund and the Fund’s primary benchmark changed from the Russell 2000 Index to the Russell 2500 Index.

When pop star and self-proclaimed future presidential candidate Kanye West gifts shares of stock to his beloved wife for Christmas, you know that equities are most certainly in vogue. Sure enough, the headline from the Wall Street Journal’s year-end review stated: “U.S. Stocks Wrap Up Strong 2017.” Strong is certainly one adjective to describe the equity markets but it doesn’t fully capture the environment. One would have to mention descriptors like resilient, consistent or unidirectional to reflect the fact that the S&P 500® Index rose every month of 2017, a feat that has never before happened. One would have to mention how quiet the markets were, scraping record low volatility measures for a good portion of the year. And one would have to mention how a few narrow groups, like FANG (Facebook, Apple, Netflix & Google) stocks in large caps, or biotech and software in small caps, delivered particularly strong performance. These were all important characteristics of the U.S. equity market in 2017, but they don’t speak to the overall health of the market and the likelihood that 2018 and beyond will or won’t offer attractive returns. The answer to this question comes from the fundamental backdrop for the economy, corporate profits, inflation, interest rates and investor psychology. Is there enough good news in these areas that investors will continue to buy equities? Or will Kim Kardashian and other equity investors consider their 2017 gifts to more closely resemble lumps of coal than thoughtfully wrapped packages? After reviewing performance for the quarter and year, we will attempt to explain why we think the risk reward is still favorable for small/mid cap equities as we look out over the next three to five years.

The Russell 2500® Index finished up 5.2% for the fourth quarter, marking its ninth consecutive positive quarterly return. For the full year the Index was up 16.8%. The last meaningful drawdown the Index experienced was in the third quarter of 2015, nearly two and a half years ago. On a style basis, Growth beat Value during the quarter (6.4% vs. 4.3%) and trounced it over the full year (24.5% vs. 10.4%) as measured by the Russell 2500® Growth and Value Indices , respectively.

Results were mixed between high and low quality factors for both the quarter and year. For the quarter, larger small caps outperformed microcaps and high return on equity (ROE) stocks outperformed those with low ROE. However, stocks with higher earnings variability outperformed as well. For the year, results were quite similar to the fourth quarter. So while perhaps the market showed a bias to higher quality stocks, the results had a modest impact on performance and were more varied than usual.

On a sector basis, growth styles and cyclical acceleration generally led the Index while more stable and yield-oriented sectors lagged the market. This was particularly true earlier in the year and waned a bit during the fourth quarter. For the year, health care was the best performing sector, driven by the aforementioned strength in biotech. Information technology, materials and industrials also performed well. Energy was the only negative sector, but laggards included, telecommunication services, consumer staples, real estate and financials.

2017 was a very strong year on an absolute basis but the Fund modestly trailed the benchmark on a relative level. On the positive side of the ledger, information technology and financials were our stock selection leaders. Three portfolio holdings in technology were up over 40% and we outperformed broadly in four of the five industry groups. Our outperformance in financials was driven by stock selection in the bank industry, as SVB Financial, Western Alliance Bancorp, Glacier Bancorp and Texas Capital Bancshares all returned a double-digit percentage compared to less than 4% for the Index group. Also in health care, we overcame a headwind from an underweight to the biotechnology industry with strong performers in the healthcare equipment industry, where one stock more than doubled and three others were up over 20%. Our relative performance was held back in materials, consumer staples and industrials. In materials, we were flat footed in the chemicals industry, where the Index added over 29% but we languished as our largest holding, RPM International, was essentially flat. RPM’s results were disappointing this year, but we believe the company is now back on track for steady growth.

Compass Minerals, which was sold during the year, declined over 11% during our holding period, as results in both their salt and plant nutrition businesses lagged expectations. . TreeHouse Foods impacted the full year results and drove our underperformance in the consumer staples sector as the company missed on earnings, guided lower and lost a key executive. We subsequently sold the stock, as our thesis of an immediate recovery proved to be too optimistic and we lacked conviction that management has the ability to execute the turnaround plan. In industrials, we saw WageWorks, Ritchie Brothers and Westinghouse Air Brake each lag a strong group and offset good stock selection elsewhere in the sector. Westinghouse Air Brake and Ritchie Brothers were each digesting large acquisitions this past year, which we think led to a temporary setback in earnings growth. We continue to own these stocks in the Fund.

Regardless of whether you are Kim Kardashian or any other normal equity investor, you have read all the headlines about record highs in the various indices, extended valuations and elongated market upcycles. A rational investor would ask whether the future holds potential for more risk than reward, as over the last five years small/mid caps have compounded at a 14.3% annual rate and the S&P 500 Index was up over 15.7% annualized. However, we would point out the strength of the current macroeconomic cycle, which is visible in the employment data, industrial production, consumer spending and the various Institute for Supply Management (ISM) survey data. In addition, we are about to pile on tax cuts and further business optimism resulting from lower taxes and deregulation. Two factors are likely to sustain the cycle even further: 1) the cycle thus far has been a very slow and much doubted climb off the 2009 bottom, and 2) many facets of the economy have yet to be touched by the recovery. In fact, if wage growth and tax cuts occur simultaneously, we could see it self-reinforce in 2018 and into 2019. We believe the most prudent expectation is for corporate earnings growth in the mid-teens and equity returns in the high single digits for 2018—which, of course, means this will decidedly NOT be the outcome. Risks remain both to the upside and downside. In our opinion, the greatest risk to the downside comes from complacency and the firmly held consensus view that the economy is accelerating and inflation and interest rates will remain in check. The rate increases the Fed has executed and plans to execute could have an unforeseen impact on the capital

AMG GW&K Small/Mid Cap Fund

Portfolio Manager’s Comments (continued)

markets. Yet upside risks are perhaps more likely as an accelerating economy combines with tax cuts and improving growth prospects outside the U.S. If Kayne wants to give us some gift wrapped stock certificates at Christmas next year, we will be very grateful and be sure to send a thank you note.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC as of December 31, 2017 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG GW&K Small/Mid Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Small/Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class I shares on December 31, 2007, to a $10,000 investment made in the Russell 2500® Index and the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Small/Mid Cap Fund and the Russell 2500® Index and Russell 2000® Growth Index for the same time periods ended December 31, 2017.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG GW&K Small/Mid Cap Fund2, [3,4,5,6,7]
Class N	—	9.17%	02/24/17
Class I	15.44%	5.07%	06/30/15
Class Z	—	9.34%	02/24/17
Russell 2500® Index[8]	16.81%	10.10%	06/30/15	†
Russell 2000® Growth Index[9]	22.17%	8.74%	06/30/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2017. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[5]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[7]	Effective February 27, 2017, The Fund’s Principal Investment Strategies changed from a small cap growth investment strategy to one that primarily invests in common stock and preferred stock of U.S. small- and Mid- capitalization companies with either growth- or value- oriented characteristics.
[8]	The Russell 2500™ Index is composed of the 2500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance.
[9]	The Russell 2000® Growth Index measures the performance of the Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Small/Mid Cap Fund

Fund Snapshots (unaudited)

December 31, 2017

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	18.3
Industrials	15.7
Financials	15.3
Consumer Discretionary	11.9
Health Care	11.2
Real Estate	8.3
Materials	4.8
Energy	3.2
Utilities	2.0
Consumer Staples	1.3
Short-Term Investments*	11.5
Other Assets Less Liabilities**	(3.5)

*	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
**	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
MarketAxess Holdings, Inc.	2.5
SVB Financial Group	2.3
RPM International, Inc.	2.1
Gartner, Inc.	2.0
Zebra Technologies Corp., Class A	1.8
West Pharmaceutical Services, Inc.	1.8
CoStar Group, Inc.	1.8
Tyler Technologies, Inc.	1.6
Cognex Corp.	1.6
Exponent, Inc.	1.6

Top Ten as a Group	19.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Small/Mid Cap Fund

Schedule of Portfolio Investments

December 31, 2017

	Shares	Value
Common Stocks - 92.0%
Consumer Discretionary - 11.9%
BJ’s Restaurants, Inc.	6,240	$227,136
Burlington Stores, Inc.*	4,062	499,748
Carter’s, Inc.	2,918	342,836
Cavco Industries, Inc.*	2,403	366,698
Dorman Products, Inc.*	5,524	337,737
Five Below, Inc.*	5,175	343,206
Horizon Global Corp.*,1	10,023	140,522
Lithia Motors, Inc., Class A1	3,003	341,111
The Michaels Cos, Inc.*	11,820	285,926
Polaris Industries, Inc.[1]	3,063	379,781
Pool Corp.	1,920	248,928
Tupperware Brands Corp.	3,088	193,618
Total Consumer Discretionary		3,707,247
Consumer Staples - 1.3%
PriceSmart, Inc.	4,823	415,260
Energy - 3.2%
Callon Petroleum Co.*,1	28,440	345,546
Dril-Quip, Inc.*,1	2,400	114,480
Matador Resources Co.*	10,242	318,834
QEP Resources, Inc.*	12,325	117,950
Superior Energy Services, Inc.*	10,715	103,185
Total Energy		999,995
Financials - 15.3%
Artisan Partners Asset Management, Inc., Class A	5,190	205,005
BankUnited, Inc.	8,005	325,964
Glacier Bancorp, Inc.	7,553	297,513
James River Group Holdings, Ltd. (Bermuda)	8,005	320,280
MarketAxess Holdings, Inc.	3,835	773,711
Pinnacle Financial Partners, Inc.	4,286	284,162
ProAssurance Corp.	6,175	352,901
Signature Bank*	3,382	464,213
SVB Financial Group*	3,126	730,765
Texas Capital Bancshares, Inc.*	3,769	335,064
Webster Financial Corp.	6,415	360,266
Western Alliance Bancorp*	5,624	318,431
Total Financials		4,768,275
Health Care - 11.2%
Acadia Healthcare Co., Inc.*,1	6,595	215,195
Align Technology, Inc.*	1,126	250,186
Alkermes PLC (Ireland)*	5,425	296,910
Catalent, Inc.*	10,555	433,599

	Shares	Value
ICU Medical, Inc.*	2,166	$467,856
IDEXX Laboratories, Inc.*	1,754	274,291
Impax Laboratories, Inc.*	9,901	164,852
K2M Group Holdings, Inc.*,1	8,660	155,880
Premier, Inc., Class A*	8,085	236,001
STERIS PLC (United Kingdom)	5,240	458,343
West Pharmaceutical Services, Inc.	5,638	556,301
Total Health Care		3,509,414
Industrials - 15.7%
Exponent, Inc.	7,108	505,379
Gardner Denver Holdings, Inc.*	14,354	487,031
Graco, Inc.	7,417	335,397
Lincoln Electric Holdings, Inc.	3,769	345,165
The Middleby Corp.*,1	2,278	307,416
Nordson Corp.	2,892	423,389
RBC Bearings, Inc.*	3,915	494,856
Ritchie Bros. Auctioneers, Inc. (Canada)[1]	10,720	320,850
Schneider National, Inc., Class B1	12,727	363,483
The Toro Co.	7,361	480,158
Wabtec Corp. [1]	5,291	430,846
WageWorks, Inc.*	6,601	409,262
Total Industrials		4,903,232
Information Technology - 18.3%
ANSYS, Inc.*	2,318	342,114
Blackbaud, Inc.	3,849	363,692
Booz Allen Hamilton Holding Corp.	11,385	434,110
Cognex Corp.	8,316	508,607
CoStar Group, Inc.*	1,831	543,715
Gartner, Inc.*	5,165	636,070
LogMeIn, Inc.	3,818	437,161
Power Integrations, Inc.	3,608	265,368
Silicon Laboratories, Inc.*	3,658	323,001
SS&C Technologies Holdings, Inc.	10,640	430,707
Tyler Technologies, Inc.*	2,877	509,373
The Ultimate Software Group, Inc.*	1,658	361,825
Zebra Technologies Corp., Class A*	5,437	564,361
Total Information Technology		5,720,104
Materials - 4.8%
AptarGroup, Inc.	2,505	216,131
Eagle Materials, Inc.	2,893	327,777
Quaker Chemical Corp.	2,071	312,286

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.8% (continued)
RPM International, Inc.	12,275	$643,456
Total Materials		1,499,650
Real Estate - 8.3%
American Campus Communities, Inc., REIT [1]	11,920	489,078
CoreSite Realty Corp., REIT	3,114	354,685
Easterly Government Properties, Inc., REIT	15,435	329,383
Mid-America Apartment Communities, Inc., REIT	2,846	286,194
Physicians Realty Trust, REIT	20,260	364,477
Summit Hotel Properties, Inc., REIT	24,450	372,373
Sun Communities, Inc., REIT	4,369	405,356
Total Real Estate		2,601,546
Utilities - 2.0%
OGE Energy Corp.	8,720	286,975
Portland General Electric Co.	7,495	341,622
Total Utilities		628,597
Total Common Stocks (Cost $26,963,011)		28,753,320

	Principal Amount
Short-Term Investments - 11.5%
Joint Repurchase Agreements - 5.5%[2]
Cantor Fitzgerald Securities, Inc., dated 12/29/17, due 01/02/18, 1.410% total to be received $1,000,157 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 01/31/18 - 06/20/63, totaling $1,020,000)	$1,000,000	1,000,000

	Principal Amount	Value
Daiwa Capital Markets America, dated 12/29/17, due 01/02/18, 1.430% total to be received $726,963 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 01/11/18 - 12/01/51, totaling $741,385)	$726,848	$726,848
Total Joint Repurchase Agreements		1,726,848

	Shares
Other Investment Companies - 6.0%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 1.18%[3]	1,882,670	1,882,670
Total Short-Term Investments (Cost $3,609,518)		3,609,518
Total Investments - 103.5% (Cost $30,572,529)		32,362,838
Other Assets, less Liabilities - (3.5)%		(1,106,665)
Net Assets - 100.0%		$31,256,173

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $1,681,424 or 5.4% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the December 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT    Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG GW&K Small/Mid Cap Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$28,753,320	—	—	$28,753,320
Short-Term Investments
Joint Repurchase Agreements	—	$1,726,848	—	1,726,848
Other Investment Companies	1,882,670	—	—	1,882,670

Total Investments in Securities	$30,635,990	$1,726,848	—	$32,362,838

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of December 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2017

	AMG GW&K Enhanced Core Bond Fund#	AMG GW&K Municipal Bond Fund#	AMG GW&K Municipal Enhanced Yield Fund#	AMG GW&K Small Cap Core Fund#	AMG GW&K Small/Mid Cap Fund#
Assets:
Investments at Value* (including securities on loan valued at $739,043, $0, $0, $25,730,349, and $1,681,424, respectively)	$49,089,402	$1,059,418,697	$232,303,005	$561,210,653	$32,362,838
Receivable for investments sold	—	—	1,395,030	—	—
Dividend, interest and other receivables	453,787	12,694,603	2,453,310	987,791	43,892
Receivable for Fund shares sold	200,771	5,933,718	670,904	1,613,564	1,328,852
Receivable from affiliate	10,266	81,072	18,669	5,147	8,552
Prepaid expenses	27,232	24,034	24,153	29,307	16,171
Total assets	49,781,458	1,078,152,124	236,865,071	563,846,462	33,760,305
Liabilities:
Payable upon return of securities loaned	759,122	—	—	26,435,287	1,726,848
Payable for investments purchased	—	40,386	899,978	—	641,317
Payable for Fund shares repurchased	179,047	2,645,843	174,585	534,804	75,000
Accrued expenses:
Investment advisory and management fees	12,304	188,330	89,722	321,887	15,213
Administrative fees	6,152	135,674	29,907	68,976	3,511
Distribution fees	7,294	6,170	1,907	5,291	2
Shareholder service fees	953	47,754	20,112	39,071	1,972
Professional fees	48,927	62,326	42,415	40,303	31,018
Trustee fees and expenses	519	11,186	2,473	5,694	267
Other	43,464	102,748	30,113	50,207	8,984
Total liabilities	1,057,782	3,240,417	1,291,212	27,501,520	2,504,132
Net Assets	$48,723,676	$1,074,911,707	$235,573,859	$536,344,942	$31,256,173
* Investments at cost	$48,855,680	$1,053,092,869	$224,346,250	$427,115,848	$30,572,529

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K Enhanced Core Bond Fund#	AMG GW&K Municipal Bond Fund#	AMG GW&K Municipal Enhanced Yield Fund#	AMG GW&K Small Cap Core Fund#	AMG GW&K Small/Mid Cap Fund#
Net Assets Represent:
Paid-in capital	$52,818,368	$1,068,275,232	$228,137,519	$391,250,428	$29,495,290
Accumulated net realized gain (loss) from investments	(4,328,414)	310,647	(520,415)	10,999,709	(29,426)
Net unrealized appreciation on investments	233,722	6,325,828	7,956,755	134,094,805	1,790,309
Net Assets	$48,723,676	$1,074,911,707	$235,573,859	$536,344,942	$31,256,173
Class N:
Net Assets	$16,027,453	$29,512,967	$8,827,761	$24,988,623	$10,920
Shares outstanding	1,633,138	2,544,777	881,350	891,057	979
Net asset value, offering and redemption price per share	$9.81	$11.60	$10.02	$28.04	$11.15
Class I:
Net Assets	$6,864,480	$1,045,398,740	$226,637,907	$403,309,101	$24,265,613
Shares outstanding	696,851	89,669,335	22,645,980	14,193,364	2,176,569
Net asset value, offering and redemption price per share	$9.85	$11.66	$10.01	$28.42	$11.15
Class C:
Net assets per class	$4,560,822	—	—	—	—
Shares outstanding	465,034	—	—	—	—
Net asset value, offering and redemption price per share	$9.81	—	—	—	—
Class Z:
Net Assets	$21,270,921	—	$108,191	$108,047,218	$6,979,640
Shares outstanding	2,160,919	—	10,810	3,801,611	625,800
Net asset value, offering and redemption price per share	$9.84	—	$10.01	$28.42	$11.15

#	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended December 31, 2017

	AMG GW&K Enhanced Core Bond Fund#	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund	AMG GW&K Small Cap Core Fund	AMG GW&K Small/Mid Cap Fund
Investment Income:
Interest income	$1,894,053	$20,145,744	$8,388,736	$414	—
Dividend income	7,832	172,027	57,180	5,665,492 [1]	$153,066 [2]
Securities lending income	1,655	—	—	152,797	2,872
Foreign withholding tax	—	—	—	(24,350)	(510)
Total investment income	1,903,540	20,317,771	8,445,916	5,794,353	155,428
Expenses:
Investment advisory and management fees	215,219	2,102,015	1,047,912	3,467,084	84,418
Administrative fees	97,134	1,510,886	343,518	735,672	19,393
Distribution fees - Class N	40,593	81,542	21,323	78,257	22
Distribution fees - Class C	59,207	—	—	—	—
Shareholder servicing fees - Class N	—	39,211	14,153	49,235	—
Shareholder servicing fees - Class S##	—	121,098	6,293	12,807	—
Shareholder servicing fees - Class I	19,656	387,765	89,662	184,662	8,378
Professional fees	53,474	122,074	58,599	70,692	37,320
Registration fees	70,972	108,079	77,141	81,773	39,781
Transfer agent fees	22,524	42,493	12,205	21,863	522
Custodian fees	18,262	77,770	22,242	34,215	13,458
Reports to shareholders	23,239	72,650	15,850	45,202	—
Trustee fees and expenses	5,484	67,636	15,623	30,337	694
Miscellaneous	7,968	24,429	7,725	11,732	202
Repayment of prior reimbursements	—	—	—	1,317	—
Total expenses before offsets	633,732	4,757,648	1,732,246	4,824,848	204,188
Expense reimbursements	(185,809)	(703,359)	(232,286)	(51,380)	(85,512)
Expense reductions	—	—	—	(24,071)	(14)
Fee waivers	—	(77,768)	—	—	—
Net expenses	447,923	3,976,521	1,499,960	4,749,397	118,662
Net investment income	1,455,617	16,341,250	6,945,956	1,044,956	36,766
Net Realized and Unrealized Gain:
Net realized gain on investments	261,715	2,781,551	1,907,278	39,398,970	416,050
Net change in unrealized appreciation/depreciation on investments	1,012,966	27,347,353	12,463,029	52,180,026	1,558,779
Net realized and unrealized gain	1,274,681	30,128,904	14,370,307	91,578,996	1,974,829
Net increase in net assets resulting from operations	$2,730,298	$46,470,154	$21,316,263	$92,623,952	$2,011,595

#	Effective February 27, 2017, the Funds’ share classes were renamed as described in Note 1 of the Notes to Financial Statements.
##	Effective June 23, 2017, Class S shares were converted into Class I Shares.
[1]	Includes non-recurring dividends of $1,076,397.
[2]	Includes non-recurring dividends of $32,003.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended December 31

	AMG GW&K Enhanced Core Bond Fund		AMG GW&K Municipal Bond Fund
	2017#	2016#	2017#	2016#
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$1,455,617	$2,792,209	$16,341,250	$13,478,865
Net realized gain on investments	261,715	837,864	2,781,551	11,765,887
Net change in unrealized appreciation/depreciation on investments	1,012,966	(777,068)	27,347,353	(37,153,635)
Net increase (decrease) in net assets resulting from operations	2,730,298	2,853,005	46,470,154	(11,908,883)
Distributions to Shareholders:
From net investment income:
Class N	(365,057)	(414,745)	(424,272)	(337,669)
Class S##	—	(777,513)	(1,030,308)	(2,154,034)
Class I	(449,908)	(1,453,169)	(14,934,133)	(11,028,510)
Class C	(86,218)	(137,712)	—	—
Class Z	(563,837)	—	—	—
From net realized gain on investments:
Class N	—	—	(28,908)	(579,320)
Class S##	—	—	—	(3,103,417)
Class I	—	—	(1,027,689)	(13,370,506)
Total distributions to shareholders	(1,465,020)	(2,783,139)	(17,445,310)	(30,573,456)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(65,807,448)	27,097,678	122,965,822	153,597,847
Total increase (decrease) in net assets	(64,542,170)	27,167,544	151,990,666	111,115,508
Net Assets:
Beginning of year	113,265,846	86,098,302	922,921,041	811,805,533
End of year	$48,723,676	$113,265,846	$1,074,911,707	$922,921,041
End of year undistributed net investment income	—	$9,070	—	—

#	Effective October 1, 2016, and February 27, 2017 the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
##	Effective June 23, 2017, Class S shares were converted into Class I Shares.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended December 31,

	AMG GW&K Municipal Enhanced Yield Fund		AMG GW&K Small Cap Core Fund		AMG GW&K Small/Mid Cap Fund
	2017#	2016#	2017#	2016#	2017#	2016#
Increase in Net Assets Resulting From Operations:
Net investment income (loss)	$6,945,956	$7,155,225	$1,044,956	$1,422,759	$36,766	$(6,439)
Net realized gain (loss) on investments	1,907,278	6,721,972	39,398,970	14,201,155	416,050	(28,503)
Net change in unrealized appreciation/depreciation on investments	12,463,029	(13,050,976)	52,180,026	49,509,033	1,558,779	252,237
Net increase in net assets resulting from operations	21,316,263	826,221	92,623,952	65,132,947	2,011,595	217,295
Distributions to Shareholders:
From net investment income:
Class N	(234,480)	(141,532)	—	—	—	—
Class S##	(193,559)	(483,507)	—	(32,695)	—	—
Class I	(6,539,305)	(6,534,101)	(817,532)	(1,399,673)	(26,217)	(1,135)
Class Z	(2,693)	—	(263,165)	—	(10,595)	—
From net realized gain on investments:
Class N	—	(189,462)	(1,290,786)	(1,490,651)	(144)	—
Class S##	—	(751,847)	—	(721,953)	—	—
Class I	—	(9,105,322)	(20,845,694)	(15,063,218)	(294,502)	—
Class Z	—	—	(5,500,223)	—	(92,029)	—
Total distributions to shareholders	(6,970,037)	(17,205,771)	(28,717,400)	(18,708,190)	(423,487)	(1,135)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	5,434,557	(1,420,098)	51,017,083	185,281	27,436,973	841,781
Total increase (decrease) in net assets	19,780,783	(17,799,648)	114,923,635	46,610,038	29,025,081	1,057,941
Net Assets:
Beginning of year	215,793,076	233,592,724	421,421,307	374,811,269	2,231,092	1,173,151
End of year	$235,573,859	$215,793,076	$536,344,942	$421,421,307	$31,256,173	$2,231,092
End of year undistributed net investment income	—	—	—	—	—	—

#	Effective October 1, 2016, and February 27, 2017 the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
##	Effective June 23, 2017, Class S shares were converted into Class I Shares.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$9.67	$9.58	$10.22	$9.96	$11.24
Income (loss) from Investment Operations:
Net investment income[1,2]	0.21	0.22	0.29	0.29	0.24
Net realized and unrealized gain (loss) on investments	0.15	0.09	(0.64)	0.26	(0.21)
Total income (loss) from investment operations	0.36	0.31	(0.35)	0.55	0.03
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.22)	(0.29)	(0.29)	(0.26)
Net realized gain on investments	—	—	—	—	(1.05)
Total distributions to shareholders	(0.22)	(0.22)	(0.29)	(0.29)	(1.31)
Net Asset Value, End of Year	$9.81	$9.67	$9.58	$10.22	$9.96
Total Return[2]	3.76%[3]	3.26%	(3.51)%	5.58%[3]	0.29%[3]
Ratio of net expenses to average net assets	0.75%	0.84%	0.84%	0.84%	0.86%[4]
Ratio of gross expenses to average net assets[5]	1.04%	1.05%	1.07%	1.09%	1.08%[4]
Ratio of net investment income to average net assets[2]	2.19%	2.27%	2.87%	2.82%	2.14%[4]
Portfolio turnover	39%	88%	57%	22%	43%
Net assets end of year (000’s) omitted	$16,027	$16,115	$20,203	$27,444	$32,009

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$9.70	$9.62	$10.26	$9.99	$11.28
Income (loss) from Investment Operations:
Net investment income[1,2]	0.23	0.24	0.30	0.31	0.26
Net realized and unrealized gain (loss) on investments	0.16	0.08	(0.63)	0.27	(0.22)
Total income (loss) from investment operations	0.39	0.32	(0.33)	0.58	0.04
Less Distributions to Shareholders from:
Net investment income	(0.24)	(0.24)	(0.31)	(0.31)	(0.28)
Net realized gain on investments	—	—	—	—	(1.05)
Total distributions to shareholders	(0.24)	(0.24)	(0.31)	(0.31)	(1.33)
Net Asset Value, End of Year	$9.85	$9.70	$9.62	$10.26	$9.99
Total Return[2,3]	4.03%	3.31%	(3.30)%	5.84%	0.41%
Ratio of net expenses to average net assets	0.61%	0.69%	0.67%	0.65%	0.69%[4]
Ratio of gross expenses to average net assets[5]	0.90%	0.90%	0.90%	0.90%	0.91%[4]
Ratio of net investment income to average net assets[2]	2.32%	2.39%	2.96%	3.00%	2.31%[4]
Portfolio turnover	39%	88%	57%	22%	43%
Net assets end of year (000’s) omitted	$6,864	$37,952	$7,463	$2,480	$1,563

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class C	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$9.66	$9.57	$10.20	$9.94	$11.22
Income (loss) from Investment Operations:
Net investment income[1,2]	0.14	0.15	0.21	0.21	0.15
Net realized and unrealized gain (loss) on investments	0.16	0.08	(0.63)	0.26	(0.20)
Total income (loss) from investment operations	0.30	0.23	(0.42)	0.47	(0.05)
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.14)	(0.21)	(0.21)	(0.18)
Net realized gain on investments	—	—	—	—	(1.05)
Total distributions to shareholders	(0.15)	(0.14)	(0.21)	(0.21)	(1.23)
Net Asset Value, End of Year	$9.81	$9.66	$9.57	$10.20	$9.94
Total Return[2]	3.08%[3]	2.40%[3]	(4.15)%	4.79%[3]	(0.50)%
Ratio of net expenses to average net assets	1.50%	1.59%	1.59%	1.59%	1.61%[4]
Ratio of gross expenses to average net assets[5]	1.79%	1.80%	1.82%	1.84%	1.83%[4]
Ratio of net investment income to average net assets[2]	1.43%	1.53%	2.12%	2.07%	1.38%[4]
Portfolio turnover	39%	88%	57%	22%	43%
Net assets end of year (000’s) omitted	$4,561	$7,842	$11,031	$15,927	$20,793

AMG GW&K Enhanced Core Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class Z	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$9.70	$9.61	$10.25	$9.99	$11.28
Income (loss) from Investment Operations:
Net investment income[1,2]	0.24	0.25	0.31	0.31	0.27
Net realized and unrealized gain (loss) on investments	0.15	0.09	(0.63)	0.27	(0.22)
Total income (loss) from investment operations	0.39	0.34	(0.32)	0.58	0.05
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.25)	(0.32)	(0.32)	(0.29)
Net realized gain on investments	—	—	—	—	(1.05)
Total distributions to shareholders	(0.25)	(0.25)	(0.32)	(0.32)	(1.34)
Net Asset Value, End of Year	$9.84	$9.70	$9.61	$10.25	$9.99
Total Return[2]	4.01%[3]	3.52%	(3.15)%[3]	5.85%[3]	0.46%[3]
Ratio of net expenses to average net assets	0.50%	0.59%	0.59%	0.59%	0.61%[4]
Ratio of gross expenses to average net assets[5]	0.79%	0.80%	0.82%	0.84%	0.83%[4]
Ratio of net investment income to average net assets[2]	2.43%	2.51%	3.10%	3.05%	2.39%[4]
Portfolio turnover	39%	88%	57%	22%	43%
Net assets end of year (000’s) omitted	$21,271	$51,357	$47,402	$41,968	$59,182

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
##	Effective February 27, 2017, Class I shares were renamed Class Z and Class S shares were renamed Class I.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.016%, 0.021% and 0.020% of average net assets for the Class N, Class I, Class C and Class Z, respectively.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$11.25	$11.70	$11.61	$11.02	$11.52
Income (loss) from Investment Operations:
Net investment income[1,2]	0.15	0.13	0.15	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.36	(0.25)	0.24	0.63	(0.47)
Total income (loss) from investment operations	0.51	(0.12)	0.39	0.81	(0.29)
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.12)	(0.15)	(0.18)	(0.17)
Net realized gain on investments	(0.01)	(0.21)	(0.15)	(0.04)	(0.04)
Total distributions to shareholders	(0.16)	(0.33)	(0.30)	(0.22)	(0.21)
Net Asset Value, End of Year	$11.60	$11.25	$11.70	$11.61	$11.02
Total Return[2]	4.58%[3]	(1.05)%[3]	3.36%[3]	7.39%[3]	(2.51)%
Ratio of net expenses to average net assets	0.71%	0.71%	0.82%	0.80%	0.81%[4]
Ratio of gross expenses to average net assets[5]	0.78%	0.95%	1.13%	1.12%	1.17%[4]
Ratio of net investment income to average net assets[2]	1.31%	1.08%	1.28%	1.55%	1.56%[4]
Portfolio turnover	27%	66%	78%	31%	28%
Net assets end of year (000’s) omitted	$29,513	$31,406	$27,362	$23,572	$28,655

AMG GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$11.31	$11.77	$11.67	$11.08	$11.58
Income (loss) from Investment Operations:
Net investment income[1,2]	0.19	0.17	0.21	0.23	0.23
Net realized and unrealized gain (loss) on investments	0.36	(0.25)	0.24	0.63	(0.47)
Total income (loss) from investment operations	0.55	(0.08)	0.45	0.86	(0.24)
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.17)	(0.20)	(0.23)	(0.22)
Net realized gain on investments	(0.01)	(0.21)	(0.15)	(0.04)	(0.04)
Total distributions to shareholders	(0.20)	(0.38)	(0.35)	(0.27)	(0.26)
Net Asset Value, End of Year	$11.66	$11.31	$11.77	$11.67	$11.08
Total Return[2,3]	4.90%	(0.70)%	3.94%	7.80%	(2.02)%
Ratio of net expenses to average net assets	0.37%	0.34%	0.34%	0.34%	0.36%[4]
Ratio of gross expenses to average net assets[5]	0.45%	0.58%	0.65%	0.66%	0.72%[4]
Ratio of net investment income to average net assets[2]	1.64%	1.45%	1.76%	2.00%	2.01%[4]
Portfolio turnover	27%	66%	78%	31%	28%
Net assets end of year (000’s) omitted	$1,045,399	$728,365	$655,760	$393,581	$204,711

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
##	Effective June 23, 2017, Class S shares were converted to Class I shares.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes non-routine extraordinary expenses amounting to 0.021% and 0.020% of average net assets for the Class N and Class I, respectively.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$9.40	$10.08	$10.16	$8.98	$10.24
Income (loss) from Investment Operations:
Net investment income[1,2]	0.26	0.25	0.30	0.34	0.35
Net realized and unrealized gain (loss) on investments	0.62	(0.23)	0.05	1.18	(1.18)
Total income (loss) from investment operations	0.88	0.02	0.35	1.52	(0.83)
Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.25)	(0.30)	(0.34)	(0.36)
Net realized gain on investments	—	(0.45)	(0.13)	—	(0.07)
Total distributions to shareholders	(0.26)	(0.70)	(0.43)	(0.34)	(0.43)
Net Asset Value, End of Year	$10.02	$9.40	$10.08	$10.16	$8.98
Total Return[2]	9.51%[3]	0.10%[3]	3.57%[3]	17.14%[3]	(8.27)%
Ratio of net expenses to average net assets	1.01%	1.14%	1.07%	1.00%	1.12%[4]
Ratio of gross expenses to average net assets[5]	1.11%	1.30%	1.25%	1.19%	1.30%[4]
Ratio of net investment income to average net assets[2]	2.67%	2.38%	2.98%	3.46%	3.58%[4]
Portfolio turnover	67%	172%	120%	83%	52%
Net assets end of year (000’s) omitted	$8,828	$4,184	$5,500	$8,507	$8,030

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$9.40	$10.07	$10.14	$8.97	$10.22
Income (loss) from Investment Operations:
Net investment income[1,2]	0.30	0.30	0.34	0.37	0.39
Net realized and unrealized gain (loss) on investments	0.61	(0.22)	0.07	1.17	(1.17)
Total income (loss) from investment operations	0.91	0.08	0.41	1.54	(0.78)
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.30)	(0.35)	(0.37)	(0.40)
Net realized gain on investments	—	(0.45)	(0.13)	—	(0.07)
Total distributions to shareholders	(0.30)	(0.75)	(0.48)	(0.37)	(0.47)
Net Asset Value, End of Year	$10.01	$9.40	$10.07	$10.14	$8.97
Total Return[2,3]	9.79%	0.70%	4.15%	17.45%	(7.80)%
Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.66%[4]
Ratio of gross expenses to average net assets[5]	0.74%	0.80%	0.82%	0.83%	0.84%[4]
Ratio of net investment income to average net assets[2]	3.05%	2.89%	3.42%	3.83%	4.08%[4]
Portfolio turnover	67%	172%	120%	83%	52%
Net assets end of year (000’s) omitted	$226,638	$195,193	$212,057	$226,284	$201,161

AMG GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class Z	2017*
Net Asset Value, Beginning of Period	$9.49
Income from Investment Operations:
Net investment income[1,2]	0.25
Net realized and unrealized gain on investments	0.52
Total income from investment operations	0.77
Less Distributions to Shareholders from:
Net investment income	(0.25)
Total distributions to shareholders	(0.25)
Net Asset Value, End of Period	$10.01
Total Return[2]	8.23%[3,6]
Ratio of net expenses to average net assets	0.59%[7]
Ratio of gross expenses to average net assets[5]	0.69%[7]
Ratio of net investment income to average net assets[2]	3.07%[7]
Portfolio turnover	67%
Net assets end of period (000’s) omitted	$108

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
##	Effective June 23, 2017, Class S shares were converted to Class I shares.
*	Commencement of operations was on February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes non-routine extraordinary expenses amounting to 0.024% and 0.023% of average net assets for the Class N and Class l, respectively.
[5]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[6]	Not annualized.
[7]	Annualized.

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class N	2017	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$24.57	$21.80	$23.39	$24.34	$17.72
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.06)[3]	0.00 [4,5]	(0.06)[6]	(0.07)[7]	(0.07)[8]
Net realized and unrealized gain (loss) on investments	5.06	3.81	(0.64)	0.46	7.56
Total income (loss) from investment operations	5.00	3.81	(0.70)	0.39	7.49
Less Distributions to Shareholders from:
Net realized gain on investments	(1.53)	(1.04)	(0.89)	(1.34)	(0.87)
Total distributions to shareholders	(1.53)	(1.04)	(0.89)	(1.34)	(0.87)
Net Asset Value, End of Year	$28.04	$24.57	$21.80	$23.39	$24.34
Total Return[2,9]	20.32%	17.44%	(3.02)%	1.53%	42.26%
Ratio of net expenses to average net assets[10]	1.32%	1.33%	1.35%	1.42%	1.37%[11]
Ratio of gross expenses to average net assets[12]	1.33%	1.42%	1.46%	1.53%	1.50%[11]
Ratio of net investment income (loss) to average net assets[2]	(0.21)%	0.01%	(0.24)%	(0.28)%	(0.32)%[11]
Portfolio turnover	23%	19%	16%	26%	19%
Net assets end of year (000’s) omitted	$24,989	$35,760	$35,691	$37,995	$69,992

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,
Class I	2017##	2016#	2015	2014	2013
Net Asset Value, Beginning of Year	$24.84	$22.04	$23.61	$24.49	$17.76
Income (loss) from Investment Operations:
Net investment income[1,2]	0.07 [3]	0.10 [5]	0.04 [6]	0.07 [7]	0.02 [8]
Net realized and unrealized gain (loss) on investments	5.10	3.86	(0.65)	0.44	7.58
Total income (loss) from investment operations	5.17	3.96	(0.61)	0.51	7.60
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.10)	(0.05)	(0.04)	—
Net realized gain on investments	(1.53)	(1.06)	(0.91)	(1.35)	(0.87)
Total distributions to shareholders	(1.59)	(1.16)	(0.96)	(1.39)	(0.87)
Net Asset Value, End of Year	$28.42	$24.84	$22.04	$23.61	$24.49
Total Return[2]	20.79%[9]	17.90%[9]	(2.63)%[9]	2.04%[9]	42.81%
Ratio of net expenses to average net assets[10]	0.95%	0.94%	0.95%	0.95%	0.97%[11]
Ratio of gross expenses to average net assets[12]	0.96%	1.03%	1.06%	1.07%	1.10%[11]
Ratio of net investment income to average net assets[2]	0.24%	0.43%	0.17%	0.30%	0.07%[11]
Portfolio turnover	23%	19%	16%	26%	19%
Net assets end of year (000’s) omitted	$403,309	$367,972	$302,381	$291,301	$168,854

AMG GW&K Small Cap Core Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended December 31,
Class Z	2017*
Net Asset Value, Beginning of Period	$26.13
Income from Investment Operations:
Net investment income[1,2]	0.14 [3]
Net realized and unrealized gain on investments	3.75
Total income from investment operations	3.89
Less Distributions to Shareholders from:
Net investment income	(0.07)
Net realized gain on investments	(1.53)
Total distributions to shareholders	(1.60)
Net Asset Value, End of Period	$28.42
Total Return[2,9]	14.87%[13]
Ratio of net expenses to average net assets[10]	0.90%[14]
Ratio of gross expenses to average net assets[12]	0.91%[14]
Ratio of net investment income to average net assets[2]	0.56%[14]
Portfolio turnover	23%
Net assets end of period (000’s) omitted	$108,047

#	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
##	Effective June 23, 2017, Class S shares were converted to Class I shares.
*	Commencement of operations was on February 27, 2017.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $(0.12), $0.01, and $0.09 for Class N, Class I and Class Z, respectively.
[4]	Rounds to less than $0.01 per share.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.06) and $0.04 for the Class N, and Class l, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05) and $0.05 for the Class N, and Class l, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11) and $0.03 for Class N, and Class l shares, respectively.
[8]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09) and $0.00 for the Class N, and Class l respectively.
[9]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[10]	Includes reduction from broker recapture amounting to less than 0.01% for fiscal year ended 2017.
[11]	Includes non-routine extraordinary expenses amounting to 0.015% and 0.018% of average net assets for the Class N and Class I, respectively.
[12]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
[13]	Not annualized.
[14]	Annualized.

AMG GW&K Small/Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended
Class N	December 31, 2017*
Net Asset Value, Beginning of Period	$10.35
Income from Investment Operations:
Net investment income[1,2]	0.01 [3]
Net realized and unrealized gain on investments	0.94
Total income from investment operations	0.95
Less Distributions to Shareholders from:
Net realized gain on investments	(0.15)
Total distributions to shareholders	(0.15)
Net Asset Value, End of Period	$11.15
Total Return[2,4]	9.17%[5]
Ratio of net expenses to average net assets[6]	1.10%[7]
Ratio of gross expenses to average net assets[8]	1.71%[7]
Ratio of net investment income to average net assets[2]	0.12%[7]
Portfolio turnover	38%
Net assets end of period (000’s) omitted	$11

AMG GW&K Small/Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended December 31,		For the fiscal period ended December 31, 2015**
Class I	2017	2016#
Net Asset Value, Beginning of Period	$9.80	$8.95	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.03 [3]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.48	0.89	(1.03)
Total income (loss) from investment operations	1.51	0.86	(1.05)
Less Distributions to Shareholders from:
Net investment income	(0.01)	(0.01)	—
Net realized gain on investments	(0.15)	—	—
Total distributions to shareholders	(0.16)	(0.01)	—
Net Asset Value, End of Period	$11.15	$9.80	$8.95
Total Return[2]	15.44% [4]	9.55%	(10.50)%[4,5]
Ratio of net expenses to average net assets[6]	0.94%	0.95%	0.95% [7]
Ratio of gross expenses to average net assets[8]	1.62%	4.60%	11.39% [7]
Ratio of net investment income (loss) to average net assets[2]	0.26%	(0.38)%	(0.39)%[7]
Portfolio turnover	38%	48%	41% [5]
Net assets end of period (000’s) omitted	$24,266	$2	$1

AMG GW&K Small/Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended
Class Z	December 31, 2017*
Net Asset Value, Beginning of Period	$10.35
Income from Investment Operations:
Net investment income[1,2]	0.03 [3]
Net realized and unrealized gain on investments	0.94
Total income from investment operations	0.97
Less Distributions to Shareholders from:
Net investment income	(0.02)
Net realized gain on investments	(0.15)
Total distributions to shareholders	(0.17)
Net Asset Value, End of Period	$11.15
Total Return[2,4]	9.34%[5]
Ratio of net expenses to average net assets[6]	0.85%[7]
Ratio of gross expenses to average net assets[8]	1.46%[7]
Ratio of net investment income to average net assets[2]	0.37%[7]
Portfolio turnover	38%
Net assets end of period (000’s) omitted	$6,980

*	Commencement of operations was on February 27, 2017.
#	Effective October 1, 2016, Institutional Class was renamed Class I.
**	Commencement of operations was on June 30, 2015.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $(0.01), $0.00, and $0.01 for Class N, Class I and Class Z, respectively.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]	Not annualized.
[6]	Includes reduction from broker recapture amounting to less than 0.01% for fiscal year ended 2017.
[7]	Annualized.
[8]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements

December 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds II (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”), AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), AMG GW&K Small Cap Core Fund (“Small Cap Core”) and AMG GW&K Small/Mid Cap Fund (“Small/Mid Cap”) (formerly AMG GW&K Small Cap Growth Fund) and AMG Funds II: AMG GW&K Enhanced Core Bond Fund (“Enhanced Core Bond”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective October 1, 2016 were renamed. Enhanced Core Bond, Municipal Bond, Municipal Enhanced and Small Cap Core previously offered Investor Class shares, Service Class shares, and Institutional Class shares which were renamed to Class N, Class S and Class I, respectively; Small/Mid Cap previously offered Institutional Class shares which were renamed Class I. Effective February 27, 2017, Enhanced Core Bond Class I shares were renamed Class Z and Class S shares were renamed Class I; Municipal Enhanced Yield and Small Cap Core added Class Z shares and Small/Mid Cap added Class N and Class Z shares. Effective June 23, 2017, Municipal Bond, Municipal Enhanced Yield and Small Cap Core Class S shares were converted to Class I shares. Additionally, Enhanced Core Bond offers Class C shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective February 27, 2017, the Small/Mid Cap Principal Investment Strategies changed from a small cap growth investment strategy to one that primarily invests in common stock and preferred stock of U.S. small- and mid-capitalization companies with either growth- or value- oriented characteristics.

Class C shares of Enhanced Core Bond were closed to all new investors and will no longer be available for purchase by existing shareholders. Shareholders who redeem Class C shares of the Fund will continue to be subject to the deferred sales charges described in the prospectus. Small Cap Core was closed to new investors. Please refer to Enhanced Core Bond’s and Small Cap Core’s current prospectus for additional information.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

Notes to Financial Statements (continued)

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended December 31, 2017, the impact on the expense ratios, if any, were as follows: Small Cap Core - $24,071 or less than 0.01% and Small/Mid Cap - $14 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to current year redesignation of dividends paid by the fund. Temporary differences are primarily due to differences between book and tax treatment of losses for excise tax purposes and wash sales.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	Enhanced Core Bond		Municipal Bond*		Municipal Enhanced**
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	$1,465,020	$2,783,139	$16,341,250	$13,518,971	$6,970,037	$7,158,615
Short-term capital gains	—	—	—	10,894,944	—	5,596,273
Long-term capital gains	—	—	1,104,060	6,159,541	—	4,450,883

	$1,465,020	$2,783,139	$17,445,310	$30,573,456	$6,970,037	$17,205,771

*	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods 2017 and 2016 were $16,185,749 and $13,518,971, respectively.
**	The ordinary income distributions paid by Municipal Enhanced which were tax-exempt for the periods 2017 and 2016 were $6,915,538 and $7,153,068, respectively.

	Small Cap Core		Small/Mid Cap
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$1,075,896	$1,432,368	$36,742	$764
Short-term capital gains	823,117	—	261,774	371
Long-term capital gains	26,818,387	17,275,822	124,971	—

	$28,717,400	$18,708,190	$423,487	$1,135

As of December 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Enhanced Core Bond	Municipal Bond	Municipal Enhanced	Small Cap Core	Small/ Mid Cap
Capital loss carryforward	$4,328,230	—	$273,380	—	—
Undistributed ordinary income	—	—	—	—	—
Undistributed short-term capital gains	—	—	—	$351,412	—
Undistributed long-term capital gains	—	$310,654	—	11,007,991	—
Late-year loss deferral	—	—	—	—	$13,357

At December 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Enhanced Core Bond	$48,855,864	$621,702	$(388,164)	$233,538
Municipal Bond	1,053,092,876	11,945,284	(5,619,463)	6,325,821
Municipal Enhanced	224,593,285	8,349,185	(639,465)	7,709,720
Small Cap Core	427,475,542	153,891,102	(20,155,991)	133,735,111
Small/Mid Cap	30,588,598	2,264,893	(490,653)	1,774,240

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

Notes to Financial Statements (continued)

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2017, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term
Enhanced Core Bond	$1,599,857	$2,728,373
Municipal Enhanced	273,380	—

	Capital Loss Carryover
	Utilized
Fund	Short-Term	Long-Term
Enhanced Core Bond	—	$689,967

As of December 31, 2017, Municipal Bond, Small Cap Core and Small/Mid Cap had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the year ending December 31, 2017, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2017 and December 31, 2016, the capital stock transactions by class for the Funds were as follows:

	Enhanced Core Bond				Municipal Bond
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	545,254	$5,338,004	385,257	$3,795,029	1,383,931	$15,924,408	1,647,974	$19,577,982
Reinvestment of distributions	25,331	247,785	27,286	268,301	37,952	438,882	75,000	856,921
Cost of shares repurchased	(604,413)	(5,915,824)	(853,785)	(8,384,944)	(1,667,771)	(19,328,676)	(1,270,324)	(14,901,658)

Net increase (decrease)	(33,828)	$(330,035)	(441,242)	$(4,321,614)	(245,888)	$(2,965,386)	452,650	$5,533,245

Class S:
Proceeds from sale of shares	—	—	—	—	3,078,878	$35,271,698	10,232,475	$121,026,163
Reinvestment of distributions	—	—	—	—	53,728	615,132	291,662	3,354,153
Cost of shares repurchased	—	—	—	—	(3,952,625)	(45,334,584)	(7,024,704)	(81,937,500)
Share Conversion	—	—	—	—	(13,649,760)	(160,111,684)	—	—

Net increase (decrease)	—	—	—	—	(14,469,779)	$(169,559,438)	3,499,433	$42,442,816

Class I:
Proceeds from sale of shares	499,155	$4,874,509	3,892,108	$38,388,245	34,230,051	$396,585,461	32,007,506	$379,279,837
Reinvestment of distributions	44,098	430,918	77,281	766,271	1,264,901	14,708,302	2,035,999	23,482,851
Cost of shares repurchased	(3,757,375)	(36,918,527)	(834,296)	(8,310,804)	(23,820,377)	(275,914,801)	(25,376,090)	(297,140,902)
Share Conversion	—	—	—	—	13,603,372	160,111,684	—	—

Net increase (decrease)	(3,214,122)	$(31,613,100)	3,135,093	$30,843,712	25,277,947	$295,490,646	8,667,415	$105,621,786

Class C:
Proceeds from sale of shares	1,278	$12,466	2,517	$24,694	—	—	—	—
Reinvestment of distributions	6,466	63,151	9,536	93,552	—	—	—	—
Cost of shares repurchased	(354,502)	(3,456,425)	(353,217)	(3,475,625)	—	—	—	—

Net decrease	(346,758)	$(3,380,808)	(341,164)	$(3,357,379)	—	—	—	—

Notes to Financial Statements (continued)

	Enhanced Core Bond				Municipal Bond
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class Z:
Proceeds from sale of shares	420,620	$4,105,961	2,391,953	$23,618,757	—	—	—	—
Reinvestment of distributions	55,590	545,034	145,492	1,436,923	—	—	—	—
Cost of shares repurchased	(3,611,083)	(35,134,500)	(2,172,562)	(21,122,721)	—	—	—	—

Net increase (decrease)	(3,134,873)	$(30,483,505)	364,883	$3,932,959	—	—	—	—

	Municipal Enhanced				Small Cap Core
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	854,262	$8,245,287	569,848	$5,963,684	164,219	$4,353,577	171,093	$3,879,355
Reinvestment of distributions	24,014	234,148	33,790	329,552	43,445	1,224,282	55,106	1,367,178
Cost of shares repurchased	(441,848)	(4,333,836)	(704,478)	(7,269,369)	(771,984)	(20,688,735)	(407,888)	(9,392,744)

Net increase (decrease)	436,428	$4,145,599	(100,840)	$(976,133)	(564,320)	$(15,110,876)	(181,689)	$(4,146,211)

Class S:
Proceeds from sale of shares	319,509	$3,059,584	1,219,602	$12,565,944	14,465	$373,459	86,671	$2,032,563
Reinvestment of distributions	20,245	193,539	127,122	1,234,918	—	—	29,980	750,402
Cost of shares repurchased	(891,675)	(8,586,630)	(1,192,382)	(12,156,404)	(67,690)	(1,761,714)	(1,074,660)	(25,613,152)
Share Conversion	(1,192,488)	(11,722,161)	—	—	(660,652)	(17,976,373)	—	—

Net increase (decrease)	(1,744,409)	$(17,055,668)	154,342	$1,644,458	(713,877)	$(19,364,628)	(958,009)	$(22,830,187)

Class I:
Proceeds from sale of shares	5,135,104	$49,798,634	6,118,953	$63,716,957	4,400,525	$118,884,418	2,961,740	$68,702,616
Reinvestment of distributions	334,730	3,259,308	835,430	8,132,689	708,864	20,238,054	613,419	15,384,553
Cost of shares repurchased	(4,794,481)	(46,538,170)	(7,243,382)	(73,938,069)	(6,389,413)	(183,987,173)	(2,480,898)	(56,925,490)
Share Conversion	1,194,920	11,722,161	—	—	658,716	17,976,373	—	—

Net increase (decrease)	1,870,273	$18,241,933	(288,999)	$(2,088,423)	(621,308)	$(26,888,328)	1,094,261	$27,161,679

Class Z:[1]
Proceeds from sale of shares	10,535	$100,000	—	—	4,253,757	$125,555,645	—	—
Reinvestment of distributions	275	2,693	—	—	201,870	5,763,389	—	—
Cost of shares repurchased	—	—	—	—	(654,016)	(18,938,119)	—	—

Net increase	10,810	$102,693	—	—	3,801,611	$112,380,915	—	—

Notes to Financial Statements (continued)

	Small/Mid Cap
	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class N:[1]
Proceeds from sale of shares	966	$10,000	—	—
Reinvestment of distributions	13	144	—	—

Net increase	979	$10,144	—	—

Class I:
Proceeds from sale of shares	1,961,796	$20,991,750	148,293	$1,303,687
Reinvestment of distributions	28,697	320,262	114	1,126
Cost of shares repurchased	(41,659)	(452,348)	(51,818)	(463,032)

Net increase	1,948,834	$20,859,664	96,589	$841,781

Class Z:[1]
Proceeds from sale of shares	618,470	$6,484,063	—	—
Reinvestment of distributions	9,195	102,624	—	—
Cost of shares repurchased	(1,865)	(19,522)	—	—

Net increase	625,800	$6,567,165	—	—

[1]	Commencement of operations was February 27, 2017.

At December 31, 2017, certain unaffiliated shareholders of record, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small/Mid Cap - one owns 15%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2017, the market value of Repurchase Agreements outstanding for Enhanced Core, Small Cap Core and Small/Mid Cap were $759,122, $26,435,287 and $1,726,848, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Funds does offset the receivable and payable for delayed delivery and when-issued securities that were purchased or sold. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the

Notes to Financial Statements (continued)

Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”) who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. The Funds’ investment management fees are paid at the following annual rate of each Fund’s respective average daily net assets:

Enhanced Core Bond*	0.30%
Municipal Bond**
on first $25 million	0.35%
on next $25 million	0.30%
on next $50 million	0.25%
on balance over $100 million	0.20%
Municipal Enhanced *	0.45%
Small Cap Core*	0.70%
Small/Mid Cap*	0.65%

*	Prior to February 27, 2017, the annual rate for the investment management fees were 0.45%, 0.50%, 0.75% and 0.75% of the average daily net assets for Enhanced Core Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap, respectively.
**	Effective October 1, 2016, Municipal Bond changed to a tiered management fee structure. Prior to October 1, 2016, the annual rate for Municipal Bond’s investment management fee was 0.35% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap to 0.48%, 0.34%, 0.59%, 0.90% and 0.85%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. Prior to February 27, 2017, the expense cap was 0.59%, 0.64%, 0.95% and 0.95% of the average daily net assets for Enhanced Core Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap, respectively.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At December 31, 2017, the Funds’ expiration of recoupment is as follows:

Expiration Period	Enhanced Core Bond	Municipal Bond
Less than 1 year	$208,328	$2,123,295
Within 2 years	249,870	2,293,974
Within 3 years	185,809	703,359

Total Amount Subject to Recoupment	$644,007	$5,120,628

Expiration Period	Municipal Enhanced	Small Cap Core
Less than 1 year	$205,861	$405,914
Within 2 years	222,096	314,503
Within 3 years	232,286	51,380

Total Amount Subject to Recoupment	$660,243	$771,797

Expiration Period	Small/ Mid Cap
Less than 1 year	$48,523
Within 2 years	57,742
Within 3 years	85,512

Total Amount Subject to Recoupment	$191,777

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, Enhanced Core Bond, Municipal Bond, Municipal Enhanced, Small Cap Core and Small/Mid Cap paid an administration fee under a similar contract at an annual rate of 0.20%, 0.25%, 0.25%, 0.25% and 0.25%, respectively, of each Fund’s average daily net assets.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares of each Fund and Class C shares of Enhanced Core Bond, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales

Notes to Financial Statements (continued)

charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and Enhanced Core Bond Class C shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Class N shares and Enhanced Core Bond Class C shares, respectively.

For Enhanced Core Bond’s Class I shares and for each of the Class N and Class I shares of Municipal Bond, Municipal Enhanced and Small Cap Core, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below. The Investment Manager has voluntarily agreed, through at least May 1, 2018, to waive 0.01% of the shareholder servicing fees authorized to be paid by Class I shares of Municipal Bond.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2017, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Enhanced Core Bond
Class I	0.10%	0.10%
Municipal Bond
Class N	0.15%	0.12%
Class I**	0.05%	0.04%
Municipal Enhanced
Class N*	0.25%	0.17%
Class I**	0.05%	0.04%
Small Cap Core
Class N*	0.25%	0.16%
Class I**	0.05%	0.04%
Small/Mid Cap
Class N	0.15%	—
Class I**	0.10%	0.08%

*	Effective February 27, 2017, Class N maximum annual amount was reduced to 0.15%.
**	Prior to February 27, 2017, Class I shares did not incur shareholder servicing fees.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended December 31, 2017, Municipal Bond lent a maximum of $1,222,106 for 5 days earning interest in the amount of $130, Municipal Enhanced lent a maximum of $2,317,301 for 5 days earning interest of $595, and Small Cap Core lent a maximum of $6,200,680 for 5 days earning interest in the amount of $414. The interest income amount is included in the Statement of Operations as interest income. Enhanced Core Bond borrowed a maximum of $4,417,211 for 42 days paying interest of $2,274, and Small Cap Core borrowed a maximum of $2,317,301 for 4 days paying interest of $527. The interest expense amount is included in the Statement of Operations as miscellaneous expense. For the year ended December 31, 2017, Small/Mid Cap neither borrowed from nor lent to other Funds in the AMG Funds family. At December 31, 2017, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended December 31, 2017, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Enhanced Core Bond	$21,050,854	$59,862,559
Municipal Bond	395,142,506	260,986,720
Municipal Enhanced	149,550,829	147,888,572
Small Cap Core	134,380,832	109,776,702
Small/Mid Cap	29,469,356	4,886,393

	U.S. Government Obligations
Fund	Purchases	Sales
Enhanced Core Bond	$4,507,337	$25,931,191

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and

Notes to Financial Statements (continued)

to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at December 31, 2017, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Enhanced Core Bond	$739,043	$759,122
Small Cap Core	25,730,349	26,435,287
Small/Mid Cap	1,681,424	1,726,848

5. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2017:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Enhanced Core Bond
State of Wisconsin Investment Board	$759,122	$759,122	—	—

Small Cap Core
Cantor Fitzgerald Securities, Inc.	$6,278,647	$6,278,647	—	—
Daiwa Capital Markets America	6,278,647	6,278,647	—	—
HSBC Securities USA, Inc.	6,278,647	6,278,647	—	—
Jefferies LLC	1,320,699	1,320,699	—	—
State of Wisconsin Investment Board	6,278,647	6,278,647	—	—

Totals	$26,435,287	$26,435,287	—	—

Small/Mid Cap
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	726,848	726,848	—	—

Totals	$1,726,848	$1,726,848	—	—

7. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation

S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

Notes to Financial Statements (continued)

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS II AND SHAREHOLDERS OF AMG GW&K ENHANCED CORE BOND FUND, AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND AND AMG GW&K SMALL/MID CAP FUND (FORMERLY AMG GW&K SMALL CAP GROWTH FUND)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Small/Mid Cap Fund (formerly AMG GW&K Small Cap Growth Fund) (five of the funds constituting AMG Funds and AMG Funds II, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

Other Information

TAX INFORMATION

The AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Enhanced Core Bond Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Small/Mid Cap Fund each hereby designates $0, $1,104,060, $0, $26,818,387, and $124,971, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2017, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 69
• Oversees 61 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999-AMG Funds • Trustee since 2000-AMG Fund II • Oversees 61 Funds in Fund Complex

Edward J. Kaier, 72

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 63 Funds in Fund Complex

Kurt A. Keilhacker, 54

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004-AMG Funds • Trustee since 2000-AMG Fund II • Oversees 61 Funds in Fund Complex

Steven J. Paggioli, 67

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 1999-AMG Funds • Trustee since 2000-AMG Fund II • Oversees 61 Funds in Fund Complex

Eric Rakowski, 59

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 52
• Oversees 63 Funds in Fund	Lecturer, Babson College (2007 – Present).
Complex

• Trustee since 2004-AMG Funds • Trustee since 2000-AMG Fund II • Oversees 61 Funds in Fund Complex

Thomas R. Schneeweis, 70

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for GlobalAsset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 65
• Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 50
• Principal Executive Officer since 2014 • Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 59

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com |	77

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small     Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,     LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap     Value

AMG River Road Dividend All Cap     Value II

AMG River Road Focused Absolute     Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global     Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets     Small Cap

AMG TimesSquare International Small     Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund -

    Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced     Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO     Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell     Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors     Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging     Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real     Estate

CenterSquare Investment Management,     Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap     Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital     Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap     Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell     Growth

AMG Managers Montag & Caldwell     Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group     LLC

AMG Managers Skyline Special     Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

    Federated MDTA LLC

AMG Managers Value Partners Asia     Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate     Government

AMG Managers Amundi Short Duration     Government

Amundi Pioneer Institutional Asset

Management, Inc.

AMG Managers Doubleline Core Plus     Bond

DoubleLine Capital LP

AMG Managers Global Income     Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

amgfunds.com	|123117 AR020

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2017	Fiscal 2016
AMG GW&K Enhanced Core Bond Fund	$39,699	$37,846
AMG Chicago Equity Partners Balanced Fund	$30,134	$27,540
AMG Managers Amundi Short Duration Government Fund	$54,825	$41,233
AMG Managers Amundi Intermediate Government Fund	$51,156	$41,219

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in their two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG FUNDS II	Fiscal 2017	Fiscal 2016
AMG GW&K Enhanced Core Bond Fund	$9,425	$9,425
AMG Chicago Equity Partners Balanced Fund	$7,369	$7,369
AMG Managers Amundi Short Duration Government Fund	$10,159	$10,159
AMG Managers Amundi Intermediate Government Fund	$10,159	$10,159

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2017 and $0 for fiscal 2016, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2017 and 2016 for non-audit services rendered to the Funds and Fund Service Providers were $120,812 and $69,512, respectively. For the fiscal year ended December 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $83,700 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS II

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: March 9, 2018

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date: March 9, 2018